                   PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED
                 BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT


           THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


                                                             EXHIBIT 10.11

                              DALLAS GALLERIA LEASE

                                     BETWEEN
                     DALLAS GALLERIA LIMITED, AS "LANDLORD"

                                       AND
                       LBE TECHNOLOGIES, INC., AS "TENANT"
                       d/b/a NASCAR SILICON MOTOR SPEEDWAY

TENANT'S ADDRESS:
LBE Technologies, Inc.
10401 Bubb Road
Cupertino, CA 95014

GUARANTOR'S ADDRESS:
N/A

LANDLORD'S ADDRESS:
Dallas Galleria Limited
c/o Hines Interests Limited Partnership
2800 Post Oak Boulevard
Houston, TX 77056-6110
ATTENTION: Senior Vice-President - Retail Development Group

With a copy to:

Dallas Galleria Limited
c/o Hines Interests Limited Partnership
13355 Noel Road, Suite 250
Dallas, Texas 75240-6603
ATTENTION: Retail Property Management

                         INDEX TO DALLAS GALLERIA LEASE

ARTICLE I - PREMISES..........................................................   1
   Section  1.1  Demised Premises.............................................   1

ARTICLE II -- TERM OF LEASE...................................................   3
   Section  2.1  Term.........................................................   3
   Section  2.2  Commencement of Term.........................................   3
   Section  2.3  Occupancy Date...............................................   4

ARTICLE III - RENT............................................................   4
   Section  3.1  Minimum Rent.................................................   4
   Section  3.2  Percentage Rent..............................................   4
   Section  3.3  Quarterly Payments...........................................   5
   Section  3.4  Quarterly Payment Dates......................................   5
   Section  3.5  Lease Year...................................................   6
   Section  3.6  Adjustment for Actual Percentage Rent........................   6
   Section  3.7  Gross Sales..................................................   7
   Section  3.8  Monthly and Annual Statements................................   9
   Section  3.9  Audits by Landlord...........................................   9
   Section  3.10 Place and Manner of Payment..................................  10
   Section  3.11 Landlord/Tenant Relationship.................................  10

ARTICLE IV -- CONSTRUCTION WORK...............................................  11
   Section  4.1  Landlord's Construction......................................  11
   Section  4.2  Tenant's Construction........................................  11
   Section  4.3  Timely Performance by Tenant.................................  12
   Section  4.4  Barricade Graphics...........................................  12

ARTICLE V - USE OF PREMISES...................................................  13
   Section  5.1  Use of Premises..............................................  13
   Section  5.2  Covenants of Tenant Regarding Use............................  13
   Section  5.3  Tenant Signs.................................................  17
   Section  5.4  Assignment or Subletting.....................................  18
   Section  5.5  Cost of Assignment or Subletting.............................  20

ARTICLE VI -- PARKING FACILITIES..............................................  20
   Section  6.1  Parking Facilities...........................................  20
   Section  6.2  Maintenance of Parking Facilities............................  21
   Section  6.3  Parking Designation..........................................  21
   Section  6.4  Tenant Compliance with Parking Rules.........................  22
   Section  6.5  Employee Parking.............................................  22
   Section  6.6  Temporary Closing............................................  22
   Section  6.7  Nonexclusivity of Parking....................................  23
   Section  6.8  Floor Space Definition.......................................  23

ARTICLE VII - COMMON AREAS ...................................................  23

   Section  7.1  Common Areas Definition......................................  23
   Section  7.2  Maintenance of Common Areas..................................  24

ARTICLE VIII -- CHARGES FOR AND MAINTENANCE OF COMMON AREAS...................  25
   Section  8.1  Shopping Center Operating Expense............................  25
   Section  8.2  Mall HVAC Charge.............................................  27
   Section  8.3  Tenant's Share of Parking Expense............................  28
   Section  8.4  Tenant's Share of Shopping Center Operating Expenses.........  30
   Section  8.5  Payment of Operating Expense.................................  31
   Section  8.6  Tenant's Audit Right.........................................  31

ARTICLE IX -- UTILITIES ......................................................  32
   Section  9.1  Tenant Payment for Utilities.................................  32
   Section  9.2  Central System...............................................  33

ARTICLE X - MAINTENANCE OF SHOPPING CENTER AND DEMISED PREMISES...............  33
   Section 10.1  Landlord's Obligations.......................................  33
   Section 10.2  Tenant's Obligations.........................................  34
   Section 10.3  No Change to Demised Premises................................  35
   Section 10.4  Fixtures.....................................................  35
   Section 10.5  Surrender of Demised Premises................................  36

ARTICLE XI -- TAXES...........................................................  36
   Section 11.1  Payment Before Delinquency...................................  36
   Section 11.2  Separate Assessments.........................................  37
   Section 11.3  Tenant Renders Tenant Improvements...........................  37
   Section 11.4  Parking Taxes................................................  38
   Section 11.5  Other Taxes..................................................  38
   Section 11.6  Monthly Payments and Year End Adjustments....................  38
   Section 11.7  Pro Rata Adjustment for Partial Years........................  39

ARTICLE XII - INDEMNITY AND LIABILITY INSURANCE...............................  39
   Section 12.1  Tenant's Indemnity and Release Agreement.....................  39
   Section 12.2  Tenant's Liability Insurance.................................  41
   Section 12.3  Tenant's Waiver and Release of Claims for Tenant's Property..  41
   Section 12.4  Release of Landlord Liability for Acts of Adjoining Tenants..  42
   Section 12.5  Worker's Compensation Insurance..............................  43

ARTICLE XIII -- CASUALTY INSURANCE............................................  43
   Section 13.1  Landlord's Insurance.........................................  43
   Section 13.2  Tenant Insurance.............................................  43
   Section 13.3  Waiver of Subrogation........................................  44
   Section 13.4  Payment of Premiums..........................................  44

ARTICLE XIV -- DAMAGE CLAUSE..................................................  45
   Section 14.1  Partial Damage...............................................  45
   Section 14.2  Substantial Damage...........................................  45
   Section 14.3  Termination for Damage.......................................  46

   Section 14.4  Abatement of Rent When Damage Interferes.....................  46
   Section 14.5  Effect of Termination for Damage.............................  47
   Section 14.6  Definitions of "Partial Damage" and "Substantial Damage".....  47
   Section 14.7  Other Damage.................................................  47

ARTICLE XV -- EMINENT DOMAIN..................................................  48
   Section 15.1  Effect of a Taking...........................................  48
   Section 15.2  Right to Receive Awards......................................  48
   Section 15.3  Abatement of Rent............................................  49
   Section 15.4  Taking of Other Portions.....................................  49

ARTICLE XVI - MISCELLANEOUS COVENANTS OF TENANT...............................  49
   Section 16.1  Landlord's Right to Inspect..................................  49
   Section 16.2  Access to Show Premises......................................  50
   Section 16.3  Promotional Programs.........................................  50
   Section 16.4  Cooperative Promotional Opportunities........................  51
   Section 16.5  Grand Re-Opening Promotion...................................  51
   Section 16.6  Tenant Certificates..........................................  51
   Section 16.7  Curing Landlord Defaults.....................................  52
   Section 16.8  Obligations of a Mortgagee...................................  53
   Section 16.9  Discharge of Mechanic's and Materialman's Liens..............  53
   Section 16.10 Recording Prohibited.........................................  54
   Section 16.11 Force Majeure................................................  54
   Section 16.12 Holding Over.................................................  55
   Section 16.13 Interest on Amount Past Due..................................  55
   Section 16.14 No Termination...............................................  56
   Section 16.15 Ratings of Insurance Companies...............................  56
   Section 16.16 Tenant Records...............................................  56
   Section 16.17 Landlord Not Liable for Interest.............................  57
   Section 16.18 Reimbursement for Legal Expenses.............................  57

ARTICLE XVII --  LANDLORD'S COVENANT OF QUIET ENJOYMENT AND LIMITATIONS OF
                 LIABILITY....................................................  57
   Section 17.1  Peaceful Enjoyment...........................................  57
   Section 17.2  No Personal Liability of Landlord............................  58
   Section 17.3  Landlord and Tenant Not Liable for Special Damages...........  58
   Section 17.4  Independent Obligations/Curing Landlord Defaults.............  58

ARTICLE XVIII -- LANDLORD'S REMEDIES..........................................  59
   Section 18.1  Events of Default............................................  59
   Section 18.2  Landlord Remedies............................................  60
   Section 18.3  Percentage Rent After Entry by Landlord......................  62
   Section 18.4  Lease Guaranty...............................................  62
   Section 18.5  No Waiver....................................................  62
   Section 18.6  Security Interest............................................  62

ARTICLE XIX - NOTICE..........................................................  62
   Section 19.1  Address and Manner of Giving Notice..........................  62

ARTICLE XX - MISCELLANEOUS PROVISIONS REGARDING LEASE.........................  63
   Section 20.1  Governing Law................................................  63
   Section 20.2  Representation by Corporate Tenant...........................  64
   Section 20.3  No Accord and Satisfaction...................................  64
   Section 20.4  Headings and Index...........................................  64
   Section 20.5  Partial Invalidity...........................................  64
   Section 20.6  Successors and Assigns.......................................  64
   Section 20.7  When Lease Becomes Binding...................................  65
   Section 20.8  Other Leases and Tenants.....................................  65
   Section 20.9  Attorneys' Fees..............................................  66
   Section 20.10 Third Party Contracts........................................  66
   Section 20.11 No Broker....................................................  66
   Section 20.12 Security Deposit.............................................  66
   Section 20.13 Time of the Essence..........................................  67

ARTICLE XXI - LEASE SUPERIOR OR SUBORDINATE TO MORTGAGES......................  67
   Section 21.1  Lease Superior or Subordinate................................  67
   Section 21.2  Attornment by Tenant.........................................  67

ARTICLE XXII - ADDITIONAL TERMS...............................................  68
   Section 22.1  "Galleria" Servicemark.......................................  68
   Section 22.2  Construction Allowance.......................................  68
   Section 22.3  Repayment of Construction Allowance..........................  69
   Section 22.4  Satellite Dish...............................................  70

                                 DALLAS GALLERIA

                    CROSS REFERENCES 10 CERTAIN DEFINED TERMS

                                                               SECTION IN WHICH
TERM                                                          DEFINITION APPEARS
----                                                          ------------------
Additional Rent ..................................................   3.10
Common Areas .....................................................    7.1
Commencement Date ................................................    2.2
Complex ..........................................................    1.1
Demised Premise ..................................................    1.1
Development ......................................................    1.1
Floor Space ......................................................    6.8
Force Majeure ....................................................  16.11
Full Replacement Cost ............................................   13.1
Gross Sales ......................................................    3.7
Landlord's Mortgagee .............................................   21.1
Lease Year .......................................................    3.5
Major Retail Store ...............................................    1.1
Majority Shareholder .............................................    5.4
Mall Building ....................................................    1.1
Mall HVAC Charge .................................................    8.2
Merchant's Association ...........................................   16.3
Minimum Rent .....................................................    3.1
Parking Facility Taxes ...........................................   11.2
Partial Damage ...................................................   14.6
Percentage Rent ..................................................    3.2
Promotion Charge .................................................   16.3
Quarterly Payment Date ...........................................    3.4
Security Deposit .................................................  20.13
Shopping Center ..................................................    1.1
Shopping Center Operating Expense ................................    8.1
Shopping Center Site .............................................    1.1
Substantial Damage ...............................................   14.6
Tenant Improvements ..............................................   11.3
Voting Stock .....................................................    5.4

                                 DALLAS GALLERIA

                                LIST OF EXHIBITS

EXHIBIT A        Plan of Demised Premises

EXHIBIT A-1      Location of Demised Premises
                 in Mall Building Floor Plan

EXHIBIT A-2      Description of Shopping Center Site

EXHIBIT A-3      Description of Complex Site

EXHIBIT A-4      Complex Site Plan

EXHIBIT B        Description of Landlord's Work

EXHIBIT C        Description of Tenant's Work

EXHIBIT C-1      Design Criteria for Tenant's Mechanical and Electrical Work

EXHIBIT C-1(a)   Vertical Penetrations

EXHIBIT C-1(b)   Suspension Criteria

EXHIBIT C-2      Design Criteria for Tenant's Architectural Standards and
                 Tenant's Signage Criteria

EXHIBIT D        Central Heating and Cooling Rate Schedule

EXHIBIT E        Landlord's Electrical Work

EXHIBIT F        UCC-1 Financing Statement(s)

EXHIBIT S        Satellite Agreement

        THIS INDENTURE OF LEASE (the "Lease") executed as of the 22nd day of May, 1998 by and between DALLAS GALLERIA LIMITED, a Texas limited partnership (hereinafter referred to as "Landlord"), and LBE TECHNOLOGIES, INC., a corporation duly organized and existing according to the laws of the State of California (hereinafter referred to as "Tenant"), doing business as Nascar Silicon Motor Speedway.

                                   WITNESSETH:

                              ARTICLE I -- PREMISES

        SECTION 1.1 DEMISED PREMISES.

                The Landlord hereby demises and leases to the Tenant, and the Tenant hereby leases from the Landlord, upon and subject to the terms and provisions of this Lease (which term is used herein shall include all Exhibits attached hereto or referred to herein), the commercial space (sometimes hereinafter referred to as the "Demised Premises") depicted on Exhibit A hereto annexed and made a part hereof. Said Demised Premises contain approximately six thousand six hundred fifty-one (6,651) square feet of floor area (measuring from (i) the center of the two side demising walls and (ii) the front lease line of the Demised Premises, through the rear wall), commonly known as suite 3800 on level 3 as shown on Exhibit A-1 attached hereto of the multi-level structure (the "Mall Building"), which Landlord has constructed on a parcel of land (the "Shopping Center Site") located in Dallas, Dallas County, Texas. The metes and bounds description of the Shopping Center Site is set forth on Exhibit A-2 annexed hereto and made a part hereof. In the event, within sixty (60) days after commencement of the term of this Lease, either party hereto finds that the actual floor area of the Demised Premises differs by ten (10) square feet or more from the floor area set forth hereinabove and such difference is confirmed by Landlord's independent architect (which confirmation shall be binding upon Landlord and Tenant absent bad faith or manifest error on the part of Landlord's architect), Landlord and Tenant shall execute an amendment to this Lease setting forth the actual floor area, and proportionately changing Tenant's monetary obligations, including Minimum Rent, based upon the ratio of the actual floor area of the Demised Premises to the floor area set forth hereinabove. The term "Mall Building" shall not include any Major Retail Store (as hereinafter defined) or other structures attached thereto. The term "Shopping Center" as used herein shall mean the Shopping Center Site and the improvements constructed thereon (including without limitation the Mall Building). The term "Major Retail Store" as used herein shall be deemed to mean any retail tenant of the Shopping Center occupying at least 75,000 square feet of floor space. The Shopping Center Site is part of a larger tract of land (the "Complex Site") upon which other improvements have been constructed, or are contemplated, in addition to the Shopping Center. The Complex Site is more particularly described in Exhibit A-3 and is shown on Exhibit A-4 (the Complex Site Plan), both of which are hereto annexed and made a part hereof. The Complex Site and the improvements now or hereafter erected thereon are herein referred to as the "Complex".

                The purpose of attaching Exhibit A-1 hereto is to show the approximate location of the Demised Premises within the Mall Building and certain other improvements constituting part of the Shopping Center, but Landlord hereby reserves the unrestricted right at any time to relocate, modify and add to the parking areas, common areas and other facilities provided for the Shopping Center and specifically hereby reserves the unrestricted right at any time to reduce or expand the Mall Building and the Shopping Center (and the Shopping Center Site) to exclude or include land and improvements. With respect to expansion of the Complex, the same shall be accomplished by execution and recordation by Landlord of an annexation supplement, in the office of the County Clerk of Dallas County, Texas at which time "Complex" and "Complex Site", as used herein shall include the land and improvements (then or thereafter erected thereon) annexed pursuant to said instrument. Landlord agrees not to place any kiosks within an area in front of the Demised Premises, determined as if extending the side demising walls fifteen feet (15') in front of the Demised Premises. Landlord reserves the right to place a kiosk in any other location.

                Tenant shall receive by virtue of this Lease only the rights and privileges herein specifically granted and/or leased unto Tenant, and Landlord specifically excepts and reserves unto itself, without limiting the generality of the foregoing, (i) the exclusive use of the roof (including, without limitation, the installation of antennae, signs, displays, equipment and/or other objects, as well as the right to construct additional stories if Landlord so elects), exterior walls (other than store fronts) and the area above and below the Demised Premises and (ii) the right to place or to permit to be placed in the Demised Premises (above or inside ceilings, below floors or next to columns), in such manner as to reduce to a minimum any interference with Tenant's use of the Demised Premises, utility lines, pipes, and the like, to serve the Common Area or premises other than the Demised Premises, and to replace, maintain and repair, in such a manner as to minimize to the extent possible any interference with Tenant's use of the Demised Premises, such utility lines, pipes and the like, in, over and upon the Demised Premises as may have been installed therein.

                           ARTICLE 11 -- TERM OF LEASE

        SECTION 2.1 TERM.


                TO HAVE AND TO HOLD the Demised Premises unto Tenant, subject to matters of record affecting the Shopping Center Site and the terms, provisions and conditions of this Lease for the term of sixty (60) calendar months (plus the partial month, if any) immediately following the commencement of the term hereof.


        SECTION 2.2 COMMENCEMENT OF TERM.

                The term hereof shall commence on that date (the "Commencement Date") which is the earlier to occur of: (a) one hundred twenty (120) days from the first day on which the Demised Premises are ready for occupancy (in accordance with the provisions of Section 2.3 hereof) by Tenant or (b) the opening by Tenant of its business in the Demised Premises; and the term hereof shall end on the last day of the sixtieth (60th) full calendar month (exclusive of any partial month) after such Commencement Date. From and after the execution of this Lease until the Commencement Date, all the terms and conditions of this Lease shall be applicable to Landlord and Tenant (and any entry into the Demised Premises by Tenant shall be subject to the terms hereof), except Tenant's obligations to (i) pay Minimum Rent and Additional Rent and (ii) conduct business from the Demised Premises.


*** Confidential treatment requested.

        SECTION 2.3 OCCUPANCY DATE.

                The Demised Premises shall be deemed to be ready for occupancy by the Tenant on the date Landlord sends to Tenant a notice that the Demised Premises are ready for occupancy by Tenant (subject to Tenant completing Tenant's work described in Section 4.2 hereof).

                               ARTICLE III -- RENT

        SECTION 3.1 MINIMUM RENT.

                Tenant covenants and agrees to pay to Landlord, in the manner and at the place specified in Section 3.10 hereof, minimum rent ("Minimum Rent") for the Demised Premises at the rate of (a) [***] per calendar month during calendar months [***] through [***] following the Commencement Date of this Lease, plus proportionately for any partial calendar month at the commencement of the term; and (b) [***] per calendar month commencing with the [***] calendar month following the Commencement Date and continuing through the remainder of the term of this Lease, and proportionately at such rate for any partial month, which Minimum Rent shall be paid monthly in advance, without prior notice or demand, on the first day of each and every calendar month during the term hereof. The term "Minimum Rent", wherever such term is used herein, shall be deemed to mean the Minimum Rent above specified, less any abatements or reductions of said Minimum Rent which may result during the applicable period by reason of the application of Sections 8.2, 14.4 or 15.3 hereof, and it is hereby expressly agreed that said Sections 8.2, 14.4 and 15.3 of this Lease set forth the only instances in which Tenant shall have any right to reduce or abate rentals due hereunder. In no event shall Tenant have any right to apply any offset or counterclaim to Minimum Rent, Percentage Rent or any Additional Rent due hereunder.

        SECTION 3.2 PERCENTAGE RENT.

                In addition to Minimum Rent, and as part of the total rent to be paid by Tenant to Landlord, Tenant covenants and agrees to pay to Landlord, as percentage rent ("Percentage


*** Confidential treatment requested.

Rent") for each "Lease Year" (as that term is defined in Section 3.5 hereof) of the term hereof, a sum equal to the amount, if any, by which [***] of gross sales (as defined in Section 3.7 hereof) are in excess of [***] during such Lease Year.

                Computation of the amount of Percentage Rent specified herein shall be made separately with regard to each Lease Year of the term hereof, it being understood and agreed that the calculation of the gross sales of any Lease Year and the Percentage Rent due thereon shall have no bearing on, or connection with, the gross sales of any other Lease Year of the term hereof. Tenant shall pay the final Lease Year's Percentage Rent remaining to be paid, if any, thirty
(30) days prior to the end of the term of this Lease based upon gross sales to date with an estimate of gross sales for the final month. Tenant's obligation to pay Percentage Rent for the final Lease Year of the term hereof shall survive the expiration or termination of this Lease.

        SECTION 3.3 QUARTERLY PAYMENTS.

                Tenant shall pay estimated Percentage Rent quarterly with respect to each Lease Year on or before each "Quarterly Payment Date" (as that term is defined in Section 3.4 hereof). The estimated amount to be paid on any Quarterly Payment Date shall be a sum equal to the amount, if any, by which [***] of gross sales for the three calendar months (and the partial month, if any, other than the partial month in the same calendar month as the Quarterly Payment Date) immediately preceding said Quarterly Payment Date shall exceed the Minimum Rent to be paid by Tenant with respect to such quarter-annual period. The partial month, if any, immediately following the Commencement Date shall be considered a part of the quarter-annual period preceding the first Quarterly Payment Date.

        SECTION 3.4 QUARTERLY PAYMENT DATES.

                The term "Quarterly Payment Date" is hereby defined to mean the twentieth (20th) day of the fourth (4th), seventh (7th) and tenth (10th) full calendar months during each Lease Year of the term of this Lease. For example,
(i) if the term of this Lease commenced on January 1, the quarterly payments of Percentage Rent would be due on the 20th day of each

*** Confidential treatment requested.

April, July and October or (ii) if the term of this Lease commenced on August 15, the quarterly payments of Percentage Rent would be due on the 20th day of each December, March and June. In each example, an adjustment for actual gross sales during the Lease Year would be made in accordance with Section 3.6.

        SECTION 3.5 LEASE YEAR.

                The term "Lease Year" is hereby defined to mean each twelve (12) full calendar month period during the term hereof commencing on the first day of the first calendar month immediately following the Commencement Date and on each anniversary thereof; provided, however, that the first Lease Year shall begin on the Commencement Date and will end on the last day of the twelfth (12th) full calendar month thereafter.

        SECTION 3.6 ADJUSTMENT FOR ACTUAL PERCENTAGE RENT.

                Within forty-five (45) days after the end of each Lease Year of the term of this Lease, Tenant shall deliver to Landlord (i) a month-by-month statement of gross sales for the preceding Lease Year as described in Section 3.8, (ii) a sum of money equal to the amount of unpaid Percentage Rent due with respect to such preceding Lease Year, and (iii) if the amount of Percentage Rent paid on Quarterly Payment Dates for the preceding Lease Year exceeds the amount of Percentage Rent due for such Lease Year, a statement detailing the amount of Percentage Rent due and the amount of excess payments made by Tenant.

                Upon receipt of the statements required by this Section 3.6 or
Section 3.8, after any review of the computations contained therein, Landlord shall (i) bill Tenant for any deficiency or (ii) refund to Tenant the amount, if any, which has been paid by Tenant to Landlord as Percentage Rent in excess of the Percentage Rent due under the provisions of Section 3.2. If Landlord's computation of Percentage Rent reflects that the entire Percentage Rent has not been paid, Tenant shall pay any remaining Percentage Rent due and payable, together with interest thereon from the date or dates due until paid at the rate provided in Section 16.13 hereof, as reflected by the bill or statement submitted to Tenant by Landlord, within twenty (20) days after receipt of such statement.

        SECTION 3.7 GROSS SALES.

                The term "gross sales" wherever used herein is hereby defined to mean the dollar aggregate of:

        (a) The sales prices of all goods, wares and merchandise sold, and the charges for all services performed, by the Tenant to the extent originating solely in, at, on or from the Demised Premises, whether made for cash, on credit, or otherwise, without reserve or deduction for inability or failure to collect, including but not limited to such sales and services
                (i) where the orders therefor originate at, or are accepted by the Tenant in, the Demised Premises whether delivery or performance thereof is made from or at any place other than the Demised Premises; (ii) pursuant to mail, telegraph, telephone or other similar orders received or filled at or from the Demised Premises; (iii) by means of mechanical and other vending devices in the Demised Premises; (iv) as a result of transactions originating upon the Demised Premises; and/or (v) which the Tenant in the normal and customary course of its operations would credit or attribute to its business upon the Demised Premises, or any part or parts thereof; and

        (b) All moneys or other things of value received by the Tenant from its operations at, in or from the Demised Premises which are neither included in nor excluded from gross sales by the other provisions of this definition.

                The term "gross sales" shall not include: (a) the exchange of merchandise between stores of Tenant where such exchanges are made solely for the convenient operation of Tenant's business and not for the purpose of consummating a sale which has theretofore been made at, in, on or from the Demised Premises and/or for the purpose of depriving Landlord of the benefit of a sale which otherwise would have been made at, in, on or from the Demised Premises; or (b) returns to shippers or manufacturers; or (c) sales of fixtures after use thereof in the conduct of the Tenant's business in the Demised Premises; or (d) the sales price of all merchandise returned and accepted for full credit or the amount of the cash refund or allowance made thereon, or (e) sums and credits received in settlement of claims for loss or damage to merchandise or other personal property or fixtures of Tenant; or (f) the consideration received in connection with a sale of inventory which occurs other than in the ordinary course of Tenant's business, including, but not limited to, a sale in bulk or to a jobber, liquidator or assignee; or (g) sales taxes, so-called luxury taxes, excise taxes, gross receipt taxes and other taxes not or hereafter imposed upon the sale or value of merchandise or services, whether added separately to the selling price of the merchandise or services and collected from customers or included in the retail selling price; or (h) receipts from public telephones and vending machines; or (i) any fees, costs or charges deducted by third party credit card issuers (including, but not limited to, MasterCard and Visa) whether based on a percentage or flat rate, not to exceed [***] of Tenant's gross sales in any given Lease Year; or (j) finance, interest, service or carrying charges or other charges, however denominated, paid by customers for extension of credit on sales and where not included in the merchandise sales price; or (k) sales of fixtures, trade fixtures, or personal property that are not merchandise held for sale at retail; or (l) sales by Tenant to its employees at a discounted price not to exceed [***] of Tenant's gross sales in any one Lease Year; or (m) revenue received from mailing, alterations, delivery or other services performed on a non-profit basis for the benefit of customers; or (n) Tenant's accounts receivable, not to exceed [***] of gross sales per Lease Year, which have been determined to be uncollectible for federal income tax purposes during the applicable lease year, provided, however, that if such accounts are actually collected in a later lease year, the amount shall he included in gross sales for such later lease year; or (o) rents, subrents or other consideration received in connection with an assignment, sublease, license, concession or other transfer of any portion of the store (however, gross sales of any such transferee shall be included), including license fees otherwise payable by Tenant in connection with a third party license agreement; or (p) amounts received for merchandise transferred to any other place of business of Tenant (or its subtenants, concessionaires and/or licensees) or to any business organization affiliated with Tenant wherever located, provided such merchandise is not used to fill a sale made in the store; or (q) discounts given for promotional coupons that are redeemed from time to time; or (r) gift certificates until such time as the certificates are redeemed; or (s) amounts received in connection with promotional activities not located in the Shopping Center; or (t) amounts received by Tenant in connection with its Construction Allowance pursuant to Section 22.2 of the Lease; and there shall be deducted from gross sales: (i) cash or credit refunds made upon transactions included within gross sales, not exceeding the selling price of merchandise returned by the purchaser and accepted by the Tenant, and (ii) the amount of any city, county, state or federal sales, luxury or excise tax on such sales which is both
(a) added to the selling price or absorbed therein and (b) paid to the taxing authority by the Tenant.

                The term "gross sales" shall also include such gross sales made by any sublessee, concessionaire, licensee or otherwise at, in, on or from the Demised Premises; and such gross

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                                       8
sales made by sublessees, concessionaires, licensees or otherwise shall be included in the reports submitted by Tenant as herein provided.

        SECTION 3.8 MONTHLY AND ANNUAL STATEMENTS.

                Tenant agrees to deliver to Landlord, within twenty (20) days after the end of each month during the term hereof, a complete statement signed by an agent of the Tenant showing gross sales for the preceding month.

                Within forty-five (45) days after the end of each Lease Year, Tenant shall deliver to Landlord a statement of the gross sales of the Tenant made at, in, on and/or from the Demised Premises for such Lease Year, certified by a duly authorized officer of Tenant.

                If Tenant shall fail to furnish to Landlord the annual certified statement required by this Section 3.8 within forty-five (45) days after the end of each Lease Year or the monthly statement required by this Section 3.8 on the due date thereof, Landlord shall give Tenant notice thereof. If Tenant fails to supply said statements within twenty (20) days of such notice, then in addition to the remedies available to Landlord for default by Tenant hereunder, and regardless whether the same constitutes a default by Tenant hereunder, Landlord shall have the right to perform (or cause to be performed by an independent auditing firm) an audit of Tenant's books and records to ascertain the information required to be contained in the statement to be provided by Tenant. Such audit shall be conducted at the sole cost and expense of Tenant; and Tenant shall pay to Landlord within ten (1O) days of demand therefor the cost of such audit as Additional Rent.

        SECTION 3.9 AUDITS BY LANDLORD.

                Landlord shall have the right, upon not less than twenty (20) days prior written notice to Tenant, at any time within thirty-six (36) months after the close of each Lease Year of the term hereof, to audit all of the books of account, documents, records, returns, papers and files of the Tenant relating to gross sales for such Lease Year, and the Tenant, on written request of the Landlord, shall make all such matters available for such examination at either the principal office of the Tenant or the Demised Premises. If the Landlord shall have such an audit made for any Lease Year and the gross sales shown by the Tenant's statement for such Lease Year should be found to be understated, Tenant shall pay any rent deficiency revealed thereby, plus interest on the amount past due from the date or dates due until paid at the rate provided in Section 16.13 of this Lease within [***] days of demand therefor. In addition, if gross sales shall be found to be understated by [***] or more, then Tenant shall pay to Landlord the cost of such audit. If such audit establishes an overpayment of Percentage Rent by Tenant, then Landlord shall refund to Tenant the amount of such overpayment. Such examination and audits shall be made, if at all, by an independent auditor designated by the Landlord from time to time. Such auditor shall be compensated at usual and customary rates and shall not be compensated on a contingency basis.

                It is understood and agreed that in the case of an audit pursuant to Section 3.8 or pursuant to this Section 3.9, any payments or adjustments in Percentage Rent to be made shall be accomplished on the basis of the audit results absent manifest error.

        SECTION 3.10 PLACE AND MANNER OF PAYMENT.

                Tenant shall make, without the necessity of prior demand therefor, all payments due from Tenant to Landlord pursuant to the provisions of this Lease, whether under this Article III, or otherwise, at Landlord's office in Dallas, Texas (the address of which is set forth on the cover page of this Lease), or such other place as Landlord shall from time to time designate in writing. All sums due and payable by Tenant except for Minimum Rent and Percentage Rent shall be collectively referred to herein as "Additional Rent". All statements deliverable by Tenant to Landlord under this Lease shall be delivered to the place where rent is then payable, or at such other place or places as Landlord may from time to time direct by written notice to Tenant pursuant to Article XIX hereof.

        SECTION 3.11 LANDLORD/TENANT RELATIONSHIP.

                It is further understood and agreed that the Landlord and the Tenant shall in no event be construed or held to be partners, joint venturers or associates of the other in the conduct of each party's business, nor shall Landlord be liable for any debts incurred by the Tenant in the conduct of Tenant's business; but it is understood and agreed that the relationship is and at all times shall remain that of landlord and tenant.


*** Confidential treatment requested.

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

                         ARTICLE IV -- CONSTRUCTION WORK

        SECTION 4.1 LANDLORD'S CONSTRUCTION.

                Landlord has constructed the following improvements:

        (a) the exterior of the Mall Building and a minimum of 300,000 square feet of total Floor Space (as defined in Section 6.8 of this Lease) in the Mall Building, and

        (b)     parking facilities for the Shopping Center as described in
                Article VI hereof.

                That portion of the Demised Premises identified as "Landlord's Work" has been constructed substantially in accordance with the Outline Specifications contained in Exhibit B annexed hereto.

        SECTION 4.2 TENANT'S CONSTRUCTION.

                Landlord and Tenant hereby acknowledge and agree that Tenant is leasing previously built and occupied premises. Tenant has been in occupancy of and made a complete inspection of the Demised Premises, has found them to be suitable for their intended purposes and agrees that it will take the Demised Premises in an "AS-IS" condition on the date hereof without any representations or warranties, expressed or implied, of any kind whatsoever, including, without limitation, fitness for a particular purpose or tenantability, and without recourse to Landlord.

                Promptly after the Demised Premises are ready for Tenant's occupancy (as defined in Section 2.3), Tenant shall perform at its own cost and expense all the Tenant's work set forth in Exhibit C hereto annexed and made a part hereof, shall equip the Demised Premises with trade fixtures and all personal property necessary or proper for the operation of Tenant's business, and shall, subject to the provisions of this Lease, open for business as soon thereafter as possible (but, in any event, shall complete such work and open for business by the Commencement Date). All such activities of the Tenant shall not interfere with (i) any construction work of Landlord, (ii) the management and operation of the Shopping Center, or (iii) the use of the Mall Building by other tenants or occupants. Tenant hereby specifically agrees that any construction or remodeling of the Demised Premises shall comply with the applicable portions of Landlord's design and construction criteria set forth in Exhibits C, C-1, and C-2 attached hereto and shall be subject to Landlord's prior written approval.

                Notwithstanding anything to the contrary contained in this Lease and the Exhibits attached hereto, in the event of a conflict between the provisions of this Lease and/or the Exhibits and Tenant's plans and specifications approved by Landlord ("Tenant's Approved Plans") for Tenant's Work within the Demised Premises, Tenant's Approved Plans shall control.

        SECTION 4.3 TIMELY PERFORMANCE BY TENANT.

                Tenant recognizes that it is imperative that the Demised Premises be fully fixtured and open for business on the Commencement Date. Tenant agrees to furnish to Landlord (i) the name of Tenant's architect and/or store designer for approval no later than five (5) days after the execution of this Lease, and (ii) complete plans and specifications for approval for the work to be performed by Tenant in accordance with the provisions of Exhibit C, attached hereto and made a part hereof, within twenty (20) days after the execution of this Lease. If Tenant shall not timely perform its obligations pursuant to (i) or (ii) above, Landlord, in addition to all other remedies available to it, shall have the right to terminate this Lease after giving Tenant twenty (20) days' written notice and opportunity to perform such obligations. Furthermore, if Tenant shall fail timely to perform its obligations under Section 4.2 and the Demised Premises shall not open for business by the Commencement Date, Tenant agrees to pay to Landlord, as liquidated damages therefor and not as a penalty, for each calendar day commencing on the date set forth in Section 2.2 to the date Tenant shall open for business to the public, the greater of the following:

        (i) [***] of the monthly installment of Minimum Rent (as specified in Section 3.1), or

        (ii)    [***]

                The foregoing provision with respect to liquidated damages shall not alter Tenant's obligation to open the Demised Premises for business by the Commencement Date.

        SECTION 4.4 BARRICADE GRAPHICS.

                Upon the construction of Tenant's barricade, Landlord shall place or cause to be placed on the construction barricade or storefront of the Demised Premises a sign identifying Tenant and Tenant's expected store opening date, and including Tenant's logo wherever possible. In consideration of such work undertaken by Landlord on Tenant's behalf, Tenant shall pay to


*** Confidential treatment requested.


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

Landlord with Tenant's initial payment of Minimum Rent, a one-time "Graphics Fee" of [***].

                          ARTICLE V -- USE OF PREMISES

        SECTION 5.1 USE OF PREMISES.

                It is understood, and Tenant so agrees, that at all times during the term of this Lease the Demised Premises shall be continuously used and occupied by Tenant (i) primarily for the purpose of conducting a simulated automobile racing entertainment center using interactive computer simulators operated by the use of coins, tokens or otherwise, provided, however, at no time shall Tenant devote less than seventy percent (70%) of the floor area of the Demised Premises for such use, (ii) secondarily for the sale of auto racing and other racing related entertainment merchandise, provided, however, Tenant may not devote more than thirty percent (30%) of the floor area of the Demised Premises for such secondary use and (iii) incidentally for the sale of snack foods, non-alcoholic hot and cold beverages, provided, however, Tenant may not devote more than one hundred (100) square feet of floor space for such incidental use. The Demised Premises shall be used for no other purpose or purposes whatsoever. The Demised Premises shall at all times be and appear to be a Nascar Silicon Motor Speedway or Silicon Motor Speedway entertainment center.

        SECTION 5.2 COVENANTS OF TENANT REGARDING USE.

                Tenant further agrees that:

        (a) Tenant shall always conduct its operations in and from the Demised Premises under its present assumed or trade name or the name "Silicon Motor Speedway", unless Landlord shall otherwise consent in writing, and in such a manner as to maximize Tenant's gross sales from the Demised Premises. Tenant shall carry at all times in the Demised Premises merchandise of sufficient quantity as shall be necessary to maximize gross sales;

        (b) No auction, fire, distress, liquidation or bankruptcy sales (whether real or fictitious) may be conducted within the Demised Premises without the previous written consent of the Landlord;

        (c) Tenant shall not use the malls, sidewalks, or other parts of the Shopping Center outside of the Demised Premises (or outside the Tenant's storefront if the storefront is set back from the outer perimeter of the Demised Premises) for the sale or display of any merchandise or signs or for any other business purposes or


*** Confidential treatment requested.

                for outdoor public meetings or entertainment without the previous written consent of the Landlord;

        (d) Tenant shall keep the display windows of the Demised Premises electrically lighted from the opening of the Mall Building for business each day until the Mall Building is closed to the public each day, or if Landlord shall set different hours, then during such shorter or longer hours as Landlord shall so set by notice to Tenant; provided however, that Tenant shall keep such windows lighted during such shorter period as Landlord shall designate in keeping with energy conservation methods or such time periods as may be designated by applicable governmental or utility regulation. If Tenant shall breach the provisions of this subsection (d), Landlord may elect in lieu of exercising any other remedies available to Landlord, to receive from Tenant liquidated damages for each calendar day in which a breach under this subsection shall occur commencing after the second (2nd) breach in any consecutive twelve (12) month period, equal to the sum of [***]. Landlord and Tenant agree that the failure to keep the display windows of the Demised Premises electrically lighted during the hours specified herein will cause great harm to the Shopping Center, that it is difficult to specify exactly the amount of damages resulting therefrom and that the liquidated damages provided for above is a reasonable amount. If Landlord elects to demand liquidated damages for any breach of this
                Section 5.2, subsection (d), the liquidated damages shall commence to accrue on the first day of the breach (not the first day following the expiration of the grace period for cure, if any). Tenant shall pay such liquidated damages to Landlord within five (5) days of demand therefor and failure timely to pay such sums to Landlord shall constitute a breach of this Lease without further notice;

        (e) Tenant shall receive and deliver goods and merchandise only in the manner, at such times, and in such areas, as may be designated by Landlord, and in this connection Tenant specifically agrees (i) not to use any loading areas designated exclusively for use by other tenants of the Shopping Center or the Complex, (ii) to use Tenant's best efforts to complete or cause to be completed, all deliveries, loading, unloading and services to the Demised Premises prior to 10 a.m. each day,
                (iii) to abide by such further reasonable regulations as Landlord shall implement to regulate the activities of tenants of the Shopping Center with respect to deliveries to and servicing of the premises occupied by such tenants, (iv) to reimburse Landlord for any costs of repairs to any part of the Shopping Center necessitated by Tenant's receipt or delivery of goods and merchandise, and (v) not to operate or cause to be operated any "elephant trains" or similar transportation devices;

        (f) Tenant shall not use, or permit to be used, any sound broadcasting or amplifying device which can be heard outside of the Demised Premises without the prior written consent of Landlord;

        (g) Tenant shall not sell counterfeit merchandise or alcoholic beverages, or display or sell indecent, sexually explicit or pornographic literature, printed material, video products or merchandise in or from the Demised Premises;

        (h) Tenant shall not use or permit the use of any portion of the Demised Premises for any unlawful purpose, or use or permit the use of any portion of said Demised Premises as living quarters, sleeping apartments or lodging rooms;

        (i) Tenant shall not use the Demised Premises for any shooting gallery, flea circus, funeral establishment, automobile showroom or lot, secondhand store (other than antiques), bowling alley, video game (other than racing simulators) or vending machine parlor, pool or billiard establishment, or similar business or activity.


*** Confidential treatment requested.

                Notwithstanding anything to the contrary contained in this subparagraph (i), Tenant shall be permitted to display one (1) full size NASCAR stock car in the Demised Premises;

        (j) Tenant shall not use, operate or maintain the Demised Premises in such manner that any of the rates for any insurance carried by Landlord, or any other owner or occupant of premises in the Shopping Center, shall thereby be increased, unless Tenant shall pay to Landlord, or the affected other owner or occupant of premises in the Shopping Center, an amount equal to any such increase in rates on demand as each premium which shall include such increase shall become due and payable;

        (k) Tenant shall not (i) perform any act or carry on any practice which may injure the Demised Premises, any other part of the Shopping Center, or the reputation and good will of Landlord and the Shopping Center, (ii) cause any strong, unusual or offensive odors or vapors or (iii) emit noises or sounds which have an adverse effect on the operation of the Shopping Center or interfere with any other tenant's quiet enjoyment of its premises due to intermittence, beat, frequency, shrillness or loudness (including, but without limitation, the use of loudspeakers) and Tenant shall immediately act to reduce such noises or sounds upon Landlord's request, or (iv) create a nuisance or a menace to any other tenant or tenants or other persons in the Shopping Center. Notwithstanding anything to the contrary contained in this paragraph, Tenant shall be permitted to install a video wall, mounted video screen or video panel provided such installation is more than ten feet (10') from the lease line;

        (l) Recognizing that it is in the interests of both the Tenant and the Landlord to have regulated hours of business for all of the Shopping Center, Tenant agrees that commencing with the date Tenant opens for business in the Demised Premises and continuing throughout the remainder of the term of this Lease, Tenant shall keep the front door(s) to the Demised Premises physically open and shall operate the business conducted within the Demised Premises at such hours and on such days and evenings of the week (including Sundays) as may be determined from time to time by Landlord, excepting only Christmas Day and Thanksgiving Day. Tenant shall also have the right to remain open for business until 2:00 a.m. If Tenant shall breach the provisions of this subsection (1), Landlord may elect, in lieu of exercising any other remedies available to Landlord, to receive from Tenant liquidated damages for each calendar day in which a breach under this subsection (1) shall occur commencing after the second
                (2nd) breach in any consecutive twelve (12) month period, equal to the greater of the following:

                (i) [***] of the monthly installment of Minimum Rent (as specified in Section 3.1), or

                (ii)    [***].

                Landlord and Tenant agree that the failure to keep the Demised Premises open in accordance with this subsection will cause great harm to the Shopping Center, that it is difficult to specify exactly the amount of damages resulting therefrom and that the liquidated damages provided for above is a reasonable amount. If Landlord elects to demand liquidated damages for any breach of this subsection (1), the liquidated damages shall commence to accrue on the first day of the breach (not the first day following the expiration of the grace period for cure, if any). Tenant shall pay such liquidated damages to Landlord within five (5) days of demand therefor and failure timely to pay such sums to Landlord shall constitute a breach of this Lease without further notice.


*** Confidential treatment requested.

                Notwithstanding anything contained in this subsection (1) to the contrary, Tenant may close its business for two (2) days during any consecutive twelve (12) month period for the sole purpose of taking inventory in the Demised Premise;

        (m) Tenant shall not use any portion of the Demised Premises for storage or other services except as customary for its operations in the Demised Premises in accordance with the uses of the Demised Premises permitted in Section 5.1 of this Lease;

        (n) Unless otherwise agreed to in writing by Landlord, Tenant shall not display or sell merchandise or allow carts, signs, devices or other objects to be stored or to remain outside the defined exterior walls and permanent doorways or store front of the Demised Premises, even on a temporary basis, and Tenant shall not solicit in any manner in any of the automobile parking and common areas of the Shopping Center or other parts of the Complex;

        (o) Tenant shall comply with all rules and regulations prescribed by Landlord for the removal of trash from the Demised Premises, including (i) the collection and removal of trash, refuse and garbage from the Demised Premises in a manner approved by Landlord and (ii) storage of such trash in a collecting area approved or designated by Landlord. Tenant shall not permit trash, rubbish, cartons, merchandise or other goods intended for use in the Demised Premises to accumulate in the service corridors, hallways, truck docks or other areas outside of the Demised Premises; and Tenant shall be responsible for insuring that any service corridor immediately adjacent to the Demised Premises is kept clear of all items at all times. Landlord shall have the right to remove and dispose of items in the service corridor, and Tenant shall reimburse Landlord upon demand for the cost of such removal and disposal, in the amount equal to the greater of Landlord's actual cost or One Hundred Dollars ($100.00). Landlord shall not be responsible or liable to Tenant for such removal of any property of Tenant;

        (p) Tenant shall keep the Demised Premises free of pests and vermin by periodic pest control treatment, which shall be undertaken by Tenant in a manner approved by Landlord;

        (q) The parties hereto acknowledge that the realization of the benefits of a percentage rent lease is dependent upon Tenant's maximizing its gross sales, and that self-competition is inconsistent with the generation of maximum gross sales and with Tenant's general contribution to the promotion of customer traffic and commerce within the Shopping Center. The parties further acknowledge that the annual Minimum Rent was negotiated together with and giving consideration to the Percentage Rent rate and base sales amount, and that self-competition by Tenant will deprive Landlord of a bargained-for consideration. Accordingly, Tenant covenants and agrees that during the term of this Lease, in the event either Tenant or any person, firm or corporation, directly or indirectly controlling, controlled by, or under common control with, Tenant (and also, if Tenant is a corporation, if any officer or director thereof, or any shareholder owning more than ten percent (10%) of the outstanding stock thereof, or any parent, subsidiary or related or affiliated corporation) either directly or indirectly, or by means of any license or sublease, engages in any business similar to or in competition with that for which the Demised Premises are let, within a radius of seven (7) miles of the boundary of the Shopping Center Site without Landlord's prior written consent, then Landlord shall include all gross sales generated by Tenant's other store or stores within seven (7) miles of the Shopping Center in calculating the Percentage Rent due under this Lease. This covenant is not intended to restrict the sale of Tenant's merchandise, but shall only apply to the operation of a Nascar Silicon Motor Speedway entertainment center within the aforementioned area. This covenant will be inapplicable to (i) any business of Tenant extant as of the date hereof, provided the size, trade name, nature and character of such business remains the same and is continuously operated at the same location and (ii) remote site promotional activities which do not exceed sixty (60) days in any Lease Year;

        (r) Tenant shall maintain positive air pressure in the Demised Premises so as to prevent the drawing of heated or chilled air from the Common Areas of the Mall Building.

        SECTION 5.3 TENANT SIGNS.

                To insure the operation of a first-class Shopping Center Landlord reserves the right of approval with respect to all signage located in the Demised Premises. Tenant specifically covenants and agrees that (except for signs and lighting permitted in accordance with the provisions of Exhibit C-2 attached hereto and made a part hereof and Tenant's plans, as approved by Landlord) Tenant shall not:

        (a) paint, decorate or make any changes to the store front of the Demised Premises; or

        (b) install any exterior lighting or awnings, or any exterior signs, advertising matter, decoration or painting in or upon the Demised Premises; or

        (c) install any drapes, blinds, shades or other coverings on exterior windows or doors of the Demised Premises; or

        (d) affix any window or door lettering, sign decoration or advertising matter to any window or door glass of the Demised Premises; or

        (e) erect or install any signs, window or door lettering placards, decoration, or advertising media of any type which can be viewed from the exterior of the Demised Premises, or erect or install any of the foregoing which are suspended from the ceiling of the Demised Premises except for (i) signs placed on the interior walls of the Demised Premises which signs are located more than five (5) feet from the lease line of the Demised Premises which abuts the Common Area of the Shopping Center, and (ii) signs located within five (5) feet of such lease line, provided such signs are professionally prepared and limited in number;

without the prior written consent of Landlord first had and obtained. Tenant shall install and maintain a sign on the exterior of the Demised Premises in accordance with Exhibit C-2 attached hereto, at Tenant's expense. Tenant shall keep all signs installed in or for the Demised Premises in good condition and in proper operating order at all times.

                If Tenant without the prior written consent of Landlord erects or installs a sign with any dimension greater than two (2) feet within the Demised Premises, and such sign is visible from the exterior of the Demised Premises, and Landlord notifies Tenant (or, the manager of Tenant's store in the Demised Premises) to remove such sign or signs, then, if Tenant does not remove such sign or signs within twenty-four (24) hours after such notice to Tenant, Landlord may elect, in lieu of exercising any other remedies available to Landlord, to receive from Tenant liquidated damages for each calendar day in which a breach under this Section shall occur equal to Two Hundred Fifty Dollars and No/100 ($250.00). Landlord and Tenant agree that signs with any dimension greater than two (2) feet in the Demised Premises and visible from the exterior thereof will cause great harm to the Shopping Center, that it is difficult to specify exactly the amount of damages resulting therefrom and that the liquidated damages provided for above is a reasonable amount. If Landlord elects to demand liquidated damages for any breach of limitation on the size of any sign, as contained in this Section 5.3, the liquidated damages shall commence to accrue on the first day of the breach (not the first day following the expiration of the grace period for cure, if any). Tenant shall pay such liquidated damages to Landlord within five (5) days of demand therefor and failure timely to pay such sums to Landlord shall constitute a breach of this Lease without further notice.

        SECTION 5.4 ASSIGNMENT OR SUBLETTING.

                Notwithstanding any other provisions of this Lease to the contrary, Tenant covenants and agrees that it will not assign this Lease or sublet (which term without limitation, shall include the granting of concessions, licenses, and the like) the whole or any part of the Demised Premises or mortgage, pledge, or encumber this Lease or any estate or interest therein without in each instance having first received the express prior written consent of Landlord, and only if an event of default by Tenant shall not have occurred and be continuing. Landlord shall respond to any request by Tenant for permission to sublease or assign within thirty (30) days after receipt of written request. In any case where Landlord shall consent to such assignment or subletting, the Tenant named herein shall remain fully liable for the obligations of the Tenant hereunder, including, without limitation, the obligation to pay the rent and all other amounts provided under this Lease. Further, in the event Tenant sublets the whole or a part of the Demised Premises for an amount in excess of the Minimum Rent (or proportionate Minimum Rent applicable to the space covered by any sublease) payable by Tenant hereunder, Tenant shall pay [***] of such excess amount to Landlord as Additional
Rent. The provisions of this Section 5.4 prohibiting the right of Tenant to assign this Lease or sublet the Demised Premises without Landlord's prior consent shall not, however, be applicable to an assignment of this Lease by the Tenant to a subsidiary, affiliate or controlling corporation of Tenant, provided (and it shall be a condition of the validity of such assignment) that such subsidiary, affiliate or controlling


*** Confidential treatment requested.

corporation agrees in writing directly with Landlord to assume and be bound by all the obligations of the Tenant hereunder, including without limitation (i) the obligation to pay the rent and other amounts provided for under this Lease,
(ii) the use restrictions contained in Section 5.1, and (iii) the covenant against further assignment of this Lease without Landlord's prior written consent; but such assignment shall not relieve the Tenant named herein of any of its obligations hereunder, and Tenant shall remain fully and primarily liable therefor. In no event shall the granting of such written consent by Landlord ever be construed as a waiver by Landlord of the requirement that each subsequent assignment, if any, shall also require the prior written consent of Landlord; and each subsequent assignor, if any, shall likewise remain fully liable for the obligations of the Tenant hereunder. For the purposes of this
Section 5.4, the term "affiliate" of Tenant shall mean and refer to any entity controlling, controlled by or under common control with Tenant or Tenant's parent, as the case may be. "Control" as used herein shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such controlled entity; and the ownership, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty percent (50%) of the voting interest in any entity.

                The acceptance by Landlord of the payment of any sums from any party other than the Tenant (whether or not such party is an occupant of the Demised Premises) shall not be deemed to constitute consent by Landlord to any assignment or transfer of this Lease, nor shall such acceptance be deemed to be a waiver of Landlord's rights under this Section 5.4.

                If Tenant is a corporation and if at any time during the lease term the person or persons who then own or control a majority of its voting shares ("majority shareholder") cease for any reason, including but not limited to merger, consolidation or other reorganization involving another corporation, to own or control a majority of such shares (except as the result of transfers by gift, bequest or inheritance to or for the benefit of members of the immediate family of the majority shareholder), Tenant shall so notify Landlord and Landlord may terminate this Lease by notice to Tenant given within ninety
(90) days thereafter. For the purposes of this provision, stock ownership shall be determined in accordance with the principles set forth in Section 544 of the Internal Revenue Code of 1954, as the same existed on August 16, 1954, and the term "voting stock" shall refer to shares of stock regularly entitled to vote for the election of directors of the corporation. Failure by Tenant to notify Landlord of such a change of ownership of the majority of voting shares shall constitute an act of default hereunder.

                Tenant may sell shares of its stock to the public as part of a public offering registered with the Securities and Exchange Commission and/or once registered by and through a nationally or regionally recognized securities exchange. Tenant also may transfer or issue shares of its capital stock in connection with any private placement of equity securities, and so long as such shares are transferred or issued in compliance with all federal and state securities laws the prior consent of Landlord to such transfer or issuance shall not be required.

        SECTION 5.5 COST OF ASSIGNMENT OR SUBLETTING.

                In the event Landlord gives its consent to an assignment of this Lease or a subletting of the Demised Premises, Tenant shall pay all reasonable costs and expenses in connection with such assignment or subletting, including, without limitation, any attorneys' fees of Landlord for work requested by Tenant in connection with the assignment or subletting (such fees not to exceed [***] and any cost of renovating, altering or decorating the Demised Premises for a new occupant and any leasing brokerage fees payable.

                        ARTICLE VI -- PARKING FACILITIES

        SECTION 6.1 PARKING FACILITIES.

                Landlord agrees that no structures shall be erected on the Shopping Center Site unless at the time of completion thereof and the opening of such structure for business to the public, surface, subsurface and/or multi-level (or any combination thereof) parking facilities for use by tenants, employees and patrons of such structures shall be available and shall meet the following requirements:

        (a) 5 parking spaces per 1080 square feet of Floor Space (as defined in Section 6.8 hereof) devoted to retail and commercial uses (other than as provided in (b) and (c) below);

        (b) 3.5 parking spaces per 1000 square feet (i) of Floor Space devoted to office space (including Floor Space in all office buildings within the Shopping Center) and (ii) of Floor Space in banks, trust companies, savings and loan institutions, stock brokerage firms, barber shops and beauty salons in the Complex, including the Mall Building and other office-type users in the Mall Building;

        (c) one (1) parking space for each bedroom in a hotel, apartment, condominium or other residential unit;

or such greater or lesser requirements as are set forth in applicable ordinances (or permitted variances therefrom) of the City of Dallas, Texas.

                Notwithstanding anything contained to the contrary in this
Section 6.1, it is understood and agreed that to the extent permitted by applicable governmental authorities, additional parking facilities shall not be required for restaurants, clubs, cinemas and other establishments (a) whose primary business is after 5:00 P.M. or (b) whose primary business is on the weekend or (c) whose customers, visitors, patients, clients, invitees, licensees, subtenants or concessionaires are largely tenants or customers, visitors, patients, clients, invitees, licensees, subtenants or concessionaires of other Complex facilities for which parking is otherwise required or provided pursuant to this Section 6.1.

        SECTION 6.2 MAINTENANCE OF PARKING FACILITIES.

                In addition to parking spaces, the parking facilities shall include such additional space as is customarily included in parking areas and garages, such as entrances, exits, and aisles and walkways. Landlord agrees that all of said parking facilities, including proper lighting thereof, shall be maintained by Landlord in reasonably good repair and clean condition throughout the term of this Lease.

        SECTION 6.3 PARKING DESIGNATION.

                Landlord agrees that Tenant may during the term hereof, with others, have the nonexclusive right (subject to the same limitations as are applicable to others) to use the parking facilities designated from time to time by Landlord within the Complex (and in addition thereto, any parking areas outside the Complex provided and designated by Landlord for Shopping Center tenants) for the accommodation and parking of such automobiles of the Tenant, its officers, agents and employees, and its customers while in the Shopping Center; but it is understood and agreed that Landlord shall have the right to designate from time to time, and to change from time to time, the portions of the Shopping Center parking facilities (and such other parking facilities) that shall be used as parking areas, approaches, exits, entrances, roadways, and the like.

        SECTION 6.4 TENANT COMPLIANCE WITH PARKING RULES.

                Tenant agrees that it and all persons claiming by, through and under it, shall at all times abide by all rules and regulations promulgated by Landlord with respect to the parking facilities and other common areas of the Shopping Center or the Complex. Without limitation, Landlord may establish permit parking or such other devices Landlord deems appropriate to control use of the parking facilities and may allow and/or institute and operate valet parking. Landlord shall have the right to restrict parking for particular users during certain hours of the day, in such manner as Landlord deems advisable for the benefit of the Shopping Center or the Complex.

                Nothing in this Lease shall be deemed to prohibit the establishment and enforcement by Landlord of a system of charging for the use of parking spaces provided by Landlord for retail tenants of the Complex, and for such tenants' employees and/or customers.

        SECTION 6.5 EMPLOYEE PARKING.

                Landlord may prescribe certain sections within the parking facilities in the Complex, or on the other land outside the Complex within a reasonable distance, for use as parking space for the employees, contractors, licensees and concessionaires of Tenant to use. Tenant shall be fully responsible to cause all of its employees, contractors, licensees and concessionaires to park their cars only in those areas as Landlord may from time to time designate. To this end, Tenant shall furnish the Landlord, upon Landlord's request at reasonable intervals, the license numbers of automobiles of all such parties; and Tenant shall pay to Landlord, on demand, an amount equal to [***] per incident for every time an employee, contractor, licensee or concessionaire of Tenant parks in areas not designated as employee parking. Any areas so designated for such parking, whether within or without the Shopping Center Site, shall be deemed parking facilities for all purposes.

        SECTION 6.6 TEMPORARY CLOSING.

                Landlord may from time to time temporarily close any portion of the parking facilities provided for the Shopping Center to make repairs or changes, to prevent the acquisition of public rights in such areas, or to discourage non-customer parking or use thereof.


*** Confidential treatment requested.

        SECTION 6.7 NONEXCLUSIVITY OF PARKING.

                Subject to the other provisions of this Article VI, all parking spaces provided for use by Tenant shall be used by Tenant on a nonexclusive and co-mingled basis with (i) Landlord and (ii) other tenants or occupants and customers and patrons of the Shopping Center, and (iii) other tenants and occupants and their customers and patrons of the Complex; provided, however, that Landlord shall at all times have the right to designate and control parking facilities in such manner as Landlord deems advisable and for the benefit of the Shopping Center or the entire Complex.

        SECTION 6.8 FLOOR SPACE DEFINITION.

                The term "Floor Space" as used in this Lease means "gross leasable area" which is defined as the actual number of square feet of floor space, determined by the linear dimensions in feet, from the center of party or interior walls (or the outside of the exterior building perimeter walls, as applicable) to the center of party or interior walls (or the outside of the exterior building perimeter walls, as applicable), but excluding (i) the second level of any multi-level storage area created by fixture installation to increase usability for stock keeping purposes, as contrasted to structural building installation, (ii) service corridors, truckways, walkways, loading docks and common areas, (iii) escalators and elevators available for use by more than one occupant of the Shopping Center and (iv) physically separated areas used exclusively to house mechanical, building service or maintenance equipment. With respect to office space (other than space in retail stores used for office purposes), "Floor Space" shall mean seventy percent (70%) of the total floor area.

                           ARTICLE VII -- COMMON AREAS

        SECTION 7.1 COMMON AREAS DEFINITION.

                "Common Areas", as used herein with respect to the Shopping Center (as the same may be altered or expanded pursuant to Section 1.1), means the improvements and portions of the Shopping Center which have been designated and provided for common use by or for the benefit of more than one occupant of the Shopping Center and/or Complex, including without limitation (if and to the extent facilities therefor are provided at the time in question), the land and facilities (within or without the Complex, as provided in Article VI hereof) utilized for or as parking areas for the Shopping Center; access and perimeter roads, entrances and exits to and from the Shopping Center and Complex and to and from the public highways and streets abutting the Complex; truck passageways, loading courts, loading platforms, truck docks and truck maneuvering areas; service corridors and stairways and/or loading facilities; landscaped areas; open malls (except retail areas therein where permitted under this Lease); on-site and off-site signs identifying or advertising the Shopping Center and the Complex; exterior walks, sidewalks and arcades; skylights, stairs, stairway, elevators, escalators, ramps and any other pedestrian direction and control measures; interior corridors, arcades and balconies; directory signs and equipment; underground storm and sanitary sewers, utility lines and the like to the junction box serving one occupant exclusively, and any of the foregoing which serves the Common Areas; sprinkler systems, fire protection and security alarm systems; lockers and locker rooms, wash rooms, comfort rooms, drinking fountains, toilets and auditoriums; maintenance buildings or areas; custodial facilities; office for the marketing director to carry out the services described in Section 16.3; and other public facilities; and bus stations, taxi stands and the like, if any.

                It is understood that some of the facilities to fulfill Landlord's obligations under Article VI may be located outside the Shopping Center Site but within the Complex. In addition, to the extent that and so long as (but only so long as) parking spaces outside the Complex are used to provide parking to fulfill Landlord's parking obligations under Article VI of this Lease, and so long as said parking spaces outside the Complex have been designated for such purpose by Landlord, the tract of land on which such parking spaces are provided and designated and all improvements thereon shall be considered Common Areas.

        SECTION 7.2 MAINTENANCE OF COMMON AREAS.

                Landlord agrees that the Common Areas shall be maintained by Landlord in reasonably good repair and condition throughout the term of this Lease.

           ARTICLE VIII -- CHARGES FOR AND MAINTENANCE OF COMMON AREAS

        SECTION 8.1 SHOPPING CENTER OPERATING EXPENSE.

                All costs and expenses ("Shopping Center Operating Expense") of every kind and nature paid or incurred by Landlord (including reasonable reserves) in operating, managing, accounting in connection with, equipping, controlling, lighting, repairing, replacing, enhancing and maintaining all Common Areas (including, but without limitation, all costs and expenses incident to maintaining, replacing due to use, wear and tear, and repairing as reasonably required to maintain the Common Areas in the same condition as existed when originally completed) and the "Mall HVAC Charge" (as defined in Section 8.2 hereof) shall be prorated and Tenant shall share therein in the manner provided in Sections 8.3 and 8.4 of this Lease. Shopping Center Operating Expense shall likewise include (but shall not be limited to) water, sewer and utility charges; premiums for liability, property, worker's compensation, employers' liability and other casualty and/or risk insurance provided by Landlord in connection with the Shopping Center (including all such insurance with respect to parking facilities and for the entire Mall Building); contractor fees, contractor costs and personnel compensation; management expenses of the Shopping Center, including costs of a management office, wages and salaries of management and support personnel situated in the Complex; Landlord's accounting costs; unemployment taxes, social security taxes and personal property taxes; fees for permits and licenses; scheduling and compensation of security personnel, traffic directors and/or parking attendants (if and to the extent provided by Landlord); equipment, operation and repairs of loudspeakers and any equipment supplying music or intercom capability to the Common Areas; all costs and expenses of planting, replanting and replacing flowers and landscaping; repair and rental costs for, and reasonable depreciation of, equipment used in the operation and maintenance of the Common Areas; skylight and vault glass cleaning and replacement; costs and expenses of lighting, heating, ventilating, repairing, replacing and maintaining the Common Areas and their facilities; costs and expenses of cleaning and removal of rubbish, dirt and debris; Shopping Center Parking Facility expense as defined in Section 8.3; and administrative costs equal to [***] of the total costs of Shopping Center Operating Expense; but there shall be excluded (a)


*** Confidential treatment requested.

the depreciation of the original cost of constructing said Common Areas, (b) costs incurred in connection with or directly related to the original construction (as distinguished from maintenance and repair) of the Shopping Center, (c) principal and/or interest payments on any financing for the Shopping Center or the regional retail development or any portion thereof or rental under any ground lease or other underlying lease, (d) the cost of any repairs, alterations, additions or replacements to the structure of the Shopping Center which would be classified (under generally accepted accounting principles) as capital expenditures, to the extent they upgrade or improve the Shopping Center, as opposed to replacement of existing items, (e) the costs of correcting defects in or inadequacies of the initial design or construction of the Shopping Center, or repair and/or replacement of any of the original materials or equipment required as a result of such defects or inadequacies, (f) reserves for anticipated future expenses, (g) legal and other fees, leasing commissions, advertising expenses and other costs incurred in connection with development or leasing of the Shopping Center, or in connection with negotiations or disputes with tenants, occupants or prospective tenants or occupants, or legal fees incurred in connection with this Lease, (h) repairs or other work occasioned by casualty or the exercise of the right of eminent domain; (i) expenses incurred in build out, renovation or other improvement or decoration, painting or redecoration or any leasable area, (j) any items for which Landlord is reimbursed by insurance or otherwise compensated, including direct reimbursement by any tenant or occupant of the Shopping Center, (k) costs incurred due to the violation by Landlord or any tenant or occupant of any term or condition of any lease or rental arrangement covering space in the Shopping Center, (l) expenses in connection with services or other benefits of a type which are not provided Tenant but which are provided to another tenant or occupant of the Shopping Center, (m) any interest or penalties incurred as a result of Landlord's failure to pay any bill as the same shall become due, (n) salaries and bonuses of officers and executives of Landlord and compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord, (o) advertising and promotional expenditures or customer services, (p) costs, fines, or fees incurred by Landlord due to violations of any federal, state or local law, statute or ordinance, or any rule, regulation, judgment or decree of any governmental rule or authority, (q) any governmental charges, impositions, penalties or any other costs incurred by Landlord to cleanup, remove, abate or neutralize any Hazardous Materials (as defined in Section 5.2(u) hereof) present at the Shopping Center, unless the cleanup, removal, abatement or neutralization of any Hazardous Materials is required as a result of Tenant, or Tenant's contractors, licensees, agents, servants, or employees bringing or releasing any Hazardous Materials in the Shopping Center, in which event Tenant shall be responsible for the cleanup, removal, abatement or neutralization of same, (r) the cost of any work or services performed for any facility other than the Shopping Center, (s) any costs representing an amount paid to a person, firm, corporation or other entity related to Landlord which is in excess of the amount which would have been paid in the absence of such relationship and (t) any other costs and expenses that are not ordinarily treated as operating or maintenance expenses under generally accepted accounting principles.

        SECTION 8.2 MALL HVAC CHARGE.

                The term "Mall HVAC Charge" is hereby defined to mean the Mall Building's pro rata share (as determined by Landlord) of the total cost of providing, operating and maintaining heating and air cooling to the Common Areas in accordance with the system specifications set forth in Exhibit C-1 attached hereto and made a part hereof.

                If, as a result of an interruption of the services provided by Landlord, due to a reason that is within the control of Landlord, and that is described in this Section 8.2, the Demised Premises becomes untenantable and Tenant cannot operate its business from within the Demised Premises for a period of two (2) days after such interruption of its business, then Tenant's payment of Minimum Rent and all Additional Rent (but not Percentage Rent) shall abate commencing with the first day of such interruption and continuing until the date such services are restored to a condition such that the Demised Premises are tenantable. Tenant shall provide Landlord with written notice of any such interference within two (2) days after such interference occurs.

                Landlord agrees to provide to Tenant, within sixty (60) days after written notice ("Tenant's Audit Notice") from Tenant to Landlord, an audit (the "Audit") of Shopping Center

Operating Expense prepared and certified to by an independent accounting firm selected by Landlord. Tenant's Audit Notice shall be given, if at all, only within one hundred twenty (120) days after Tenant receives the annual reconciliation of Shopping Center Operating Expense pursuant to the provisions of Article VIII, Section 8.4. In the event Landlord does not provide the Audit to Tenant within sixty (60) days after Tenant's Audit Notice, and provided that Tenant is not then in default of the terms and conditions of this Lease, then Tenant shall have the right once within twelve (12) months after the end of the calendar year for which Tenant has given Tenant's Audit Notice to cause an audit of the books of account, documents and records of Landlord relating to Shopping Center Operating Expense for such calendar year to be made by an independent certified public accountant selected by Tenant, and Landlord, upon fifteen (15) days prior written notice from Tenant shall make such material available for examination at Landlord's offices. If Tenant's audit reasonably shows that Tenant has been overcharged by more than three percent (3%) during the calendar year subject to the audit, then Landlord shall pay the cost of Tenant's audit of Landlord's records. If the annual Shopping Center Operating Expense previously submitted by Landlord to Tenant shall be determined to be incorrect as a result of such audit, then Landlord shall refund to Tenant any excess payment of Shopping Center Operating Expense made by Tenant to Landlord.

        SECTION 8.3 TENANT'S SHARE OF PARKING EXPENSE.

                Tenant's pro rata share of the parking facilities costs included in the Shopping Center Operating Expense shall be computed for each calendar year as follows:

        (a) The whole of such parking facilities costs and expenses shall be multiplied by the following fraction:

                (i) the numerator of such fraction shall be determined by multiplying each 1,000 square feet of Floor Space within the Mall Building (including any fraction of 1,000 feet) by 4.6 (or such greater or lesser number of parking spaces per 1,000 square feet of Floor Space of the Mall Building (exclusive of the athletic club) as are required by law, provided such greater or lesser amount of parking is constructed and included in Common Areas); and

                (ii) the denominator of the fraction shall be determined by multiplying each 1,000 square feet of Floor Space within the office and retail portions of the Complex, (including any fraction of 1,000 square feet), exclusive of areas devoted to hotel use, by the applicable parking requirement factor for retail and office-type space set forth in Section 6.1 (a) or
                        (b), (or such greater or lesser amount of parking applicable to such improvements as required by law provided such greater or lesser amount of parking is constructed and included in Common Areas) and adding to such sum the number of bedroom units in hotel, apartment, condominium or other residential units within the Complex (or such greater or lesser number of parking spaces applicable to such improvements as are required by law provided such greater or lesser amount of parking is constructed and included in Common Areas).

        (b) The product obtained above, the "Retail Portion of Parking Facility Costs", shall be multiplied by the following fraction:

                (i) the numerator of such fraction shall be the total square footage within the Demised Premises set forth in Section
                        1.1 of this Lease; and

                (ii) the denominator of such fraction shall be the Floor Area of the Mall Building. This denominator shall be computed as of the first day of each calendar year during the term of this Lease.

        To illustrate the foregoing, assuming the following:

                (i)     Floor Area of the Mall Building is 450,000 square feet.

                (ii)    The Demised Premises consists of 2,000 square feet.

                (iii) Complex square footage totals equal: 450,000 for the Mall Building (exclusive of the athletic club); 900,000 square feet of Office Space; 500,000 square feet of Major Retail Stores; 26,000 square feet of athletic club space that is considered retail for parking space requirements, and 450 hotel bedroom units.

                (iv)    Total Complex Parking Facility Costs of $800,000.

                then the Tenant's share of Complex Parking Facility Costs would be computed as follows:

        (a) the numerator of the first fraction would be 2,070; determined by multiplying 450 (the number of 1,000 square foot increments within the Floor Area of the Mall Building) by 4.6;

        (b) the denominator of the applicable fraction would be determined by adding:

                (i) the product of 2,070, the number of 1,000 square foot increments of Floor Area of the Mall Building multiplied by 4.6 (the number of parking spaces per 1,000 square feet of retail space),

                (ii) the product of 3,150, the number of 1,000 square foot increments of Commercial Office Space in the Complex multiplied by 3.5 (the number of parking spaces per 1,000 square feet for Office use),

                (iii) the product of 2,300, the number of 1,000 square foot increments of Major Retail Stores multiplied by 4.6 (the number of parking spaces per 1,000 square feet of retail space),

                (iv) the product Of 120, the number of 1,000 square foot increments of the athletic club space in the Complex multiplied by 4.6 (the number of parking spaces per 1,000 square feet of retail space), and

                (v)     450 (the number of hotel bedroom units)

        (c) This fraction 2,070/8,090 is multiplied by $800,000 (Complex Parking Facility Costs) and would result in $204,697 which is the amount applicable to the Mall Building.

        (d) This cost of $204,697 applicable to the Mall Building is then multiplied by the fraction of which the numerator is 2,000 (the square footage of the Demised Premises) and the denominator of which is 450,000 (the Floor Area of the Mall Building) which results in the Tenant's share of Complex Parking Facility Costs being $909.76.

                In further illustration, the mathematical calculation is summarized as follows:

        1.      Each 1,000 SF of                      All parking           Retail portion of
                Mall Floor Area X 4.6           X     expenses        =     parking facility costs
                ---------------------
                (Each 1,000 SF Retail
                Floor Area X 4.6 + each
                1,000 SF of office X 3.5 +
                number of hotel bedroom units)
                                                       SF in DP
        2.      Retail portion of               X      --------       =     Tenant's share of
                re parking facility costs           Mall Floor Area         parking facility costs

        SECTION 8.4 TENANT'S SHARE OF SHOPPING CENTER OPERATING EXPENSES.

                Tenant's pro rata share of all Shopping Center Operating Expense (including all of the Mall HVAC Charge) exclusive of (i) Tenant's pro rata share of the parking facilities costs which are computed in accordance with the provisions of Section 8.3 and (ii) those costs which are allocated by Landlord to other portions of the Shopping Center, shall be computed for each calendar year by multiplying the whole of such costs and expenses by the following fraction:

        (a) the numerator of such fraction shall be the total square footage within the Demised Premises set forth on the first page of this Lease; and

        (b) the denominator of such fraction shall be the total square footage of Floor Space of the Mall Building, except there shall be excluded from such denominator (i) any store premises or storage areas which have no direct access to the enclosed portions of the Mall Building and (ii) any area of the Mall Building devoted to hotel use.

                The denominator specified in this Section 8.4 shall be computed as of the first day of each calendar year during the term of this Lease.

        SECTION 8.5 PAYMENT OF OPERATING EXPENSE.

                Tenant's pro rata share of the Shopping Center Operating Expense and Mall HVAC Charge shall be paid as Additional Rental and Tenant agrees to pay such Additional Rent in advance in monthly installments on the first (1st) day of each calendar month, based upon Landlord's estimates of the Shopping Center Operating Expense and Mall HVAC Charge as set forth in annual statements during the term of this Lease (or such other periodic intervals as shall be determined by Landlord). Within one hundred twenty (120) days after the end of each calendar year during the term hereof, Landlord shall furnish to Tenant a statement in reasonable detail setting forth the computation of actual Shopping Center Operating Expense and Mall HVAC Charge (as allocated by Landlord for purposes of Sections 8.3 and 8.4 of this Lease) for such calendar year, and thereupon there shall be within thirty (30) days thereafter an adjustment between Landlord and Tenant, with payment to, or repayment by, Landlord, as the case may require, to the end that Landlord shall receive the entire amount of Tenant's pro rata share of said Shopping Center Operating Expense and Mall HVAC Charge for such calendar year, and no more.

        SECTION 8.6 TENANT'S AUDIT RIGHT.

                Landlord agrees to provide to Tenant, within sixty (60) days after written notice ("Tenant's Audit Notice") from Tenant to Landlord, an audit (the "Audit") of Shopping Center Operating Expense prepared and certified to by an independent accounting firm selected by Landlord. Tenant's Audit Notice shall be given, if at all, only within one hundred twenty (120) days after Tenant receives the annual reconciliation of Shopping Center Operating Expense pursuant to the provisions of Article VIII, Section 8.4. In the event Landlord does not provide the Audit to Tenant within sixty (60) days after Tenant's Audit Notice, and provided that Tenant is not then in default of the terms and conditions of this Lease, then Tenant shall have the right once within twelve (12) months after the end of the calendar year for which Tenant has given Tenant's Audit Notice to cause an audit of the books of account, documents and records of Landlord relating to Shopping Center Operating Expense for such calendar year to be made by an independent certified public accountant selected by Tenant, and Landlord, upon fifteen (15) days prior written notice from Tenant shall make such material available for examination at Landlord's offices. If Tenant's audit reasonably shows that Tenant has been overcharged by more than three percent (3%) during the calendar year subject to the audit, then Landlord shall pay the cost of Tenant's audit of Landlord's records. If the annual Shopping Center Operating Expense previously submitted by Landlord to Tenant shall be determined to be incorrect as a result of such audit, then Landlord shall refund to Tenant any excess payment of Shopping Center Operating Expense made by Tenant to Landlord.

                             ARTICLE IX -- UTILITIES

        SECTION 9.1 TENANT PAYMENT FOR UTILITIES.

                Tenant shall pay for all its requirements for utilities, including, but not limited to, gas, steam, water, telephone, electricity, "tap fees" or connection costs charged by the City of Dallas or any utility supplier, sewer charges, and the like, and shall also pay for heating, ventilating and air conditioning the Demised Premises in the manner provided herein, and in no event shall Landlord ever be liable to any suppliers of any such utilities for services contracted for and/or used by Tenant in connection with the Demised Premises. In the event that Landlord shall elect to supply any of such utilities (apart from those for which provision is made in Section 9.2 hereof, Tenant agrees to purchase the same from Landlord at the same rate which Tenant would be charged by a utility company furnishing the same to the Demised Premises. Tenant shall pay for such utilities furnished by Landlord, in advance, on the first day of each calendar month, in the monthly amount estimated by Landlord prior to the beginning of each calendar year. Within a reasonable time following the end of each year, Landlord shall provide Tenant with a statement showing the cost of such utility, Tenant's actual use, any adjustment from the amount paid by Tenant over the previous calendar year and the amount due from Tenant to Landlord or from Landlord to Tenant. In the event any such utilities are not separately metered to the Demised Premises, Tenant's actual use shall be determined in good faith by Landlord's engineers which determination shall be binding except upon a showing of bad faith.



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
        SECTION 9.2 CENTRAL SYSTEM.

                As set forth in Exhibits B and D hereto annexed and made a part hereof, Landlord is furnishing a central system to provide chilled water to the Demised Premises as set forth in Exhibit D for air conditioning, and chilled water to the Mall Building for air conditioning the Mall Building (other than the hotel areas of the Mall Building). Tenant agrees to pay for such service Tenant's pro rata share of the Mall HVAC Charge in accordance with Article VIII of this Lease as well as Tenant's ventilating and air conditioning charge as set forth on said Exhibit D attached hereto.

        ARTICLE X -- MAINTENANCE OF SHOPPING CENTER AND DEMISED PREMISES

        SECTION 10.1 LANDLORD'S OBLIGATIONS.

                Landlord agrees to keep in reasonably good order, condition and repair, the roof, foundation and structural portions of the Mall Building and the Demised Premises, except:

        (a) for repairs thereto necessitated by damage caused by any act or negligence of Tenant, its employees, agents, licensees or contractors, or

        (b) any structural changes necessary in whole or in part as a result of

                (i)     any alterations made by Tenant, or

                (ii) any use made of the Demised Premises by the Tenant which is different from or more hazardous than the use thereof permitted by Section 5.1 hereof, or

        (c) glass and glass windows and the so-called store front of the Demised Premises and other premises leased to tenants of the Shopping Center.

                Tenant does hereby grant Landlord and its agents access in and upon the Demised Premises, as necessary for the purpose of fulfilling its repair and maintenance obligations provided that Landlord shall give Tenant's store manager twenty-four (24) hours' prior notice to such entry, except in the event of an emergency, in which event no such notice shall be required. Landlord will use good faith efforts to prevent material adverse interference with Tenant's business in the Demised Premises caused by Landlord fulfilling its repair and maintenance obligations pursuant to this Section 10.1.



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

                Landlord shall not be responsible to make any other improvements or repairs of any kind upon the Demised Premises, but this paragraph is not intended to refer to damage by fire or other insured risk to the Demised Premises which is covered by the insurance policies provided for in Article XIII hereof

        SECTION 10.2 TENANT'S OBLIGATIONS.

                Except with respect to Landlord's obligations as set forth in
Section 10.1 hereof, Tenant agrees that from and after the date that possession of the Demised Premises is delivered to Tenant, and until the end of the term hereof, it will keep neat and clean and maintain in good order, condition and repair the Demised Premises and every part thereof, including, without limitation, the store front and the exterior and interior portions of all doors, windows, plate glass and showcases surrounding the Demised Premises, all plumbing and sewage facilities within the Demised Premises (including all such facilities outside of the Demised Premises, but exclusively serving the Demised Premises, and assuring the free flow of Tenant's sanitary sewer line to the main line serving the Demised Premises), fixtures and interior walls, floors, ceilings, signs (including exterior signs where permitted), and all wiring, electrical systems, sprinkler systems within the Demised Premises, interior building appliances and similar equipment. In the event of an emergency caused by damage or malfunction of a system, or component thereof, within the Demised Premises, resulting in possible damage to another tenant's demised premises, or the Shopping Center, or affecting Landlord's systems, then Landlord may repair such damage or malfunction without notice to Tenant, and Tenant shall reimburse Landlord the costs thereof within ten (10) days after Landlord invoices Tenant for the costs of such repairs. Tenant shall keep the Demised Premises in a first-class, tenantable, and attractive condition throughout the term of this Lease. There is excepted from this paragraph, however, damage to the portions of the Demised Premises originally constructed by Landlord caused by those hazards which are covered by the policies of fire insurance and extended coverage endorsements carried by Landlord and described in Article XIII hereof Tenant further agrees that the Demised Premises shall be kept in a clean, sanitary and safe condition in accordance with the laws of the State of Texas and ordinances of the City of Dallas, and in accordance with all directions, rules and



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

regulations of the Health Officer, Fire Marshall, Building Inspector, and other proper officers of the governmental agencies having jurisdiction thereover and Tenant shall comply with all other federal, state and local laws, orders, rules and regulations applicable to the Demised Premises and their use and occupancy.

        SECTION 10.3 NO CHANGE TO DEMISED PREMISES.

                Tenant shall not make any alterations, improvements and/or additions to the Demised Premises (except as initially required by the terms of Exhibit Q hereto annexed or as required pursuant to Section 14.2 hereof) without first obtaining, in each instance, the prior written consent of Landlord. Any such alterations, improvements and/or additions permitted by Landlord (as well as those not requiring Landlord's permission) shall be (a) made in accordance with all applicable laws, (b) completed in a good and first-class workmanlike manner, (c) Promptly paid for by Tenant, and (d) in compliance with Landlord's design and construction criteria set forth in Exhibits C, C-L, and C-2 hereto.

                Notwithstanding anything contained in this Section 10.3 to the contrary, Tenant may construct up to Twenty-Five Thousand and No/100 Dollars ($25,000.00) per Lease Year, noncumulative, of interior non-structural alterations provided that for any interior, non-structural alterations provided Tenant gives Landlord at least two (2) days prior written notice together with copies of plans for the intended work if plans are required by applicable local code, otherwise, with copies of so-called "sample boards". Such alterations shall be constructed in conformance with Landlord's design and construction criteria set forth in Exhibits C, C-1, and C2 hereto.

        SECTION 10.4 FIXTURES.

                Any and all alterations, additions, improvements and fixtures which may be made or installed by either Landlord or Tenant upon the Demised Premises and which in any manner are attached to the floors, walls or ceilings (including, without limitation, any linoleum or other floor or wall covering of similar character which may be cemented or otherwise adhesively afffixed to the floor, or any fixtures, lights or shelving bolted or otherwise affixed to the floor, walls or ceiling) shall remain upon the Demised Premises, and at the termination of this Lease.

shall be surrendered with the Demised Premises as a part thereof without disturbance, molestation or injury. Tenant's simulators, removable display cases, personal property and furniture which are installed in the Demised Premises prior to or during the term hereof at the cost of the Tenant (except such as may replace any of the same originally installed by or at the cost of Landlord), personal property and simulators may be removed by Tenant from the Demised Premises prior to the termination of this Lease, if, but only if, Tenant is not then in default hereunder. Any and all such property which is not removed after ten (10) days notice to Tenant following the expiration or termination of this Lease shall be deemed abandoned by Tenant and shall thereby become the property of Landlord. Tenant covenants and agrees at its own cost and expense to promptly repair any and all damage to the Demised Premises resulting from or caused by any removal, and it is specifically agreed that Tenant's covenant to repair shall survive the expiration of the term of this Lease.

        SECTION 10.5 SURRENDER OF DEMISED PREMISES.

                Upon any surrender of the Demised Premises, the Tenant shall re-deliver the Demised Premises to the Landlord in good order, condition and state of repair, ordinary wear and tear and casualty damage excepted and excepting such items of repair as may be the Landlord's obligation hereunder.

                               ARTICLE XI -- TAXES

        SECTION 11.1 PAYMENT BEFORE DELINQUENCY.

                Landlord shall pay, or cause to be paid, before the same become delinquent, all general and special taxes, including assessments for local improvements and other governmental charges which may be lawfully charged, assessed, or imposed upon the Shopping Center Site (exclusive of the component sites therein occupied by Major Retail Stores), any parcel of land within or without the Complex together with all improvements thereon provided or available for parking for the Shopping Center; provided, however, that if authorities having jurisdiction assess real estate taxes, assessments, or other charges on all or any portion of the foregoing which Landlord deems excessive, Landlord may defer compliance therewith to the extent permitted by the laws of the State of Texas, so long as the validity or amount thereof is contested by Landlord in good faith and so long as Tenant's occupancy of the Demised Premises is not disturbed.

                Should the State of Texas or any political subdivision thereof or any governmental authority having jurisdiction thereover, impose a tax and/or assessment (other than an income or franchise tax) upon or against the rentals payable by tenants of the Mall Building to Landlord, either by way of substitution for the taxes and assessments levied or assessed at the commencement of the term of this Lease, or in addition thereto, such tax and/or assessment shall be deemed to constitute a tax and/or assessment upon the Mall Building for purposes of Article XI and this Section 11.1.

        SECTION 11.2 SEPARATE ASSESSMENTS.

                Landlord agrees, to the extent feasible, to cause THE taxing authorities to levy taxes and assessments separately on the Mall Building and the land on which the same is located. Landlord agrees, to the extent feasible, to cause the taxing authorities to levy taxes and assessments separately on all parking facilities of the Complex and the land on which the same are located (including driveways, entrances, exits, landscaped areas and parking, if any), the taxes assessed upon such land and parking facilities, being hereinafter collectively referred to as "Parking Facility Taxes".

                In the event of any such taxes are not assessed separately, Landlord shall make an allocation of the total assessed value between the components of the Shopping Center and such allocation shall be the basis upon which Tenant pays its taxes under this Lease.

        SECTION 11.3 TENANT RENDERS TENANT IMPROVEMENTS.

                Each calendar year Tenant shall render all of the Tenant Improvements with local taxing authorities and pay taxes assessed thereon prior to delinquency. The term "Tenant Improvements" is hereby defined to mean all portions of the Demised Premises not originally constructed and provided by Landlord pursuant to Exhibit B attached hereto and made a part hereof. Taxes upon Tenant Improvements shall also include all general and special taxes, including ad valorem taxes, assessments for local improvements and other governmental charges which are lawfully charged, assessed or imposed upon all fixtures and equipment of every type and all personal property in said Demised Premises, together with all permit and license fees which may be lawfully imposed upon the business of Tenant conducted within the Demised Premises.

                Not later than ten (10) days prior to the date on which taxes assessed upon the Tenant Improvements would become delinquent, Tenant shall deliver to Landlord copies of paid tax receipts or other proof satisfactory to Landlord evidencing the payment of all taxes upon the Tenant Improvements.

        SECTION 11.4 PARKING TAXES.

                Tenant shall pay its pro rata share of all Parking Facility Taxes for each calendar year during the lease term in the manner specified in
Section 11.6 of this Lease. Tenant's pro rata share of Parking Facility Taxes shall be computed by multiplying the whole of such Parking Facility Taxes by the fraction set forth in Section 8.3 of this Lease.

        SECTION 11.5 OTHER TAXES.

                Tenant shall pay its pro rata share of all taxes and assessments upon the Mall Building and the land upon which the same is located for each calendar year during the lease term in the manner specified in Section 11.6 of this Lease. Tenant's pro rata share of such taxes shall be computed by multiplying the whole of such taxes by the fraction set forth in Section 8.4 of this Lease.

        SECTION 11.6 MONTHLY PAYMENTS AND YEAR END ADJUSTMENTS.

                Tenant's pro rata share of (i) the total of all taxes due from Tenant with respect to any calendar year of the lease term under the provisions of Sections 11.4 and 11.5 of this Lease, plus (ii) Landlord's cost of rendering and contesting all such taxes shall be paid as Additional Rent, and Tenant agrees to pay such Additional Rent in advance in monthly installments, based upon Landlord's estimates of the taxes as set forth in statements or bills therefor submitted by Landlord to Tenant, on or about the first day of each and every calendar year during the term of this Lease (or such other periodic intervals as shall be determined by Landlord). Within one hundred twenty (120) days after the end of each calendar year during the term hereof, Landlord



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

shall furnish to Tenant a statement in reasonable detail setting forth the computation of actual taxes billed to Landlord for such calendar year, and there shall be within thirty (30) days thereafter an adjustment between Landlord and Tenant, with payment to, or repayment by, Landlord, as the case may require, to the extent that Landlord shall receive the entire amount of Tenant's pro rata share of said taxes for such calendar year, and no more.

                Where the applicable tax bills are not available prior to the end of the term of this Lease, then an adjustment for the year for which tax statements are not available shall be made, tentatively, on the basis of the Landlord's estimates of taxes, and a final adjustment shall be made between Landlord and Tenant promptly after Landlord shall have received the tax bill for such period, it being specifically agreed that Landlord's and Tenant's obligations under this Section 11.6 shall survive the expiration of the term of this Lease.

        SECTION 11.7 PRO RATA ADJUSTMENT FOR PARTIAL YEARS.

                For the calendar years in which this Lease commences and terminates, Tenant's liability for its proportionate share of any taxes and assessments for such partial calendar years shall be subject to pro rata adjustment for the portion of the total year that the term of this Lease is in effect.

                ARTICLE XII -- INDEMNITY AND LIABILITY INSURANCE

        SECTION 12.1 TENANT'S INDEMNITY AND RELEASE AGREEMENT.

                Tenant shall indemnify, defend, and hold harmless and hereby releases Landlord and its agents, contractors, lenders, employees, partners and its partners' officers, directors, agents and employees (singularly, an "Indemnified Party" and collectively, the "Indemnified Parties") from and against all suits, demands, liabilities, claims, causes of action, costs, fines, losses, damages, and expenses (the "Claims") (i) arising from or caused in any way by any act, omission, or negligence of Tenant or its officers, agents, employees, servants, contractors, or licensees (the "Tenant Responsible Parties"), (ii) arising out of any accident within, or damage to the property of any person (including, without limitation, the Tenant Responsible Parties) located within the Demised Premises, or injury to, or death of, any person, in OR upon the Demised Premises, (iii) arising out of any violation of any applicable law from and after the date that possession of the Demised Premises is delivered to Tenant and until the end of the Term or (iv) arising out of any accident, injury or damage occurring outside of the Demised Premises but within the Shopping Center, where such accident, damage or injury results or is claimed to have resulted from all act or omission on the part of one or more of the Tenant Responsible Parties. THE INDEMNITY AND RELEASE SET FORTH IN CLAUSES (ii), (iii) AND (iv) ABOVE SHALL APPLY REGARDLESS OF CAUSATION, INCLUDING, WITHOUT LIMITATION, AN INDEMNIFIED PARTY'S ACTS, OMISSIONS OR NEGLIGENCE (WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, COMPARATIVE, CONTRIBUTORY, OR CONCURRENT), OR BASED ON ANY THEORY OF PREMISES LIABILITY (WHETHER FOUNDED IN WHOLE OR IN PART ON NEGLIGENCE OR STRICT LIABILITY), OR ANY THEORY OF STRICT LIABILITY, INCLUDING, WITHOUT LIMITATION, ANY THEORIES OF PRODUCTS LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THERE IS EXPRESSLY EXCLUDED FROM THE ABOVE INDEMNITY, OBLIGATIONS AND RELEASE OF TENANT, ANY CLAIMS RESULTING FROM THE INTENTIONAL TORTS OR GROSS NEGLIGENCE OF AN INDEMNIFIED PARTY. The foregoing indemnities shall include attorney's fees, court costs, investigation costs and all other costs and expenses incurred by a party from the first notice that any Claim or demand has been made or may be made, and shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable under applicable worker's compensation acts, disability benefit acts or other employee benefit acts. The provisions of this Section 12.1 shall survive the termination or expiration of this Lease with respect to any Claim occurring before such termination or expiration and with respect to any Claim arising after such termination or expiration if same relates back to an event or set of circumstances which occurred before such termination or expiration.

                Notwithstanding anything contained herein to the contrary, from and after the date of execution of this Lease Landlord agrees to indemnify and save harmless the Tenant from and against all claims for bodily injury or property damage, or proceedings brought thereon, and the defense thereof, on the part of Landlord or Landlord's employees or third parties of whatever nature arising from (i) any act, omission or negligence of Landlord or Landlord's employees arising wholly within and from or out of the use of any portion of the Common Areas by Landlord or Landlord's employees, (ii) any violation of applicable law from and after the date that possession of the Demised Premises is delivered to Tenant and until the end of the term.

        SECTION 12.2 TENANT'S LIABILITY INSURANCE.

                Tenant agrees to maintain in full force during the Term a policy or policies of commercial general liability insurance under which Landlord, and such other persons as are in privity of estate with Landlord as may be set out in notice from Landlord to Tenant from time to time ("Landlord's Designees"), are named as additional insureds and Tenant is named primary insured, with contractual liability endorsements covering the agreements of Tenant to indemnify the Indemnified Parties from and against all cost, expense and/or liability as contractually undertaken by Tenant under the terms of this Lease (whether in this Article XII or otherwise). Each such policy shall provide that it is primary over any insurance carried by Landlord and/or Landlord's Designees and that it cannot be canceled, amended or modified with respect to the Landlord or Landlord's Designees without fifteen (15) days' prior written notice to Landlord and Landlord's Designees, and a duplicate original or certificate thereof evidencing such coverage shall be delivered to Landlord no less than the date Tenant commences occupancy of the Demised Premises. The minimum limits of liability of such insurance shall be not less than [***] combined single limit for bodily injury (including death) and/or property damage in any one occurrence, or such higher limits as Landlord may from time to time request, provided such higher limits are then customarily required of tenants IN first-class shopping centers.

                In the event Tenant fails to obtain and maintain the insurance required of Tenant hereunder, upon three (3) days notice and the failure of Tenant to cure within said three (3) day period, Landlord shall have the right, but not the obligation, after written notice to Tenant, to purchase said insurance coverage on Tenant's behalf and the cost thereof shall be denied Additional Rent and paid to Landlord by Tenant within ten (10) days after demand therefor by Landlord.

                Tenant shall submit any proposed substitution of insurance policies or modification of insurance policies to Landlord for Landlord's written approval not less than thirty (30) days prior to the date on which Tenant desires to substitute or modify insurance policies provided for under the terms of this Lease.

        SECTION 12.3 TENANT'S WAIVER AND RELEASE OF CLAIMS FOR TENANT'S
PROPERTY.

                Tenant hereby agrees to use and occupy the Demised Premises, and to use such other portions of the Shopping Center as it is herein given the right to use, at its own risk and Tenant hereby waives, and releases the Indemnified Parties from, all Claims, responsibilities or liabilities for any loss of or damage, regardless of cause, to fixtures, inventory or other property


*** Confidential treatment requested.


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

of Tenant, Tenant's employees or those claiming by, through or under Tenant (including, without limitation for any loss or damage to its or their property from the bursting, stopping or leaking of water, gas, sprinkler, sewer drainage or steam pipes, regardless of cause). THE WAIVER AND RELEASE SET FORTH ABOVE SHALL APPLY REGARDLESS OF CAUSATION, INCLUDING, WITHOUT LIMITATION, AN INDEMNIFIED PARTY'S ACTS, OMISSIONS OR NEGLIGENCE (WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, COMPARATIVE, CONTRIBUTORY, OR CONCURRENT), OR BASED ON ANY THEORY OF PREMISES LIABILITY (WHETHER FOUNDED IN WHOLE OR IN PART ON NEGLIGENCE OR STRICT LIABILITY), OR ANY THEORY OF STRICT LIABILITY, INCLUDING, WITHOUT LIMITATION, ANY THEORIES OF PRODUCTS LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THERE IS EXPRESSLY EXCLUDED FROM THE ABOVE WAIVER AND RELEASE OF TENANT, ANY CLAIMS RESULTING FROM THE INTENTIONAL TORTS OR GROSS NEGLIGENCE OF AN INDEMNIFIED PARTY. The provisions of this Section 12.3 shall apply during the whole of the Term and, in view of the permission given to Tenant to install fixtures prior to the commencement of the Term, shall also apply at all times prior to the Commencement Date.

        SECTION 12.4 RELEASE OF LANDLORD LIABILITY FOR ACTS OF ADJOINING
TENANTS.

                Tenant hereby waives, and releases the Indemnified Parties from, any claims, losses or damages to Tenant, Tenant's employees, or to those claiming by, through or under Tenant, that may be occasioned by or through the acts or omissions, negligent or otherwise, of persons occupying adjoining premises or any part of the premises adjacent to or connecting with the Demised Premises or any part of the Mall Building, or otherwise. THE WAIVER AND RELEASE SET FORTH ABOVE SHALL APPLY REGARDLESS OF CAUSATION, INCLUDING, WITHOUT LIMITATION, AN INDEMNIFIED PARTY'S ACTS, OMISSIONS OR NEGLIGENCE (WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, COMPARATIVE, CONTRIBUTORY, OR CONCURRENT), OR BASED ON ANY THEORY OF PREMISES LIABILITY (WHETHER FOUNDED IN WHOLE OR IN PART ON NEGLIGENCE OR STRICT LIABILITY), OR ANY THEORY OF STRICT LIABILITY, INCLUDING, WITHOUT LIMITATION, ANY THEORIES OF PRODUCTS LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THERE IS EXPRESSLY EXCLUDED FROM THE ABOVE WAIVER AND RELEASE OF TENANT,



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

ANY CLAIMS RESULTING FROM THE INTENTIONAL TORTS OR GROSS NEGLIGENCE OF AN INDEMNIFIED PARTY.

        SECTION 12.5 WORKER'S COMPENSATION INSURANCE.

                Throughout the Term, Tenant shall maintain in full force and effect a policy or policies of worker's compensation insurance covering Tenant's employees in the maximum amount required by law, issued by and binding upon a responsible insurance company qualified to do business in the State of Texas.

                       ARTICLE XIII -- CASUALTY INSURANCE

        SECTION 13.1 LANDLORD'S INSURANCE.

                Landlord shall keep the Mall Building of which the Demised Premises are a part insured against loss or damage by fire and against loss or damage by other risks now or hereafter embraced by all-risk insurance in amounts not less than [***] of the "full replacement cost" thereof as determined from time to time by Landlord. The term "full replacement cost" as used herein shall mean the cost of replacing the Mall Building, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and exclusive of Tenant Improvements which it is not Landlord's responsibility to rebuild.

        SECTION 13.2 TENANT INSURANCE.

                Tenant shall keep all Tenant Improvements (as defined in Section
11.3 hereof), including, without limitation, its fixtures, merchandise and equipment insured against loss or damage by fire and against loss or damage by other risks now or hereafter embraced by all-risk insurance and including sprinkler leakage and water damage coverage, and Tenant shall maintain in connection with such insurance "replacement cost" and "agreed amount" endorsements. Such insurance shall designate Tenant and Landlord as loss payees as their interests may appear. At least [***] days prior to the projected Commencement Date of this Lease, and at least [***] days prior to the expiration of any such policy, Tenant shall deliver to Landlord a duplicate original, or certificate thereof, evidencing the insurance required of Tenant under this Section 13.2. In addition to the foregoing obligation, Tenant agrees to carry business interruption


*** Confidential treatment requested.


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

insurance in such an amount as is necessary to protect the Tenant from any interruption of its business operation for a period of at least one (1) year.

        SECTION 13.3 WAIVER OF SUBROGATION.

                Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each waive all rights of recovery, claim, action or cause of action against the other, its agents, partners (both general and limited), officers, directors, shareholders or employees, for any loss or damage that may occur to the Demised Premises, or any improvements thereto, to the Shopping Center or to any personal property of such party therein, by reason of fire, the elements, or any other cause which is required to be insured against under the terms of the all-risk insurance policies required to be obtained pursuant to this Lease, regardless of cause or origin, including sole or contributory negligence of the other party hereto, its agents, contractors, partners, officers, directors, shareholders or employees; and each party covenants that no insurer shall hold any right of subrogation against such other parties. Tenant shall advise insurers of the foregoing and such waiver shall be a part of each policy maintained by Tenant which applies to the Demised Premises, any part of the Shopping Center or Tenant's use and occupancy of any part thereof, provided that this waiver shall be null and void if such waiver is unavailable from responsible insurance companies doing business in the State of Texas.

        SECTION 13.4 PAYMENT OF PREMIUMS.

                Tenant covenants and agrees that it will not do or permit anything to be done in or upon the Demised Premises or bring in anything or keep anything therein, which shall increase the rate of insurance on the Demised Premises or the building of which the Demised Premises are a part above the standard rate on said Demised Premises being used as permitted under Section 5.1 of this Lease; provided, however, that this Section 13.4 is subject to the right of the Tenant to pay increased premiums in accordance with Section 5.20) above. The right of Tenant to pay such increased premiums shall not be deemed to permit Tenant to use, occupy or maintain the Demised Premises other than as expressly permitted under Section 5.1.

                          ARTICLE XIV -- DAMAGE CLAUSE

        SECTION 14.1 PARTIAL DAMAGE.

             In the event that during the term hereof the Demised Premises shall be partially damaged (as distinguished from "substantially damaged", as such terms are defined in Section 14.6 hereof) by fire or other casualty, the risk of which is covered by Landlord's insurance, Landlord shall with all reasonable dispatch repair such damage and restore the Demised Premises (excluding Tenant Improvements), or so much thereof as was originally constructed by Landlord, to substantially their condition at the time of such damage, but Landlord shall not be responsible for any delay which may result from force majeure (as defined in Section 16.1 1). Thereafter Tenant shall with all reasonable dispatch repair any damage to the Tenant Improvements and restore the Tenant Improvements to substantially their condition existing at the time of such damage, and promptly reopen for business.

        SECTION 14.2 SUBSTANTIAL DAMAGE.

                In the event that during the term hereof the Demised Premises shall be substantially damaged or destroyed by fire or other casualty, the risk of which is covered by Landlord's insurance, this Lease shall, except as hereinafter provided, remain in full force and effect and Landlord shall, with all reasonable dispatch, repair or rebuild the Demised Premises (excluding Tenant Improvements), or so much thereof as was originally constructed by Landlord, to substantially their condition at the time of such damage or destruction (subject, however, to zoning laws and building codes then in existence), but Landlord shall not be responsible for any delay which may result from force majeure (as hereinafter defined in Section 16.11). Thereafter, Tenant shall with all reasonable dispatch repair any damage to the Tenant Improvements and restore the Tenant Improvements to substantially their condition existing at the time of such damage, and promptly reopen for business. In case of substantial damage or destruction, as a result of a risk which is not covered by Landlord's insurance, Landlord shall likewise be obligated to rebuild the Demised Premises, all as aforesaid, unless within one hundred twenty (120) days after the occurrence of such event, Landlord gives written notice to Tenant of its election to terminate this Lease.

                Notwithstanding the foregoing, in the event the Demised Premises are substantially damaged or destroyed by fire or other casualty and Landlord has failed to restore



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

the Demised Premises (excluding Tenant Improvements) in accordance with Landlord's obligations set forth herein within twelve (12) months following such substantial damage or destruction or if Landlord fails to commence such restoration within six (6) months after such substantial damage or destruction, then Tenant shall be permitted to terminate this Lease upon sixty (60) days prior written notice to Landlord.

        SECTION 14.3 TERMINATION FOR DAMAGE.

                Notwithstanding the foregoing provisions of this Article XIV, if the Demised Premises shall be substantially damaged or destroyed by fire, windstorm or otherwise within the last three (3) years of the term of this Lease, Landlord shall have the right to terminate this Lease by giving written notice of Landlord's intention to terminate to Tenant not later than ninety (90) days after Landlord first receives written notice from Tenant of such damage or destruction. Further, in the event that such substantial damage to the Demised Premises occurs within the last two (2) years of the term of this Lease, Tenant may terminate this Lease, provided it gives notice to Landlord within sixty (60) days after such substantial damage or destruction and Landlord has not theretofore commenced repairs and rebuilding. In the event this Lease is terminated in accordance with this Section 14.3, Tenant shall, within thirty
(30) days thereafter pay to Landlord the amount of insurance proceeds payable to Tenant under the insurance policies held by Tenant pursuant to Section 13.2 above less any such proceeds specifically allocable to Tenant's merchandise.

        SECTION 14.4 ABATEMENT OF RENT WHEN DAMAGE INTERFERES.

                In the event the provisions of Section 14.1 or Section 14.2 hereof shall be applicable, Minimum Rent and Additional Rent (but not Percentage Rent or utilities) shall be abated or reduced proportionately during any period in which, by reason of any such damage or destruction, there is substantial interference with the operation of the business of Tenant in the Demised Premises having regard to the extent to which Tenant may be required to discontinue its business in the Demised Premises, and such abatement or reduction shall continue for the period commending with distinction or damage and ending upon THE date such interference is terminated.



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

        SECTION 14.5 EFFECT OF TERMINATION FOR DAMAGE.

                In the event of termination of this Lease pursuant to this
Article XIV, this Lease and the term hereof shall cease and come to an end as of the date of such damage or destruction as though such date were the date originally fixed for the expiration of the term of this Lease.

        SECTION 14.6 DEFINITIONS OF "PARTIAL DAMAGE" AND "SUBSTANTIAL DAMAGE".

                The terms "substantially damaged" and "substantial damage", as used in this Article XIV, shall have reference to damage of such a character as cannot reasonably be expected to be repaired, or the Demised Premises restored, within one hundred twenty (120) days from the time that such repair or restoration work would be commenced. The terms "partially damaged" and "partial damage", as used in this Article XIV, shall have reference to damage of such a character which can reasonably be expected to be repaired, or the Demised Premises restored, within one hundred twenty (120) days from the time such repair or restoration work would be commenced.

                For purposes of this Section 14.6, the estimated time for repair or restoration shall be determined, in good faith, by Landlord's architect, without assumption of any delays caused by force majeure (as hereinafter defined), but with due regard to the specialized nature of Tenant's improvements and fixturing requirements.

        SECTION 14.7 OTHER DAMAGE.

                Notwithstanding any provision contained in this Article XIV to the contrary, in no event shall any fire or other casualty give Tenant the right to require or demand that Landlord repair or restore any part of the Mall Building (other than the Demised Premises, to the extent required elsewhere in this Article XIV), the Shopping Center, or the Complex. Notwithstanding the foregoing, in the event more than sixty percent (60%) of the Mall Building is damaged or destroyed by fire or other casualty and Landlord has not restored such portion of the Mall Building to an architectural whole and substantially similar condition within eighteen (18) months thereafter, Tenant shall have the right to terminate this Lease upon sixty (60) days prior written notice to Landlord.



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

                          ARTICLE XV -- EMINENT DOMAIN

        SECTION 15.1 EFFECT OF A TAKING.

                If the Demised Premises, or such portion thereof as to render the balance (when reconstructed) unsuitable for the use set forth in Section 5.1 hereof, shall be taken by condemnation or right of eminent domain or conveyed by Landlord in lieu of condemnation, either party, upon written notice to the other, shall be entitled to terminate this Lease, provided that such notice is given within sixty (60) days after Tenant has been deprived of possession. Should any part of the Demised Premises be so taken or condemned, and should this Lease not be terminated in accordance with the foregoing provision, the Landlord covenants and agrees promptly after such taking or condemnation, and the determination of Landlord's award therefor, to expend so much as may be necessary of the net amount which may be awarded to it in such condemnation proceedings in restoring the Demised Premises to an architectural unit as nearly like their condition prior to such taking as shall be practicable. Should the net amount so awarded to Landlord be insufficient to cover the cost of restoring the Demised Premises, as estimated by Landlord's architect, Landlord may, but shall not be obligated to supply the amount of such insufficiency and restore said Demised Premises as above provided, with all reasonable diligence, or Landlord may terminate this Lease. Where the Tenant has not already exercised any right of termination accorded to it under the foregoing portion of this
Section 15.1, Landlord shall notify, Tenant of Landlord's election not later than ninety (90) days after the final determination of the amount of the award.

        SECTION 15.2 RIGHT TO RECEIVE AWARDS.

                Out of any award for any taking of the Demised Premises, in condemnation proceedings, or by right of eminent domain, Landlord shall be entitled to receive and retain the amounts awarded for such Demised Premises and for Landlord's business loss. Tenant shall be entitled to receive and retain only the amounts, if any, which may be specifically awarded to it in any such condemnation proceedings because of the taking of its trade furniture or fixtures and the unamortized portion of its leasehold improvements based upon straight LINE amortization over the



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

term of the Lease (to the extent, but only to the extent, that funds therefor were not initially furnished by Landlord).

        SECTION 15.3 ABATEMENT OF RENT.

                In the event of any such taking of the Demised Premises, Minimum Rent and all other charges to be borne by Tenant under the provisions of this Lease (but not Percentage Rent) shall be abated in a fair and just proportion according to the nature and extent of the damage sustained during any period in which, by reason of any such taking, there is substantial interference with the operation of the business of Tenant in the Demised Premises, having regard to the extent to which Tenant may be required to discontinue its business in the Demised Premises, and such abatement or reduction shall continue for the period such interference continues.

        SECTION 15.4 TAKING OF OTHER PORTIONS.

                Notwithstanding any provision contained in this Article XV to the contrary, in no event shall any taking by condemnation or right of eminent domain or conveyances by Landlord in lieu of condemnation give Tenant the right to require or demand that Landlord repair or restore any part of the Mall Building, the Shopping Center or the Complex other than the Demised Premises.

                ARTICLE XVI -- MISCELLANEOUS COVENANTS OF TENANT

        SECTION 16.1 LANDLORD'S RIGHT TO INSPECT.

                Upon twenty-four (24) hours prior notice to Tenant, which notice may be delivered orally to the store manager at the Demised Premises, Landlord and Landlord's agents, contractors and employees shall have the right to enter upon the Demised Premises at all reasonable hours (and at any time and without prior notice in the event of emergency) for the purpose of inspecting or of making any repairs to the same required of Landlord pursuant to Section 10.1 hereinabove, or the building of which they are a part, or for any other entry upon the Demised Premises, by Landlord permitted under the terms of this Lease. No entry by Landlord permitted under the terms of this Lease shall be deemed a breach by Landlord of Tenant's right to



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

quiet enjoyment of the Demised Premises, as set forth in Section 17.1 hereinafter. If repairs are required to be made by Tenant pursuant to the terms hereof, Landlord may demand that Tenant make the same forthwith, and if Tenant refuses or neglects to commence such repairs and complete the same with reasonable dispatch, after such demand, Landlord may (but shall not be required to do so) make or cause such repairs to be made and shall not be responsible to Tenant for any loss or damage that may accrue to its stock or business by reason thereof. If Landlord makes or causes such repairs to be made, Tenant agrees that it will forthwith, on demand, pay to Landlord the cost thereof, plus an amount equal to [***] thereof, as compensation for Landlord's administrative expenses, all of which shall be deemed Additional Rent hereunder.

        SECTION 16.2 ACCESS TO SHOW PREMISES.

                For a period commencing one hundred fifty (150) days prior to the expiration of the term of this Lease, Landlord may have reasonable access to the Demised Premises for the purpose of exhibiting the same to prospective tenants.

        SECTION 16.3 PROMOTIONAL PROGRAMS.

                Landlord has established an advertising and promotion service for the general benefit of the Shopping Center and its tenants. In connection with such service Landlord shall have the exclusive right to hire a Marketing Director, and staff, to plan and administer such service. A committee composed of Landlord, a representative of each Major Retail Store and representatives of at least four (4) tenants of the Mall Building, selected by Landlord will be formed to discuss the advertising and promotional activities.

                Tenant agrees to make the following contribution (the "Promotion Charge") into a fund (the "Promotion Fund") to be used for the advertising and promotional service as hereinafter described:

                Tenant shall pay to Landlord as Additional Rent, in equal monthly installments, on or before the first day of each month of the term hereof, an amount equal to [***] per year (subject to adjustment as provided herein) per square foot of Floor Space in the Demised Premises.


*** Confidential treatment requested.


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                Promotion Fund payments for any partial calendar year shall be pro-rated based upon the number of days the Lease is in effect during such year.

                Landlord agrees to contribute annually to the Promotion Fund an amount equal to [***] of the amount paid to the Promotion Fund during such calendar year by tenants of the Shopping Center.

                The Promotion Fund shall be used by Landlord for professional advertising and sales promotions which, in Landlord's judgment, will benefit the tenants of the Shopping Center. In addition, the Promotion Fund shall reimburse Landlord for all salaries and expenses of the Marketing Director and the marketing staff, including, but not limited to, office rent, utilities, supplies, telephone, accounting charges, and expenses for other equipment used by the Marketing Director and marketing staff.

                Notwithstanding anything contained herein to the contrary, Landlord shall have the right, effective as of the first day of January of any year, to terminate the promotional and advertising service, in which event Tenant shall have no obligation to pay any Promotion Charge accruing after any such termination date, and Landlord shall no longer be obligated to make the contributions specified in this Section 16.3.

                In addition, Tenant agrees that any and all advertising undertaken by Tenant in the Dallas-Ft. Worth metropolitan area shall include a reference to Tenant's location in the Shopping Center.

        SECTION 16.4 COOPERATIVE PROMOTIONAL OPPORTUNITIES.

        Intentionally deleted.

        SECTION 16.5 GRAND RE-OPENING PROMOTION.

        Intentionally deleted.

        SECTION 16.6 TENANT CERTIFICATES.

                Recognizing that Landlord may find it necessary to establish to third parties, such as accountants, banks, mortgagees or the like, the then current status of performance hereunder, Tenant, on the written request of the Landlord made from time to time, will promptly furnish a


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

written affidavit on the status of this Lease, consisting of statements, if true, (i) that this Lease is in full force and effect, (ii) the date through which rentals have been paid, (iii) the Commencement Date and date of expiration of the Lease, (iv) the nature of any amendments or modifications to this Lease,
(v) that no default, or state of facts, which with the passage of time or notice would constitute a default, exists on the part of either party hereto, (vi) the dates on which Percentage Rent payments are due under the terms of this Lease (see Article III), and (vii) such other matters as may reasonably be requested.

                Without limiting the foregoing, Tenant specifically agrees, upon the Commencement Date or upon receipt of a written request from Landlord after the Commencement Date, to execute a short form written declaration, stating the Commencement Date and expiration date of the Lease, and acknowledging satisfaction of the construction requirements and other matters reasonably requested by Landlord, save and except for such matters as Tenant may wish to set forth specifically in said statement. Such declaration shall not be recorded without written approval of both parties and only at the sole cost of the party requesting recordation.

        SECTION 16.7 CURING LANDLORD DEFAULTS.

                After receiving written notice from the holder of a deed of trust that such deed of trust which includes as a part of its mortgaged premises the Demised Premises, Tenant shall, so long as such deed of trust is outstanding, give to such holder the same notice and opportunity to correct any default on the part of the Landlord as is required to be given to Landlord in
Section 17.4 hereafter, and shall be given in the manner specified in notice from such holder to Tenant, but such notice may be given by Tenant to Landlord and such holder concurrently.

                Tenant shall not be liable for failure to give such notice to such holder, but if Tenant fails to notify such holder of a default hereunder, the time within which such holder shall leave the right to cure such default shall not commence to run until such holder shall have been notified of such default on the part of Landlord by Tenant.



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

        SECTION 16.8 OBLIGATIONS OF A MORTGAGEE.

                With reference to any assignment of this Lease, and/or the rents payable hereunder, whether as security or absolute, in connection with financing on all or part of the Shopping Center which includes the Demised Premises, Tenant agrees that the holder of any mortgage, deed of trust, or instrument (any of the foregoing being called herein a "Mortgage") so assigning the Landlord's interest in the Lease and/or the rents therefrom in connection with such financing (a "Landlord's Mortgagee") shall never be treated as a mortgagee in possession, or be liable for any obligations of the Landlord, even if such Landlord's Mortgagee shall have commenced collecting rents hereunder, until such time as such Landlord's Mortgagee shall have obtained actual legal title to or actual physical possession of the Demised Premises. Further, no Landlord's Mortgagee or any other person or entity acquiring title to the Demised Premises through foreclosure or transfer by or in lieu of enforcement of the liens of a Mortgagee shall ever be responsible or liable to Tenant for (i) damages or offset for any default by any predecessor Landlord; (ii) any credit against Tenant's obligations under this Lease for rents prepaid to any predecessor landlord more than one month in advance; (iii) any termination or assignment of this Lease except strictly in accordance with the terms of this Lease, or other change to this Lease made without the prior written consent or written joinder of the Landlord's Mortgagee; or (iv) any unperformed construction obligation or other default by any predecessor Landlord, except to cure curable, non-monetary defaults of a continuing nature within a reasonable time following acquiring title to the Demised Premises.

        SECTION 16.9 DISCHARGE OF MECHANIC'S AND MATERIALMAN'S LIENS.

                Tenant agrees within thirty (30) days after notice of filing to discharge of record by (i) payment, (ii) filing of the necessary bond, (iii) order of a court of competent jurisdiction, or (V) other means acceptable to Landlord, any mechanic's, materialman's or other lien against the Demised Premises and/or Landlord's or Tenant's interest therein (or any portion of the Shopping Center when such lien arises out of work performed or claimed to have been performed in or on the Demised Premises), which liens may arise out of any payment due for, or purported to be due for, any labor, services, materials, supplies or equipment alleged to have been furnished to or for the Tenant in, upon or about the Demised Premises. In the event Tenant contests any such mechanic's or materialman's liens, Tenant shall, at Landlord's request, (i) deposit with Landlord an amount equal to the claims made by such lien, together with interest thereon as it may from



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time to time become due, as security for the payment and discharge thereof prior to execution or (ii) deliver to Landlord a bond of a recognized surety authorized to write surety bonds in Texas assuring the payment and removal of such lien, together with any interest or penalty thereon, and naming Landlord as a co-obligee. Any judgment or other process issued in such a contest shall be paid and discharged before execution thereof. If Tenant fails to keep this covenant, in addition to all other remedies available to Landlord under this Lease, Landlord may, at its option, purchase a surety bond at twice the amount, of the lien, securing such lien, and Tenant agrees to pay to Landlord, as Additional Rent, one and one-half times the cost thereof, to compensate Landlord for its expenses, attorney's fees and damages.

        SECTION 16.10 RECORDING PROHIBITED.

                Tenant agrees not to record this Lease or any other document which sets forth the rental or other charges payable by Tenant under this Lease.

        SECTION 16.11 FORCE MAJEURE.

                In the event that either party hereto shall be delayed or hindered in or prevented from doing or performing any act or thing required hereunder (other than, with respect to Tenant the payment of Minimum Rent, Percentage Rent, Additional Rent or any other charge set forth herein) by reason of strikes, lock-outs, breakdown, accident, casualties, acts of God, labor troubles, inability to procure materials, failure of supply, inability by the exercise of reasonable diligence to obtain supplies, parts or employees, necessary services, failure of power, governmental laws, orders or regulations, riots, insurrection, war or other causes beyond the reasonable control of either party, or for any cause due to any act or neglect of the other party or its servants, agents, employees, licensees, or any person claiming by, through or under the other party (referred to in this Lease as "force majeure"), then Landlord or Tenant, as the case may be, shall not be liable or responsible for any such delays and the doing or performing of such act or thing shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The inability to pay money shall in no event constitute force majeure. For purposes of this Section 16.1 1, force majeure, with respect to Tenant, shall not be deemed to cover any failure by Tenant to open for



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business by the date set forth in Section 2.2 if such failure is a result of
Tenant's failure to order equipment, fixtures, supplies or merchandise sufficiently far in advance so as to be able to open for business in the Demised Premises as required by Section 2.2.

        SECTION 16.12 HOLDING OVER.

                In the event Tenant remains in possession of the Demised Premises after the expiration of the tenancy created hereunder, and without the execution of a new lease, Tenant shall be deemed to be occupying the Demised Premises as a tenant from month-to-month, at [***] times the Minimum Rent (with Percentage Rent being calculated during such hold-over period as if only Minimum Rent were payable), and subject to all the other conditions, provisions and obligations of this Lease in so far as the same are applicable to a month-to-month tenancy. In no event shall any such holding over and payment of rent be constituted as otherwise extending the term of this Lease.

        SECTION 16.13 INTEREST ON AMOUNT PAST DUE.

                If Tenant shall fail to promptly make any payment of the rentals reserved hereunder, or of Percentage Rent, or of Additional Rent, or to pay any other sum which Tenant has agreed to pay to Landlord in accordance with the terms of this Lease when such sums shall be due and payable, Tenant shall pay, in addition to such sums, interest on any amount so unpaid more than ten (10) days from the due date at the prime rate charged from time to time by Chase Manhattan Bank NA, New York, New York, plus [***] per annum plus an administrative fee of [***]; provided, however, the maximum amount payable hereunder shall not exceed the maximum lawful rate. Tenant shall pay to Landlord the sum of [***] for each check paid by Tenant to Landlord and returned unpaid due to insufficient funds, or for any other reason. Further, in the event checks tendered to Landlord by Tenant for any payments due hereunder are returned unpaid due to insufficient funds two (2) times in any consecutive twelve (12) month period, Landlord shall have the right to demand all future payments be made by certified check or money order.


*** Confidential treatment requested.


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        SECTION 16.14 No TERMINATION.

                Except as specifically set forth in this Lease, Tenant shall have no right to surrender or terminate this Lease and Tenant shall not be relieved of its liability and obligation to pay Minimum Rent, Percentage Rent, Additional Rent and all other charges payable under this Lease or any of its obligations under this Lease, and Tenant waives any rights now or hereafter conferred upon it by statute or otherwise to terminate or surrender this Lease or the Demised Premises or any part thereof, or to any offset, retention, suspension, diminution, abatement or reduction of rent or other charges payable under this Lease.

        SECTION 16.15 RATINGS OF INSURANCE COMPANIES.

                All policies of insurance provided in this Lease to be maintained by Tenant shall be written by insurance companies qualified to do business in the State of Texas acceptable to Landlord, with general policyholders rating not less than A and a financial rating of VIII (or better) as rated in the most current available "Best's Insurance Reports".

        SECTION 16.16 TENANT RECORDS.

                For the purpose of ascertaining the amount payable as Percentage Rent, Tenant agrees to prepare and keep available, for a period of not less than thirty-six (36) months following each of the dates upon which Tenant delivers to Landlord each of the written statements required in Section 3.8 of this Lease, adequate records for the period reported upon by such statement which shall show inventories and receipts of merchandise at the Demised premises, and daily receipts from all sales and other transactions on or from the Demised Premises by Tenant and any other persons conducting any business upon or from the Demised Premises. Tenant shall record at the time of sale, in the presence of the customer, all receipts from sales or other transactions whether for cash or credit in a cash register or in cash registers or electronic or computer systems having a cumulative total. Tenant further agrees to keep available for at least three (3) years following the end of each Lease Year the gross income, sales and occupation tax returns with respect to said Lease Year and all pertinent original sales records. Pertinent original sales records shall includes: (a) cash register tapes, if available, including tapes from temporary registers; (b) serially numbered sales slips; (c) the originals of all



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mail orders at and to the Demised Premises; (d) the original records of all telephone orders at and to the Demised Premises; (e) settlement report sheets of transactions with subtenants, concessionaires and licensees; (f) the original records showing that merchandise returned by customers was purchased at the Demised Premises by. such customers; (g) memorandum receipts or other records of merchandise taken out on approval; (h) such other sales records, if any, which would normally be examined by an independent auditor pursuant to accepted auditing standards in performing an audit of Tenant's sales; and (i) the records specified in (a) to (h) above of subtenants, assignees, concessionaires, or licensees.

        SECTION 16.17 LANDLORD NOT LIABLE FOR INTEREST.

                Tenant agrees that Landlord shall not be liable or accountable to Tenant for interest on any sum of money deposited by Tenant under the terms of this Lease, including, without limitation, amounts paid to Landlord by Tenant pursuant to Sections 3.3, 8.5 and 11.6 of this Lease.

        SECTION 16.18 REIMBURSEMENT FOR LEGAL EXPENSES.

                If Tenant shall request anything of Landlord which shall require preparation of, or review of, documents by Landlord's counsel, and if Landlord accedes to such request, Tenant shall reimburse Landlord on demand any reasonable legal and administrative fees and expenses incurred by Landlord incident thereto, not to exceed [***] per request.

             ARTICLE XVII -- LANDLORD'S COVENANT OF QUIET ENJOYMENT
                          AND LIMITATIONS OF LIABILITY

        SECTION 17.1 PEACEFUL ENJOYMENT.

                Tenant, on payment of the rent and observing, keeping and performing all of the terms and provisions of this Lease on its part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Demised Premises during the term hereof without ejection by any persons lawfully claiming under Landlord; but it is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease


*** Confidential treatment requested.


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shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownership of the Landlord's interest hereunder.

        SECTION 17.2 No PERSONAL LIABILITY OF LANDLORD.

                Tenant specifically agrees to look solely to Landlord's interest in the Mall Building for the recovery of any judgment against Landlord and that in no event shall Landlord, or any partner of Landlord, ever be personally liable for any such judgment.

        SECTION 17.3 LANDLORD AND TENANT NOT LIABLE FOR SPECIAL DAMAGES.

                In no event shall Landlord or the interest of Landlord in the Mall Building ever be liable to Tenant, or subject to execution by Tenant, for any indirect, special or consequential damages, whether under the provisions of this Article XVII or otherwise under this Lease. Furthermore, in no event shall Tenant ever be liable to Landlord for any indirect, special or consequential damages.

        SECTION 17.4 INDEPENDENT OBLIGATIONS/CURING LANDLORD DEFAULTS.

                The obligation of Tenant to pay all rent and other sums hereunder provided to be paid by Tenant and the obligation of Tenant to perform Tenant's other covenants and duties hereunder constitute independent, unconditional obligations to be performed at all times provided for hereunder, except to the extent an abatement thereof or reduction therein is expressly provided for in this Lease. Tenant waives all rights which Tenant might have to claim any nature of lien against or withhold, deduct from or offset against any rent or other sums provided to be paid Landlord by Tenant, as well as any right to assert, either as a claim or as a defense, that Landlord is bound to perform or is liable for the non-performance of any implied covenant or implied duty of Landlord not expressly herein set forth. To the maximum extent it may lawfully do so, Tenant waives its rights, if any, under the Texas Deceptive Trade Practices Act with respect to this Lease and its rights thereunder. Landlord shall in no event be in default in the performance of any of its obligations hereunder unless and until Landlord shall have failed to commence performance of such obligations within thirty (30) days. and if performance of such obligation is not reasonably capable of being performed within such thirty (30) day period, then



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Landlord is obligated to commence performance of such obligations within said thirty (30) day period and diligently prosecute the performance of such obligations to completion, as soon as reasonably possible thereafter.

                      ARTICLE XVIII -- LANDLORD'S REMEDIES

        SECTION 18.1 EVENTS OF DEFAULT.

                The following shall constitute events of default under the terms of this Lease:

        (i) if Tenant shall neglect or fail to perform or observe any of the covenants, terms, provisions or conditions contained in this Lease on its part to be performed or observed within twenty (20) days after written notice thereof from Landlord, subject to force majeure as defined in Section 16.11, provided, however, failure to cure such non-monetary default shall not constitute an event of default hereunder if such default is, by its nature, incapable of being cured within such twenty (20) days, and Tenant promptly commences and diligently pursues to completion the curing of such default, except for (A) payment of Minimum Rent, Percentage Rent, Additional Rent or any other monetary charges due hereunder, or any other monetary obligations at any time owing from Tenant to Landlord, for which subparagraph (ii) below shall apply, or (B) the circumstances described in subsections (iii) through (x) of this Section 18.1, in which event such subsections shall apply), or

        (ii) if Tenant shall neglect or fail to pay Minimum Rent, Percentage Rent or any other monetary obligations at any time owing from Tenant to Landlord within ten (10) days after written notice thereof from Landlord, or

        (iii) if Tenant fails to operate its business from the Demised Premises for (A) ten (10) consecutive days, or (B) fifteen (15) days (whether or not consecutive) during any twelve (12) month period (unless due to a fire or casualty to the Demised Premises, in which event the provisions of Article XIV of the Lease shall apply) or if Tenant abandons the Demised Premises, or

        (iv) if the 1easehold estate created by this Lease shall be taken on execution or by other process of law, or

        (v) if Tenant shall be judicially declared bankrupt or insolvent according to law, or

        (vi) if any assignment shall be made of the property of Tenant for the benefit of creditors, or

        (vii) if a receiver, guardian, conservator, trustee in involuntary bankruptcy or other similar officer shall be appointed to take charge of all or any substantial part of Tenant's property by a court of competent jurisdiction, or

        (viii) if a petition shall be filed for the reorganization of Tenant under any, provisions of the Federal Bankruptcy Code now or hereafter enacted and such petition is not dismissed within ninety (90) days after the date of filing, or

        (ix) if Tenant shall file a petition for such reorganization, or for arrangements under any provisions of the Federal Bankruptcy Code now or hereafter enacted and providing a plan for a debtor to settle, satisfy or extend the time for the payment of debts.

                Nothing contained in this Section 18.1 shall be deemed to waive, limit, reduce or otherwise alter the rights afforded to Landlord pursuant to Subtitle C of the Bankruptcy Amendments and Federal Judgeship Act of 1984. Notwithstanding Section 5.4, if this Lease is assigned pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., the person or entity to whom it is assigned shall be deemed without further act or deed to have assumed all of the obligations arising hereunder on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption. If this Lease is so assigned, any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain Landlord's exclusive property and shall not constitute property of Tenant or of Tenant's estate within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord. Any attempted or purported assignment, subletting or conveyance not in conformance herewith shall be void and of no force or effect.

                Notwithstanding anything to the contrary contained in (ii) above or in any other provision of this Lease, if the same or similar Event of Default of this Lease identified in (ii) above occurs twice during any twelve (12) month period, Landlord shall not thereafter in the twelve (12) month period subsequent to the second (2nd) such breach be obligated to give Tenant written notice thereof and a period of time in which to correct any such Event of Default, it being understood under such circumstances that the occurrence of such further breach shall constitute, without the necessity of any notice or grace period, an Event of Default hereunder.

        SECTION 18.2 LANDLORD REMEDIES.

                Upon the occurrence of any event of default, Landlord lawfully may, immediately, or at any time thereafter, upon written notice, (i) terminate this Lease or (ii) enter into and upon said Demised Premises or any part thereof Without terminating this Lease, and expel the Tenant and those claiming through or under it and remove its or their effects (forcibly, if necessary) without being deemed guilty of any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant.

                Tenant covenants and agrees, notwithstanding any entry or re-entry by Landlord, whether by summary proceedings, termination or otherwise, to pay and be liable for on the days originally fixed herein for the payment thereof, amounts equal, to the several installments of rent and other charges reserved as they would, under the terms of this Lease, become due if this Lease had not been terminated or if Landlord had not entered or re-entered, as aforesaid, and whether the Demised Premises be relet or remain vacant in whole or in part or for a period less than the remainder of the term, or for the whole thereof. If Landlord attempts to relet the Demised Premises, the nature and suitability of the proposed tenant and the terms of any new lease shall be in the sole and absolute discretion of Landlord. Notwithstanding anything to the contrary contained in the preceding sentence, Landlord agrees to use reasonable efforts to relet the Demised Premises, however, Landlord shall not be obligated to give preference to the Demised Premises over other space in the Shopping Center. In the event the Demised Premises be relet by Landlord, Tenant shall be entitled to a credit in the net amount of rent received by Landlord ill reletting the Demised Premises after deduction of all reasonable costs incurred by Landlord (i) in reletting the Demised Premises (including, without limitation, remodeling costs, brokerage fees, attorneys' fees and the like) and
(ii) in collecting the rent in connection therewith.

                As an alternative, at the election of Landlord, Tenant will upon termination or upon entry or re-entry by Landlord without termination of this Lease, pay to Landlord, as damages, such a sum as at the time of such termination or re-entry by Landlord represents that amount of the [***]. In connection with Landlord's rights on default as set forth in this Section 18.2, Tenant grants to Landlord the right to undertake any and all credit checks on Tenant deemed necessary by Landlord in collection with the collection by Landlord of damages due Landlord as a result of a default by Tenant.


*** Confidential treatment requested.

        SECTION 18.3 PERCENTAGE RENT AFTER ENTRY BY LANDLORD.

                For the purposes of this Article XVIII, it shall be deemed that the Percentage Rent for any period after any event of default and entry by Landlord would have been at a monthly rate equal to the average monthly Percentage Rent which Tenant was obligated to pay to Landlord under this Lease from the commencement hereof to the date of such default.

        SECTION 18.4 LEASE GUARANTY.

                If this Lease shall be guaranteed on behalf of the Tenant, if there is a default by the Guarantor under the Guaranty, such default shall constitute an event of default by Tenant under this Lease without further notice to Tenant.

        SECTION 18.5 NO WAIVER.

                Failure on the part of Landlord to complain of any action or non-action on the part of Tenant, no matter how long the same may continue, shall never be deemed to be a waiver by Landlord of any of its rights hereunder. Further, it is covenanted and agreed that no waiver at any time of any of the provisions hereof by Landlord shall be construed as a waiver of any of the other provisions hereof and that waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval by Landlord to or of any action by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant.

        SECTION 18.6 SECURITY INTEREST.

                Intentionally deleted.

                              ARTICLE XIX -- NOTICE

        SECTION 19.1 ADDRESS AND MANNER OF GIVING NOTICE.

                Any notice, communication, request, reply or advice (herein severally and collectively, for convenience, called "notice") in this Lease provided or permitted to be given, made or accepted by either party to the other must be in writing, and may, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United States mail, postpaid and certified and addressed to the party to be notified, with return receipt requested, by telecopy, telegram with written confirmation of delivery, or by delivering the same in person to such party. Notice deposited in the mail in the manner hereinabove described shall be effective, unless otherwise stated in this Lease, on the earlier of (i) actual delivery or (ii) the third (3rd) day (exclusive of Saturdays, Sundays, and postal holidays) after it is so deposited. Notice given in any manner other than by deposit in the mail provided for herein shall be effective only if and when received by the party to be notified. Rejection or other refusal to accept, or the inability to deliver because of changed address of which no notice was given pursuant to this Section 19.1 shall be deemed to be receipt of the notice sent. For purposes of notice, the addresses of the parties shall, until changed as herein provided, be as set forth on the cover page of this Lease. In addition Landlord shall use its good faith efforts to send copies of default notices to Gray Cary Ware & Freidenrich LLP, 400 Hamilton Avenue, Palo Alto, California 94301; Attn: Daniel K. Seubert; provided, however, failure to send such notice shall not render Landlord's notice ineffective. However, the parties hereto and their respective heirs, successors, legal representatives and assigns shall have the right from time to time and at any time to change their respective addresses and each shall have the right to specify as its address any other address within the continental United States, by at least fifteen (15) days' written notice to the other party; provided, however, except as set forth in Section 16.7 hereof, if at any one time more than one person or party owns an interest in the Demised Premises, nevertheless such persons or parties may not designate more than one place and address to receive notice, pursuant to the terms hereof

             ARTICLE XX -- MISCELLANEOUS PROVISIONS REGARDING LEASE

        SECTION 20.1 GOVERNING LAW.

                This Lease shall be governed by the laws of the State of Texas.

        SECTION 20.2 REPRESENTATION BY CORPORATE TENANT.

                In the event Tenant hereunder shall be a corporation, the parties executing this Lease on behalf of Tenant hereby covenant and warrant that Tenant is a duly qualified corporation authorized to do business in the State of Texas, and Tenant covenants and warrants that all franchise and corporate taxes have been paid to date and that all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed when due.

        SECTION 20.3 No ACCORD AND SATISFACTION.

                No payment by Tenant, or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord, shall be treated otherwise than as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

        SECTION 20.4 HEADINGS AND INDEX.

                The paragraph headings and the index to this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

        SECTION 20.5 PARTIAL INVALIDITY.

                If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

        SECTION 20.6 SUCCESSORS AND ASSIGNS.

                Except as herein otherwise expressly provided, the terms hereof shall be binding upon and shall inure to the benefit of the heirs, executor, administrators, successors and assigns, respectively, of the Landlord and the Tenant. Each term and EACH provision of this Lease to be performed by the Tenant shall be construed to be both a covenant and a condition. The above reference to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant, but has reference only to permitted assignments in accordance with Section 5.4 hereof.

        SECTION 20.7 WHEN LEASE BECOMES BINDING.

                The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Demised Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. All negotiations, considerations, representations, inducements, oral agreements and understandings between Landlord and Tenant are merged and incorporated herein and this Lease may be amended, modified or altered only by written agreement signed by both Landlord and Tenant. This Lease constitutes the only agreement between the parties hereto, and there are no other representations or warranties between the parties. No employee or agent of Landlord shall have the right or authority to amend, modify or alter any of the provisions of this Lease.

        SECTION 20.8 OTHER LEASES AND TENANTS.

                Landlord reserves the absolute right to effect such other tenancies in the Shopping Center or the Complex as Landlord, in the exercise of its sole business judgment, shall determine to best promote the interest of the Shopping Center or the Complex. Notwithstanding anything in this Lease to the contrary, Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or number of tenants shall during the term of this Lease occupy any space or any particular space in the Shopping Center or any other premises within the Shopping Center Site or the Complex; nor does Landlord represent or warrant that any particular space will be used for any particular purpose during the term of this Lease.

                In the event Landlord in the exercise of its sole discretion shall effect other tenancies in the Shopping Center or the Complex, Tenant shall not be deemed to be a beneficiary of any agreement between Landlord and such other tenants. Tenant shall have no right whatsoever, either express or implied, under any such agreements between Landlord and such other tenants or under any of the terms or provisions of such agreements; and Tenant shall have no right to enforce any such agreements, terms or provisions on behalf of itself or any other party including Landlord.

        SECTION 20.9 ATTORNEYS' FEES.

                If, on account of a default or breach by Landlord or Tenant in Landlord's or Tenant's obligation under the terms of this Lease after notice and opportunity to cure as required under Sections 17.4 and 18.1 hereof, it shall be necessary for Landlord or Tenant to employ an attorney to enforce or defend any of Landlord's or Tenant's rights or remedies hereunder, then, in such event, any reasonable amounts incurred by Landlord or Tenant as attorneys' fees shall be paid by the party in default.

        SECTION 20.10 THIRD PARTY CONTRACTS.

                In the event Landlord shall enter into any contract with third parties in any way connected to the Complex, including specifically without limiting the generality of the foregoing, the provision of security services, Tenant shall not be deemed to be a beneficiary of any such contract. Tenant shall have no right whatsoever, either express or implied, under any such contract or under any of the terms or provisions of such contract; and Tenant shall have no right to enforce any such contract, term or provision on behalf of itself or any other party including Landlord.

        SECTION 20.11 NO BROKER.

                Tenant and Landlord warrant and represent that no broker was involved on its behalf in negotiating or consummating this Lease, and Tenant and Landlord agree to indemnify and hold harmless the other from and against any and all claims for brokerage commissions arising out of the breach of this representation.

        SECTION 20.12 SECURITY DEPOSIT.

                Intentionally deleted.

        SECTION 20.13 TIME OF THE ESSENCE.

                Time is of the essence in the performance of each party's obligations under this Lease and all performance due dates, time schedules, and conditions precedent to exercising a right shall be strictly adhered to without delay except where otherwise expressly provided.

            ARTICLE XXI -- LEASE SUPERIOR OR SUBORDINATE TO MORTGAGES

        SECTION 21.1 LEASE SUPERIOR OR SUBORDINATE.

                Tenant agrees with Landlord and with any holder of any first mortgage and/or beneficiary of any first mortgage and/or deed of trust now or hereafter having a lien on the Shopping Center or any portion thereof including the Demised Premises ("Landlord's Mortgagee") that any such Landlord's Mortgagee shall have the right at any time to elect, by a notice in writing given to Tenant, to make this Lease superior to such mortgage and/or deed of trust and, upon the giving of such notice to Tenant, this Lease shall be deemed prior and superior to such mortgage and/or deed of trust in respect of which said notice was given; or any such Landlord's Mortgagee may, by like notice, make this Lease subordinate to such mortgage and/or deed of trust. In the event of either such election, and upon notification by Landlord's Mortgagee to Tenant to that effect, the rights and interests of Tenant under this Lease shall be deemed to be subordinate to, or to have priority over, as the case may be, the lien of said first mortgage or first deed of trust, whether this Lease is dated prior to or subsequent to the date of said mortgage or deed of trust subject to the provisions of Section 17.1, provided that Tenant's use and quiet enjoyment of the Demised Premises are not disturbed thereby and this Lease continues in full force and effect for so long as Tenant is not in default hereunder. Tenant shall execute and deliver whatever instruments may be required for such purposes, if any, and in the event Tenant fails so to do within ten (10) days after demand in writing, Tenant does hereby make, constitute and irrevocably appoint Landlord as its attorney in fact and in its name, place and stead so to do.

        SECTION 21.2 ATTORNMENT BY TENANT.

                In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale, under any mortgage or deed of trust made by Landlord covering the

Demised Premises or in the event of conveyance in lieu of foreclosure, or in the event of termination of any ground lease of premises of which the Demised Premises forms a part; further, provided Tenant is not in default hereunder beyond any applicable notice and cure period, Tenant's quiet possession as set forth in Section 17.1 shall not be disturbed, Tenant shall attorn to the purchaser (including Landlord's Mortgagee) upon any such foreclosure, sale or conveyance in lieu of foreclosure or to any fee owner in the event of termination of such ground lease and recognize such purchaser or fee owner as Tenant's landlord under this Lease.

                        ARTICLE XXII -- ADDITIONAL TERMS

        SECTION 22.1 "GALLERIA" SERVICEMARK.

                The Tenant shall not use the term "Galleria" as a part of any trade name, corporate name, or other business name, as a part of any trademark or serviceman, or for any other purpose. However, the Tenant may indicate in a truthful descriptive statement, during the term of this Lease, the fact that the Tenant's shop is located in the Galleria. The Tenant shall not use, register, or apply for the registration of any name or mark which incorporates the term "Galleria" or any other word having a similar sound or appearance. If the Tenant, in violation of this Section, uses the term "Galleria" in any way other than in a truthful descriptive statement regarding the location of Tenant's shop in the Galleria, any such use of the term "Galleria" shall inure to the benefit of the Landlord.

                The Tenant recognizes the value of the "Galleria" mark to the Landlord, and the Tenant acknowledges that the "Galleria" mark and its associated goodwill belong exclusively to the Landlord. The Tenant acknowledges the validity of the "Galleria" mark. The Tenant shall not at any time represent or claim that the Tenant has any ownership interest in the "Galleria" mark, and the Tenant shall not do or cause to be done, or assist others in doing or causing to be done, any act or thing contesting or in any way impairing the Landlord's rights to the "Galleria" mark.

        SECTION 22.2 CONSTRUCTION ALLOWANCE.

                Provided Tenant is not in default under the terms of this lease, Landlord shall provide Tenant with a Construction Allowance equal to [***] to construct Tenant's Work (as described in Exhibit C attached hereto) in the Demised Premises, but such Construction Allowance paid by Landlord to Tenant shall in no event exceed [***] per square foot of floor area within the Demised Premises. The Construction Allowance shall be paid as follows:

        (a) Fifty percent (50%) within thirty (30) days after Tenant has opened for business within the Demised Premises and;

                (i) Tenant furnishes a certificate signed by an officer certifying that all of Tenant's Work has been completed in accordance with the plans approved by Landlord for Tenant's Work and has been paid for in full;

                (ii) Tenant's submission of evidence that any and all liens therefor that have been or may be filed have been satisfied of record or waived; and

                (iii) Tenant provides evidence reasonably satisfactory to Landlord that the actual cost to construct Tenant's Work in the Demised Premises exceeded [***] per square foot of floor area within the Demised Premises. Landlord agrees that a certified statement from Tenant's general contractor that the cost of Tenant's Work exceeded [***] per square foot of floor area within the Demised Premises shall be deemed to satisfy the requirements of this subc1ause (iii).

        (b) Twenty-five percent (25%) within nine (9) months after Tenant has opened for business within the Demised Premises and;

        (c) Twenty-five percent (25%) within eighteen (18) months after Tenant has opened for business within the Demised Premises.

        SECTION 22.3. REPAYMENT OF CONSTRUCTION ALLOWANCE.

                Reference is herein made to Section 22.2 hereinabove. Tenant and Landlord hereby agree that should Tenant default in its obligations under this Lease subsequent to the Commencement Date but prior to the expiration date hereof, and should the Lease, or Tenant's right of possession thereunder, be terminated as a result of such uncured default in accordance with the terms of this Lease, then Tenant shall repay to Landlord, in addition to all other rights and remedies of Landlord, within thirty (30) days after any such termination the unamortized portion (the "Construction Allowance Balance") of the Construction Allowance, amortized on a straight-line basis over the term of the Lease.


*** Confidential treatment requested.

     SECTION 22.4 SATELLITE DISH.

     Tenant shall have the right to enter into a license agreement with Landlord for the installation of a satellite dish substantially in the same form as is attached hereto as Exhibit "S".

     This Lease is hereby executed and delivered in multiple original counterparts, each of which shall have the force and effect of an original, effective as of the date and year first above written on the first page of this Lease.

"LANDLORD"                            DALLAS GALLERIA LIMITED,
                                      A Texas Limited Partnership

                                      By: HDG, Limited
                                          A Texas Limited Partnership
                                          General Partner

                                      By: Hines Consolidated Investments, Inc.
                                          A Delaware Corporation
                                          General Partner

                                      By:   [ILLEGIBLE]
                                          --------------------------------
                                            [ILLEGIBLE]
                                          --------------------------------
                                                            Vice President

"TENANT"                              LBE TECHNOLOGIES, INC.
                                      D/B/A NASCAR SILICON MOTOR SPEEDWAY

                                      By:   JANET L. WOODS
                                          --------------------------------
                                            Janet L. Woods
                                          --------------------------------
                                          (Name Printed)           (Title)

                                                                       EXHIBIT A



                DALLAS GALLERIA "NASCAR SILICON MOTOR SPEEDWAY"

                                  EXHIBIT A-1




                                    GALLERIA

                                   EXHIBIT A-2

                                 DALLAS GALLERIA

                              SHOPPING CENTER SITE

BEING a tract of land situated in the Joe Badgley Survey, Abstract No. 76, the Mary Brown Survey, Abstract No. 159, and the Elisha Fike Survey, Abstract No. 478, City Block Nos. 7001 and 7002, City of Dallas, Dallas County, Texas and being more particularly described by metes and bounds as follows:

COMMENCING at a cross-cut in concrete paving at the intersection of the South line of Alpha Road (a 64' R.O.W.) and the West line of Noel Road (a 55' R.O.W.); thence North 89 deg. 55 min. 37 sec. West a distance of 272.33 feet along said South line of Alpha Road to the POINT OF BEGINNING;

THENCE South 00 deg. 00 min. 16 sec. West a distance of 2138.50 feet to a point for corner; said point being in the North line of L.B.J. Freeway (I.H. 635);

THENCE the following bearings and distances along the said North line of L.B.J. Freeway (I.H. 635); North 53 deg. 26 min. 12 sec. West a distance of 332.26 feet to a monument for an angle point; thence North 66 deg. 02 min. 45 sec. West a distance of 205.07 feet to a monument for a corner on the Northeast line of Dallas Power & Light Co., a 100 foot R.O.W.;

THENCE North 17 deg. 03 min. 45 sec. West a distance of 570.77 feet along the said Northeast line of Dallas Power & Light Co. R.O.W. to an iron rod for a corner on the East line of Dallas Parkway (a 100' R.O.W.);

THENCE North 06 deg. 16 min. 12 sec. East a distance of 42.30 feet along the said East line of Dallas Parkway to a point for corner;

THENCE South 89 deg. 59 min. 44 sec. East a distance of 200.03 feet to a point for comer;

THENCE North 00 deg. 00 min. 16 sec. East a distance of 20.83 feet to a point for corner;

THENCE North 44 deg. 59 min. 44 sec. East a distance of 111.96 feet to a point for corner;

THENCE South 89 deg. 59 min. 44 sec. East a distance of 51.00 feet to a point for corner;

THENCE North 00 deg. 00 min. 16 sec. East a distance of 282.67 feet to a point for corner;

THENCE North 89 deg. 59 min. 44 sec. West a distance of 51.00 feet to a point for corner;

THENCE North 44 deg. 59 min. 44 sec. West a distance of 111.96 feet to a point for corner;

THENCE North 00 deg. 00 min. 16 sec. East a distance of 20.83 feet to a point for corner;

THENCE North 89 deg. 59 min. 44 sec. West a distance of 260.39 feet to a point for corner; said point being in the East line of Dallas Parkway;

THENCE North 17 deg. 01 min. 20 sec. West a distance of 519.01 feet along the said East line of Dallas Parkway to an iron rod for the beginning of a curve to the right having a central angle of 14 deg. 56 min. 17 sec. and a radius of 1095.92 feet;



                                     A-2 (1)

THENCE along said curve to the right and along said East line of Dallas Parkway a distance of 285.73 feet to a cross cut in concrete paving on the said South line of Alpha Road;

THENCE South 89 deg. 55 min. 37 sec. East a distance of 551.83 feet to a point for corner;

THENCE South 00 deg. 00 min. 16 sec. West a distance of 166.71 feet to a point for corner;

THENCE South 44 deg. 59 min. 44 sec. East a distance of 387.76 feet to a point for corner;

THENCE North 45 deg. 00 min. 16 sec. East a distance of 20.00 feet to a point for corner;

THENCE North 00 deg. 00 min. 16 sec. East a distance of 426.41 feet to a point for corner, said point being in the South line of Alpha Road;

THENCE South 89 deg. 55 min. 37 sec. East a distance of 40.00 feet along said South line of Alpha Road to the POINT OF BEGINNING and containing 24.563 acres of land.

                                      PLUS

A tract of land situated in the Joe Badgley Survey, Abstract No. 76, City Block No. 7002, City of Dallas, Dallas County, Texas and being part of the HGD Addition as recorded in Volume 81141, Page 2666 of the Deed Records of Dallas County, Texas and being more particularly described as follows:

COMMENCING at a cross cut in concrete paving at the intersection of the South line of Alpha Road (a 64' R.O.W.) and the West line of Noel Road (a 55' R.O.W.); thence South 00 deg. 02 min. 30 sec. East a distance of 765.75 feet to the POINT OF BEGINNING;

THENCE South 00 deg. 02 min. 30 sec. East a distance of 411.50 feet to a point for corner;

THENCE North 89 deg. 59 min. 44 sec. West a distance of 273.28 feet to a point for corner;

THENCE North 00 deg. 00 min. 16 sec. East a distance of 411.50 feet to a point for corner;

THENCE South 89 deg. 59 min. 44 sec. East a distance of 272.95 feet to the POINT OF BEGINNING and containing 112,385 square feet or 2.5800 acres of land.



                                     A-2 (2)

                                   EXHIBIT A-3

                                 DALLAS GALLERIA

                                  COMPLEX SITE

BEING a tract of land situated in the Joe Badgley Survey, Abstract No. 76, the Mary Brown Survey, Abstract No. 159, and the Elisha Fike Survey, Abstract No. 478, City Block Nos. 7001 and 7002, City of Dallas, Dallas County, Texas and being more particularly described by metes and bounds as follows:

COMMENCING at a cross cut in concrete paving at the intersection of the South line of Alpha Road (a 64' R.O.W.) and the West line of Noel Road (a 55' R.O.W.); thence North 89 deg. 55 min. 37 sec. West a distance of 272.33 feet along said South line of Alpha Road to the POINT OF BEGINNING;

THENCE south 00 deg. 00 min. 16 sec. West a distance of 1171.5 8 feet to a point for corner;

THENCE South 89 deg. 59 min. 44 sec. East a distance of 273.27 feet to a point for corner, said point being in the West line of Noel Road;

THENCE South 00 deg. 02 min. 30 sec. East a distance of 87.31 feet along the said West line of Noel Road to an iron pipe for angle point;

THENCE South 00 deg. 03 min. 41 sec. West a distance of 112.77 feet along the said West line of Noel Road to a point for corner;

THENCE North 89 deg. 59 min. 44 sec. West a distance of 145.90 feet to a point for corner;

THENCE South 00 deg. 00 min. 16 sec. West a distance of 483.33 feet to a point for corner;

THENCE North 89 deg. 59 min. 44 sec. West a distance of 127.33 feet to a point for corner;

THENCE South 00 deg. 00 min. 16 sec. West a distance of 283.50 feet to a point for corner; said point being in the North line of L.B.J. Freeway (I.H. 635);

THENCE the following bearings and distances along the said North line of L.B.J. Freeway (I.H. 635); North 53 deg. 26 min. 12 sec. West a distance of 332.26 feet to a monument for an angle point; thence North 66 deg. 02 min. 45 sec. West a distance of 205.07 feet to a monument for a corner on the Northeast line of Dallas Power & Light Co., a 100-foot R.O.W.;

THENCE North 17 deg. 03 min. 45 sec. West a distance of 570.77 feet along the said Northeast line of Dallas Power & Light Co. R.O.W. to an iron rod for a corner on the East line of Dallas Parkway (a 100' R.O.W.);

THENCE North 06 deg. 16 min. 12 sec. East a distance of 51.67 feet along the said East line of Dallas Parkway to an iron rod for corner;

THENCE North 89 deg. 49 min. 46 sec. West a distance of 3.66 feet along the said East line of Dallas Parkway to an iron rod for corner;

THENCE North 05 deg. 32 min. 1 1 sec. East a distance of 64.04 feet along the said East line of Dallas Parkway to an iron rod for the beginning of a curve to the left having a central angle of 22 deg. 36 min. 00 sec. and a radius of
766.20 feet;



                                     A-3 (1)

THENCE along said curve to the left and along said East line of Dallas Parkway a distance of 302.22 feet to the end of said curve, an iron rod for point;

THENCE North 17 deg. 0 1 min. 20 sec. West a distance of 646.25 feet along the said East line of Dallas Parkway to AN iron rod for the beginning of a curve to the right having a central angle of 14 deg. 56 min. 17 sec. and a radius of 1095.92 feet;

THENCE along said curve to the right and along said East line of Dallas Parkway a distance of 285.73 feet to a cross cut in concrete paving on the said South line of Alpha Road;

THENCE South 89 deg. 55 min. 37 sec. East a distance of 551.83 feet along the said South line of Alpha Road to a point for corner;

THENCE South 00 deg. 00 min. 16 sec. West a distance of 166.71 feet to a point for corner;

THENCE South 44 deg. 59 min. 44 sec. East a distance of 387.76 feet to a point for corner;

THENCE North 45 deg. 00 min. 16 sec. East a distance of 20.00 feet to a point for corner;

THENCE North 00 deg. 00 min. 16 sec. East a distance of 426.41 feet to a point for corner; said point being in the South line of Alpha Road;

THENCE South 89 deg. 55 min. 37 sec. East a distance of 40.00 feet along said South line of Alpha Road to the POINT OF BEGINNING and containing 30.554 acres of land.

                                      PLUS

A tract of land situated in the Joe Badgley Survey, Abstract No. 76, City Block No. 7002, City of Dallas, Dallas County, Texas and also being part of the HGD Addition as recorded in Volume 81141, Page 2666 of the Deed Records of Dallas County, Texas and being more particularly described as follows:

COMMENCING at a cross cut in pavement at the intersection of the South line of Alpha Road (a 64' R.O.W.) and the West line of Noel Road (a 55' R.O.W.), said cross cut also being the Northeast corner of said HGD Addition; thence South 00 deg. 02 min. 30 sec. East a distance of 571.50 feet along said West line of Noel Road to the POINT OF BEGINNING.

THENCE continuing along said West line of Noel Road South 00 deg. 02 min. 30 sec. East a distance of 194.25 feet to a point for corner;

THENCE North 89 deg. 59 min. 44 sec. West a distance of 272.95, feet to a point for corner;

THENCE North 00 deg. 00 min. 16 sec. East a distance of 644.50 feet to a point for corner;

THENCE South 89 deg. 59 min. 44 sec. East a distance of 127.42 feet to a point for corner;

THENCE South 00 deg. 00 min. 16 sec. West a distance of 450.25 feet to a point for corner;

THENCE South 89 deg. 59 min. 44 sec. East a distance of 145.37 feet to the POINT OF BEGINNING and containing 110,376 square feet or 2,5339 acres of land.



                                     A-3 (2)

                                      PLUS

A tract of land situated in the Joe Badgley Survey, Abstract No. 76, City Block No. 7001, City of Dallas, Dallas County, Texas and being part of the HGD Addition as recorded in Volume 81141, Page 2666 of the Deed Records of Dallas County, Texas and being More particularly described as follows:

BEGINNING at an "X" cut in concrete pavement at the Southeast corner of said HGD Addition, said point also being the intersection of the North right-of-way line of L.B.J. Freeway (I.H. 635) and the West right-of-way line of Noel Road (a variable width R.O.W.);

THENCE North 65 deg. 05 min. 00 sec. West a distance of 240.27 feet along the North line of L.B.J. Freeway (I.H. 635) to an iron rod for. corner;

THENCE continuing along said North line of LBJ Freeway North 53 deg. 26 min. 12 sec. West a distance of 67.74 feet to an iron rod for corner;

THENCE North 00 deg. 00 min. 16 sec. East a distance of 283.50 feet to and iron rod for corner; for corner;

THENCE South 89 deg. 59 min. 44 sec. East a distance of 127.33 feet to an iron rod for corner;

THENCE North 00 deg. 00 min. 16 sec. East a distance of 483.33 feet; to an iron rod for corner; THENCE South 89 deg. 59 min. 44 sec. East a distance of 145.90 feet to an "X" cut in concrete pavement, said point being in the West line of Noel Road;

THENCE along said West line of Noel Road South 00 deg. 03 min. 41 sec. West a distance of 908.40 feet to the POINT OF BEGINNING and containing 168,613 square feet or 3.871 0 acres of land.

                                      PLUS

A tract of land situated in the Joe Badgley Survey, Abstract No. 76, City Block No. 7002, City of Dallas, Dallas County, Texas and being part of the HGD Addition as recorded in Volume 81141, Page 2666 of the Deed Records of Dallas County, Texas and being more particularly described as follows:

COMMENCING at a cross cut in concrete paving at the intersection of the South line of Alpha Road (a 64' R.O.W.) and the West line of Noel Road (a 55' R.O.W.); thence South 00 deg. 02 min. 30 sec. East a distance of 765.75 feet to the POINT OF BEGINNING;

THENCE South 00 deg. 02 min. 30 sec. East a distance of 411.50 feet to a point for corner;

THENCE North 89 deg. 59 Min. 44 sec. West a distance of 273.28 feet to a point for corner;

THENCE North 00 deg. 00 min. 16 sec. East a distance of 411.50 feet to a point for corner;

THENCE South 89 deg. 59 min. 44 sec. East a distance of 272.95 feet to the POINT OF BEGINNING and containing 112,385 square feet or 2.5800 acres of land.



                                     A-3 (3)

                                   EXHIBIT A-4




                              [COMPLEX SITE PLAN]


                                    A-3 (4)

License, provided Licensee has paid to Licensor all of its obligations payable under this License and further provided that Licensee has given Licensor written notice of Licensee's forwarding address.

9.      COMPLIANCE WITH ALL APPLICABLE LAWS.

        Throughout the term, Licensee shall obtain and maintain, at its sole cost and expense, all approvals, permits or licenses required by any governmental authority which are necessary for Licensee's permitted use of the Premises and occupancy of the Premises; further, Licensee shall, at its sole cost and expense, at all times during the term hereof comply with all applicable laws, ordinances, rules, regulations and requirements of any governmental authority having jurisdiction over Licensee's business operations at, use and/or occupancy of the Premises.

10.     LICENSEE'S RELEASE, WAIVER AND INDEMNITY.

        Notwithstanding anything to the contrary contained in this License, at all times from and after the date that possession of the Premises is delivered to Licensee and continuing throughout the term, Licensee shall indemnify, defend, and hold harmless Licensor and its agents, employees, and partners and the partners' officers, directors, agents, and employees (the "Indemnified Parties") from and against and hereby releases and waives all suits, demands, liabilities, claims, causes of action, costs, losses, damages and expenses ("Claims") (i) arising from or caused in any way by any act, omission, or negligence of Licensee or its officers, agents, employees, servants, contractors, or licensees or (ii) arising out of any accident within, or damage to the property of any person (including, without limitation, Licensee and its officers, agents, employees, servants, contractors, or licensees) located within tile Premises, or injury to or death of any person in or upon the Premises, or Licensee's use of the Premises, whether caused in whole or in part by the acts, omissions, negligence or strict liability of an Indemnified Party, and (iii) arising out of any violation of any applicable law. THE RELEASE, WAIVER INDEMNITY SET FORTH IN CLAUSE (II) ABOVE SHALL APPLY REGARDLESS OF CAUSATION, INCLUDING, WITHOUT LIMITATION, THE ACTS, OMISSIONS OR NEGLIGENCE OF AN INDEMNIFIED PARTY, (WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, COMPARATIVE, CONTRIBUTORY, OR CONCURRENT), OR BASED ON ANY THEORY OF STRICT LIABILITY, INCLUDING, WITHOUT LIMITATION, PRODUCTS LIABILITY OR PREMISES LIABILITY,- (WHETHER FOUNDED IN WHOLE OR IN PART ON NEGLIGENCE OR STRICT LIABILITY) BUT EXCLUDING LICENSOR'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The foregoing indemnities shall include attorneys' fees, court costs, investigation costs, and all other costs and expenses incurred by an Indemnified Party from tile first notice that any Claim or demand has been made or may be made, and shall not be limited in any way by any limitation on the amount or type of damages, compensation, or benefits payable under applicable worker's compensation acts, disability benefit acts, or other employee benefit acts. The provisions of this paragraph shall survive the expiration or termination of this License with respect to any Claim occurring before such expiration or termination.

11.     INSURANCE.

        Licensee agrees to maintain in full force during the term of this License a policy or policies of comprehensive general liability insurance in the amount of at least [***] combined single limit for bodily injury (including death) and/or property damage in any one occurrence. All insurance policies required hereunder shall name Licensor as an additional insured, contain contractual liability endorsements covering the agreement of Licensee to indemnify the Indemnified Parties pursuant to the terms and provisions of this License, shall be primary to any insurance carried by Licensor or an Indemnified Party, and shall contain a waiver of subrogation provision covering the releases, waivers and indemnities of Licensee referred to in the following sentence. Licensee hereby further agrees that its insurance company shall have no right of subrogation against Licensor and/or the Indemnified Parties on account of any Claims for which Licensee has released or waived or indemnified the Indemnified Parties for under this License. Licensee shall furnish Licensor with a certificate of such insurance coverage prior to the commencement of this License.

        Licensee hereby agrees to use and occupy the Premises at Licensee's own risk and that the Indemnified Parties shall not be liable for and Licensee hereby releases and waives all Claims against the Indemnified Parties for any loss of or damage to Licensee's property (including inventory) caused in any manner whatsoever, including, without limitation, any loss or damage caused by the negligence of an Indemnified Party, whether or not such negligence is sole, joint, comparative, contributory or concurrent. Licensee shall insure its property (including inventory) against damage or loss by any cause, including theft.

12.     NO PERSONAL LIABILITY OF AN INDEMNIFIED PARTY.

        Licensee specifically agrees to look solely to an Indemnified Party's interest in the Shopping Center for the recovery of any judgment from an Indemnified Party, and that in no event shall an Indemnified Party ever be personally liable for any such judgment.

13.     NO INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES.

        In no event shall an Indemnified Party or the interest of an Indemnified Party ever be liable to Licensee or subject to execution by Licensee for any indirect, special or consequential damages under the provisions of this License or otherwise.


*** Confidential treatment requested.

                                    GALLERIA

                                  Dallas, Texas

                                    EXHIBIT B

                         DESCRIPTION OF LANDLORD'S WORK

The following work ("Landlord's Work") shall be, or has been, done for or by the Landlord except as otherwise specified:

A.      STRUCTURE

        1. Frame: A structural frame of concrete and/or masonry construction, or any combination of these, with a mall designed to carry a live load of 100 pounds per square foot in accordance with applicable building codes and a floor and roof designed to carry an air handling unit of 1500 lbs. per tenant (any loads exceeding 1500 lbs. must be reviewed by Landlord's structural engineer); provided, however, roof top units are not permitted.

        2.      Roof, Deck of structure above.

        3. Exterior Walls: Exterior walls shall be of non-combustible construction and of finish as designed by Landlord.

        4. Partitions Separating Leased Premises: The partition shall be centered upon the lease line between demised premises and shall be constructed of steel studs with one layer of 5/8" gypboard taped and floated on either side of the steel stud. The walls will extend from the floor to the underside of the deck above and will be constructed in a manner which will provide a 1 hour U.L. fire rating as per Dallas City Code (the "Code").

        5. Floors: Floors shall be of metal-trowel finished topping over structural pre-cast concrete or poured-in-place concrete.

B.      COMMON AREAS AND SERVICES

        1. Malls: The public areas of the Mall Building shall be lighted, surfaced, heated and cooled.

        2. Vertical Transportation: Landlord shall provide any vertical transportation necessary in Landlord's judgment by means of stairs, escalators, or elevators as are appropriate in Landlord's judgment.

        3. Service Corridors: Service corridors, as Landlord shall determine, shall be provided.

C.      UTILITIES

        1. Electrical Service: The Landlord shall provide electrical service (feeders) as follows:

                a. Wire and conduit from T. U. Electric Co. function box in meter room terminating into wireway mounted on the interior side of rear wall of



                                      B (1)

                        Demised Premises. Tenant's electrical installation begins at this point, as shown on Exhibit E.

                b.      Service Description: 460 volts/ 3 Phase/ 5 wire.

                C. Service Size and Capacity: Size and capacity of electrical service shall be provided in accordance with Tenant's requirements up to the maximum capacities listed below. Any additional service capacity required shall be at Tenant's expense and installed by Landlord:

                        Floor Area                  Capacity              Capacity
                        ----------                  --------              --------
                        (sq. ft.)                   (amperes)        (amp, cont. duty)
                        up to 7,000                 60                              48
                        over 7,000 to 12,000        100                             80
                        over 12,000 to 25,000       200                            160

                d. Landlord's and Tenant's electrical construction criteria are shown on Exhibit E attached hereto.

2.      Water and Sanitary Sewer Service:

        Water, sewer, and plumbing vent piping are available within the structure of which the Demised Premises are a part, at chases located at points within the Galleria such that the distance of connecting from the rear wall of the Demised Premises is a maximum of 60 feet in a horizontal direction. This piping is available for Tenant's use and the Tenant may make connection from the Demised Premises to these lines at the Tenant's expense only after receiving the Landlord's written approval.

3.      Heating, Ventilating and Air Conditioning:

        The Tenant shall contract with a Landlord-approved mechanical engineer to design the Tenant's HVAC system at Tenant's expense. Upon receiving the design of the Tenant's HVAC system from Tenant, the Landlord shall review and either approve in writing or return to Tenant for modifications so as to conform to Landlord's design criteria set forth in Exhibit C-1. Upon approval by Landlord, Landlord will authorize Tenant to have constructed at Tenant's cost a heating, ventilating and air conditioning system within the Tenant's Demised Premises by a Landlord-approved contractor. Electrical connection for such system to be provided by Tenant. Landlord shall provide a central heating and cooling plant from which hot and chilled water lines shall be run to a point at least within sixty (60) feet from the Demised Premises according to the specifications set forth in Exhibit C-1. Landlord may require Tenant to install chilled water and/or hot water metering devices on such lines. These meters will be required for food service operations and restaurants. For all other tenants Landlord will have option either to require a meter or to calculate Tenant's HVAC usage in accordance with the provisions of Exhibit D hereof.

4. Gas: Gas service shall not be allowed except by special prior written approval of the Landlord. In the event Landlord permits Tenant to install gas service in and to the Demised Premises, installation of pipe lines, meters, valves, etc., shall be by the Tenant's contractor at the Tenant's expense. If Landlord permits Tenant to use gas service, Tenant shall have a gas leak detector installed at Tenant's expense. Such gas leak detector shall have a loud audible alarm, connected to the Mall Building's intercom system and capable of being heard in the Common Area of the mall. This detector shall be located and installed in accordance with the manufacturer's specifications.



                                     B (2)

D.      FIRE PROTECTION

        The Landlord will provide fire protection at the mall public areas. Prior to Tenant's Work the Landlord will install a fire sprinkler grid distribution system inside the Tenant's Demised Premises at Tenant's cost. This sprinkler grid distribution system will have the capacity to provide a maximum sprinkler coverage of one head per 100 square feet. The Tenant shall install in the Demised Premises at Tenant's cost, and with a contractor and materials, all of which are subject to Landlord's prior approval, a working finished fire protection system (including fire hose cabinets, additional sprinkler heads, and relocation of sprinkler heads, if required) which shall be compatible with Landlord's system and shall be in accordance with applicable codes.

E.      GENERAL

        Landlord shall have the right to run roof drainage lines, utility lines, pipes, vertical chases, conduits, duct work and/or component parts of all mechanical and electrical systems, where necessary, through attic space, alongside columns or other parts of the Demised Premises, to repair, alter, replace or remove the same, and to require Tenant to install and maintain proper access panels thereto.

        1.      Utility Services - Water and Electricity:

                Landlord agrees to cause the necessary mains, conduits and other facilities to be available to supply domestic cold water and electricity in accordance with and subject to Section C of Exhibit B and Exhibit E. Tenant shall pay for all water and electricity used in the Demised Premises and for meters, meter installation costs, and for all water connections. If Landlord shall elect to supply any one or more or all of said services, Tenant shall purchase the use of such services as are tendered by Landlord and shall pay the rates (including any established minimum charges) established by Landlord at Landlord's option. If such services are furnished, the rate charged for such services shall not be more than those which would be charged to Tenant by the public utility furnishing such services in the area if separately metered to Tenant. The charges for such services as are so furnished shall be additional rent due on the first day of the calendar month following rendition of a bill therefor. Landlord may discontinue furnishing such services if the same are not so paid for, upon not less than fifteen (15) days written notice, and no such discontinuation shall be deemed an eviction or render Landlord liable to Tenant for damages or relieve Tenant from performance of its obligations hereunder. If Landlord shall elect to furnish one or more of such services, from time to time, Landlord shall not be liable to Tenant IN damages or otherwise if any one or more of said services is interrupted or terminated because of necessary repairs, installation, improvements or any cause beyond the control of Landlord. Landlord may cease to furnish any one or more of said services without responsibility to Tenant except to connect the service facilities with such other sources of supply as may be available for the services so discontinued. If the Landlord permits a Tenant not to install a water meter for the Tenant's use, the Tenant shall pay a monthly minimum charge equal to the City utility company's standard monthly rate as changed from time to time. If Tenant wants cooled drinking water, then Tenant, at its own cost and expense and with its own equipment, shall install a water cooler to meet Tenant's requirements in accordance with Exhibit C and the Design Criteria set forth in Exhibit C-1.

        2.      Public Toilets and Washroom Facilities:

                The Landlord shall provide public toilet and washroom facilities necessary in Landlord's judgment.



                                     B (3)

F.      REVISION COSTS

        The design for some portions of Landlord's Work, as specified in this and other exhibits to the Lease may be derived from Tenant's Construction Drawings as submitted to and approved by the Landlord, in accordance with Section IV of Exhibit C-2 - Tenant Submission Requirements. If any revisions to Tenant's Construction Drawings are required after they are submitted to the Landlord by Tenant and approved by Landlord, Tenant must bear all costs that may result from possible resulting revisions in any portion of Landlord's Work that is dependent upon Tenant's design, including the cost of revising the drawings. Revision costs, as referred to above, will be based upon actual costs to the Landlord, plus a 15% coordination fee. In the event the Tenant makes any revisions after Landlord's construction work actually begins, Tenant will be responsible for any additional construction costs incurred, including the cost of revising the drawings, plus the 15% coordination fee.

G.      WORK EXECUTED BY LANDLORD FOR ACCOUNT OF TENANT:

        If Tenant's Demised Premises are adjacent to, and can have access to, a rear service corridor, Landlord will provide and install, at Tenant's expense, a metal rear exit service door, as per City Code specifications, complete with frame and door closure, standard commercial hardware. The frame and door shall bear Underwriters' "B" label and the hardware shall be Sargent or Russwin. Tenant shall be furnished lock cylinder for his keying and installation. The cost for this service door is $1,250.00. Should a double rear service door be required, the cost will be additional.



                                     B (4)

                                    GALLERIA

                                  DALLAS, TEXAS

                                    EXHIBIT C

                          DESCRIPTION OF TENANT'S WORK

All work (the "Tenant's Work") required to complete and place the Demised Premises in finished condition for opening for business (except what is identified as Landlord's Work in Exhibit B) is to be done by Tenant, at Tenant's expense, and in accordance with Exhibits C, C-1 series, C-2 and E. Whenever the term "Landlord's written approval" appears in these Exhibits to the Lease, then the written approval of Landlord's property manager shall be deemed to be written approval of the Landlord. Tenant's Work includes, but is not limited to, the following:

A. Store Fronts and Show Windows: The storefront and mall walls and all show window work, show windows, show window backs, floors and ceilings, and show window lighting installations.

B. Ceilings: All finished ceilings and coves, the height of which shall not exceed twelve feet on a] I levels without written permission of the Landlord or Landlord's architect.

C. Interior Walls: All interior walls (including partitions and curtain walls other than partitions separating leased premises) shall be framed with metal studs covered with at least 5/8" gypsum board. The Tenant shall not construct any concrete block walls.

D. Interior Painting: All interior painting and decorating including taping, floating, and speckling of all partitions where required, except Landlord's taping and floating of the dry-wall demising walls.

E. Mezzanines/Safes Etc: The Tenant shall not construct mezzanines within the Demised Premises or install safes or other excessively heavy objects such as freezers, etc., without the written approval of the Landlord's structural engineer. Any mezzanines shall be floor supported.

F. Attics: No combustible material shall be installed or stored above the ceiling.

G. Floors: Tenant is permitted no depressions from the established floor level. Floor coverings shall be limited to a maximum dead weight of 10 pounds per square foot.

H. Furniture, Fixtures and Signs: All furnishings, trade fixtures, signs and related parts, shall be new or like-new and of first quality, including installation. Location and design of all signs shall be subject to prior written consent of Landlord as provided in Exhibit C-2.

I. Changes and Alterations: Landlord reserves the right to require changes in Tenant's Work when necessary by reason of Code requirements or directives of governmental authorities having jurisdiction over the Demised Premises or deviations from construction criteria stated in this Lease. Any such changes will be at Tenant's expense.

J. Charges for Tenant's Consultants: Charges for Tenant's consultants shall be paid by Tenant.

K. Attachments to the Structure: The method and manner of attaching the various mechanical and plumbing, etc., chases, ducts, piping, etc., shall be approved in writing by the Landlord's structural engineer. The criteria are shown ON Exhibits C-1 (KI) and C-1 (K2).



                                     C (1)

L. Floor Penetrations and Water Proofing: The floor shall not be penetrated without prior written approval of the Landlord. All penetrations of the floor shall be sleeved, fireproofed and caulked water tight as specified by the Landlord's Architect as per Lease Exhibit C-1 (a). Restaurants have special criteria. Other tenants (such as pet stores and photo processing stores) having above typical liquids in the Demised Premises may also have special criteria.

M. Wall Openings: Wall penetrations, if required by Tenant's Work, must have prior written approval of Landlord or Landlord's architect. Any approved penetration of exterior walls shall be constructed by Landlord's contractor, at Tenant's expense.

N. Support of Equipment: HVAC, electrical, mechanical equipment, etc. shall be ceiling hung as approved in writing by the Landlord's structural engineer as shown on Exhibits C-1 (K-1) and C-1 (K2).

O. Water Heater/Water Treatment: Domestic water heater, where required, shall be electric, automatic and less than 100 gallon capacity. Location of any water treatment equipment must have prior written approval of Landlord.

P. Plumbing: Tenant shall be responsible for all plumbing installation, including the cost of installation of lines from the Demised Premises to existing chases. Cutting and patching and drilling shall not be done without prior written approval of the Landlord and the Landlord's structural engineer. The criteria are shown on Exhibits C-1 (a), C-1
        (P1) and C-1 (P2).

Q. Electrical work: Tenant shall furnish and install all rough and finished electric work from the service termination pull box at the rear of the Demised Premises. Tenant shall be responsible for providing electrical conduits, wiring and boxes in the concrete floor topping prior to placing of concrete floor by Landlord. Tenant shall furnish all electrical fixtures, including lighting fixtures, exit lights, emergency lighting system, lamps and equipment and installation thereof. Tenant shall furnish and install all systems, where required, for telephone conduit to the space from the telephone/meter room; inter-communication, music, antenna, material handling or conveyor, burglar alarm, vault wiring, fire alarm and communication, time switches, contractors and all necessary disconnect switches for all motors required by Tenant. The criteria are shown on Exhibits C-1 (U2), C-1 (Y) and E.

R. Gas: Gas service shall not be available except by exception, and only with the prior written approval of Landlord. See Exhibit B, Section C.4 concerning additional requirements in connection with any such gas service.

S. Heating, Ventilating and Air Conditioning: The Tenant, at Tenant's cost, shall contract with a Landlord-approved mechanical engineer to design the Tenant's HVAC system. Such systems shall be subject to Landlord's prior written approval. Tenant, at Tenant's cost, shall construct with a Landlord-approved contractor Tenant's HVAC system in accordance with the criteria set forth in Exhibits C and the C-1 series. All such HVAC equipment shall become Landlord's property upon termination of this Lease. Tenant shall connect at Tenant's cost its HVAC system to the hot and chilled water lines brought by Landlord to within sixty (60) feet of Tenant's Demised Premises. Restaurants (and other tenants with special make up air and exhaust fans) shall electrically interlock the HVAC and exhaust systems.

T.      Fire Protection:

        1. The Tenant, at Tenant's cost, shall install in the Demised Premises a finished fire protection system which shall be connected to Landlord's grid distribution system in accordance with the State fire codes and applicable City Building Codes. All sprinkler heads shall be Viking type (micromatic), or other brand approved by



                                     C (2)

                Landlord. The Tenant shall use a Landlord-approved sprinkler contractor, who shall abide by any rules related to working in the Mall Building established by the Landlord from time to time. The Tenant shall have the fire protection system for the Demised Premises designed by Landlord's approved sprinkler contractor at Tenant's cost in accordance with the Tenant's Construction Drawings, (which must include the reflected ceiling plan), which are subject to Landlord's prior written approval.

        2. In addition to City Code requirements for fire extinguishing systems in kitchen hoods for restaurants or other food facility operations, Tenant must install a dry type extinguishing system in the ductwork above kitchen hoods.

        3. Specifications shall be subject to approval by Landlord. Tenant must also keep and maintain in the Demised Premises a hand held fire extinguisher of a type approved by Landlord. Tenant shall maintain minimum clearances between Tenant's improvements within the Demised Premises and the sprinkler heads within the Demised Premises as required by governing agencies. Failure to promptly respond after receiving a notice of violation shall result in the Landlord's taking whatever remedial action is required by the governing agencies, at Tenant's expense.

U. Tenant's Mechanical, Plumbing, Electrical, Fire Protection, Fire Detection and Fire Communication Design:

        Tenant's mechanical, plumbing, electrical, fire protection, fire detection, and fire communication systems must be technically compatible with Landlord's systems to ensure the proper functioning of the entire system. The criteria are shown on Exhibit C-1 series. Therefore, Landlord may contract with a consulting engineering firm (Landlord's Engineer) to review the design of the systems. The cost of reviewing the Tenant's systems shall be borne by Tenant. After Landlord receives the billing from Landlord's Engineer for the review of Tenant's systems, Landlord shall rebill Tenant for the cost of the design review. Tenant shall pay Landlord within thirty (30) days of receipt of said billing.

V. Special Charge to Maintain Restaurant or Above Standard Ventilation and Grease Traps:

        1.      Exhaust and Makeup Air Systems:

                The Tenant is responsible for maintaining any exhaust and makeup air systems for a restaurant or food service area or other above normal ventilation systems. If Tenant does not clean such systems within thirty (30) days after Landlord's request to Tenant to clean such systems, then Landlord may perform such cleaning, and Tenant shall pay the cost of such cleaning within thirty (30) days after Landlord invoices Tenant the cost thereof.

                If Tenant requests Landlord to maintain Tenant's ventilation systems, and Landlord agrees to do so, then Landlord shall commence maintaining such systems only after Landlord and Tenant enter into a mutually satisfactory maintenance contract.

        2.      Grease Traps:

                The Tenant is responsible for the cost to maintain any grease traps serving the Demised Premises. In addition, the Tenant agrees to reimburse the Landlord for the prorated share of the cost of cleaning and maintaining the main sanitary sewer outside the Demised Premises.

W.      Temporary Services During Construction:

        1. Electricity: Tenant shall obtain temporary power from the local utility company during construction.



                                     C (3)

               HVAC: Should Tenant's HVAC system be operable prior to Tenant's opening for business, Tenant may request the equipment be turned on. Should Landlord agree, Tenant shall pay for the use of the chilled and heated water at the rate specified in Exhibit D from the date of the requested turn-on, and Tenant shall cause its contractor to clean the HVAC system prior to Tenant opening for business.

X. Fire Detection and Fire Communication: The Tenant shall at Tenant's cost install in the Demised Premises a finished fire detection and fire communication system which shall be connected to the Landlord's system in accordance with applicable codes, and Landlord's criteria contained in Exhibits C-1 (U1), C-1 (U2), C-1 (Y) and E.

y Building Control System: The Tenant at Tenant's expense shall furnish necessary interface devices and wiring between the Tenant air handling units and fans in accordance with Exhibits C-1 (S1), C-1 (S2) and C-1
        (Y) to allow the remote control of such units from the Landlord's Building Control System to ensure the proper operation of the central plant and to comply with certain Code life safety requirements.

Z. General Provisions: All work done by Tenant shall be subject to Landlord's prior review and written approval and governed in all respects by, and be subject to, the following:

        1. Within a reasonable time after the execution of the Lease, the Landlord shall send to Tenant's architect a "Construction Information Packet." Within fifteen (15) days after execution of this Lease Tenant shall submit to Landlord Preliminary Design Drawings (as more fully described in Section IV C of Exhibit C-2) for storefront design, elevation or rendering, and reflected ceiling plan (with electrical load requirements in watts), and location of rear door, if required by Code (specifying single or double), and the location of Tenant's sign. Within thirty (30) days after execution of this Lease Tenant shall submit to Landlord Preliminary MEP Drawings (as more fully described in Section IV D of Exhibit C-2).

        2. If Landlord disapproves the Preliminary Drawings (whether Design or MEP) and requests revisions, Tenant shall revise said Preliminary Drawings and shall resubmit for Landlord's approval revised Preliminary Drawings incorporating Landlord's requirements within ten (10) days after receipt of Landlord's comments, and the foregoing procedure with respect to approval and resubmission shall be followed until complete agreement of Landlord has been given to Tenant's Preliminary Drawings. After the Tenant's Preliminary Drawings have been approved by the Landlord, the Tenant will prepare Construction Drawings (as more fully described in Section IV E of Exhibit C-2) which shall be subject to written approval by Landlord prior to the Tenant's commencing Tenant's Work in the Demised Premises.

        3. Tenant's Work shall be coordinated with the work being done by the Landlord and/or other tenants of Landlord to such a degree that such work will not interfere with or delay the completion of work by Landlord and/or other tenants of Landlord. The performance of Tenant's Work shall cause no interference whatsoever with the completion of Landlord's Work in the Demised Premises or in the remainder of the Galleria.

        4. At any time during the Lease term if construction or repairs are needed, or for initial construction of Tenant's Work, Landlord shall provide Tenant a list of Landlord approved contractors (general and sub-contractors). If Tenant wishes to use nonlisted contractors or sub-contractors Tenant shall submit to Landlord such names at least 30 days prior to the start of Tenant's Work. Tenant agrees not to commence Tenant's Work until Tenant has secured Landlord's written approval of all such contractors and sub-contractors to be used in performing Tenant's Work. In any



                                     C (4)
                event Tenant shall use Landlord's contractors for all work related to fire alarm control and building management systems. Tenant's contractors and sub-contractors shall not commence construction of Tenant's Work without a set of Construction Drawings (as defined in Exhibit C-2, Section IV, Paragraph E hereof) signed as approved by Landlord and located on the construction site.

        5. During construction and upon completion Landlord may inspect Tenant's Work for conformance to Landlord's specifications set forth in this Lease. Landlord shall notify Tenant of any discrepancies in the construction of Tenant's Work and Tenant shall immediately correct such discrepancies. Tenant may not operate its HVAC system or open for business until Landlord has approved in writing Tenant's Work. Prior to Tenant's commencement of operating its business from the Demised Premises, Tenant shall cause its contractor to submit to Landlord "HVAC system proof of performance tests" to verify that the HVAC system meets design criteria in these Exhibits. Failure of Landlord to notify Tenant that Tenant's Work is not in compliance with (i) Landlord's criteria contained in these Exhibits, or (ii) City Code, whether or not Landlord has inspected Tenant's Work, shall not constitute a waiver by Landlord to so notify Tenant at a subsequent time. Failure of Tenant to correct its work so as to conform with Exhibits C, C-1 series or E within thirty (30) days of notice of discrepancies shall give Landlord the right to terminate this Lease.

        6. Tenant shall cause Tenant's contractor to furnish electricity, water and toilet facilities required during the construction and fixturing of Tenant's Demised Premises, and to arrange with the general contractor for any needed vertical transportation.

        7. During initial construction, texturing, and stocking of the Demised Premises, Landlord will provide a trash removal service from the truck docks. It shall be Tenant's responsibility to break down its boxes and each day place its trash in the containers provided at a designated collection point. Trash accumulation will not be permitted overnight in the Demised Premises, malls or service corridors. For this service, a single charge of $.40 per square foot of floor area in the Demised Premises, or $500.00, whichever is greater, will be due upon opening the Demised Premises for business. Tenant shall be charged for this service whether used or not. Tenant is cautioned against having trash accumulate within its area or in the corridor, mall, or arcade adjacent to its Demised Premises. Should this situation develop and Landlord be forced to remove Tenant's or Tenant's contractor's trash, the charge for this service will be 1.5 times Landlord's cost.

        8. Tenant is aware of the fact that Landlord will require a high grade, first class operation to be conducted by Tenant in the Demised Premises. To this end, Tenant shall do the interior fixturing and exterior displays in a manner consistent with such an operation. Tenant agrees to install in the Demised Premises only such trade fixtures, lighting fixtures, carpeting, wall treatment, interior decor and the like as shall first have been approved in writing by Landlord. Only such improvements and texturing as shall have been approved by Landlord shall ever be installed in the Demised Premises.

        9. Tenant's Work shall be performed in a first-class workman-like manner and shall be in good and useable condition at the date of completion thereof. Tenant shall require any party performing any such work to guarantee the same to be free from any and all defects in workmanship and materials for one (1) year from the date of completion thereof. Tenant shall also require any such party to be responsible for the replacement or repair without additional charge of any and all work done or furnished by or through such party which shall become defective within one (1) year after substantial completion of the work. The correction of such work shall include, without additional charge, all expenses and damages in connection with such



                                     C (5)
                removal, replacement, or repair of any part of the work which may be damaged or disturbed thereby. All warranties or guarantees as to materials or workmanship on or with respect to Tenant's Work shall be contained in the contract or subcontract with shall be so written that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests appear, and can be directly enforced by either. Tenant covenants and agrees to give Landlord any assignment or other assurances necessary to effect the same.

        10. Landlord shall have the right (but shall not be obligated) at Tenant's expense to perform by Landlord's own contractor or subcontractor, on behalf of and for the account of Tenant, any Tenant's Work which Landlord determines should be so performed. Generally, such work shall be work which affects any structural components of, or the general utility systems for, the building in which the Demised Premises are located.

        11. Compliance with Laws: All Tenant's Work shall conform to all applicable statutes, ordinances, regulations, codes and the requirements of Landlord's insurance underwriter. Tenant shall obtain and convey to Landlord all approvals with respect to electrical, gas, water, heating and cooling, and telephone work all as may be required by the utility company supplying the service.

        12. Approvals: No approval by Landlord shall be deemed valid unless the same shall be in writing signed by Landlord or Landlord's architect.

        13. Insurance: Prior to commencement of Tenant's Work and until completion thereof, or Commencement Date of the Lease, whichever is the last to occur, Tenant shall effect and maintain, and provide certificates to the Landlord for insurance policies set forth in Articles XII and XIII of the Lease. Tenant shall effect and maintain, and provide certificates to the Landlord, for Builder's Risk Insurance covering Landlord, Landlord's general contractor, Tenant and Tenant's contractors, as their interests may appear, against loss or damage by fire, vandalism and malicious mischief, and such other risks as are customarily covered by a so-called "extended coverage endorsement" upon all Tenant's Work in place and all materials stored at the site of Tenant's Work and all materials, equipment, supplies and temporary structures of all kinds incident to Tenant's Work and builder's machinery, tools and equipment; all while forming a part, or contained in, such improvements or temporary structures while on the Demised Premises or within 100 feet thereof, or when adjacent thereto while on malls, drives, sidewalks, streets, or alleys, all to the full insurable value thereof at all times. In addition, Tenant agrees to require all contractors and subcontractors engaged in the performance of Tenant's Work to effect and maintain and deliver to Tenant (and Tenant shall provide copies to the Landlord) copies of certificates naming Dallas Galleria Limited and Hines Interests Limited Partnership as Additional Insureds which certificates shall evidence the existence of, prior to the commencement of Tenant's Work and until completion thereof, the following insurance coverages:

                a) Worker's Compensation Insurance in accordance with the laws of the State of Texas, including Employer's Liability Insurance, to the limit of [***];

                b) Commercial General Liability Insurance, with limits of not less than [***] per occurrence combined single limit bodily injury and property damage.

                c) Automobile Insurance, including owned, non-owned and hired automobiles, with limits of not less than [***] per occurrence combined single limit bodily injury and property damage.


*** Confidential treatment requested.


                                     C (6)

        14. Tenant will abide by and cause its contractor, subcontractors, agents and employees to abide by rules and regulations published by Landlord, including those pertaining to parking, toilet facilities, safety conduct, delivery of materials and supplies, trash storage, collection and removal, and cooperation with Landlord's General Contractor.

        15. Tenant shall cause its General Contractor to provide Landlord with releases of liens in a form satisfactory to Landlord for all work done by Tenant's Contractor, subcontractors, and material suppliers within or about the Demised Premises prior to Tenant opening for business in the Demised Premises.



                                     C (7)

                       Symbols Legend for Dallas Galleria
                               Series of Exhibits

                                    GALLERIA

                             VERTICAL PENETRATIONS

                                 EXHIBIT C-1(A)

                                 GALLERIA MALL

                                EXHIBIT C-1 (K2)

                                 GALLERIA MALL

                               EXHIBIT C-1 (K-1)

                                 GALLERIA MALL

                                EXHIBIT C-1 P-1

                                 GALLERIA MALL

                                EXHIBIT C-1 (P2)

                                 GALLERIA MALL

                                EXHIBIT C-1  S-1

                                 GALLERIA MALL

                                EXHIBIT C-1  S-2

Parts used for tenant leases.


Item   Part No.                 Description
----   --------                 -----------
1      540-160                  Unit Vent Controller (LGP)
       540-168                  Pneumatic Output Module (LGP)

2      265-1002                 3-way pneumatic switch, 120V (LGP)

3      VP658 ANSI 250 N.C.      9-13# Powertop (valve sized for GPM requirements) (LGP)

4      540-122                  Room Sensor (LGP)

5      540-244                  Discharge Air Sensor (LGP)

6      251-0002                 Pressure Electric Switch (used as run status) (LGP)

7      D1-83/AD-3R1             Duct Smoke Detector (Furnished by fire alarm contractor)

8      24VAC 3PDT               Start/Stop Relay (Cube Type) (Mall coordinated for tenant)

9      Disconnect               Motor starter w/120VAC control transformer, HOA, pilot
                                light 2 N.O. Aux. contacts
                                (Normally provided by electrical subcontractor)

10     SPDT 24VDC               AHU shutdown relay (Furnished by fire alarm contractor)

11     VP658 ANSI 250           N.O. 3-6# Powertop valve, sized for GPM requirements) (LGP)

12     R-Controller             Outside Air Constant Volume Boxes (Sized for each suite) (LGP)


Note: Size control valves at 5 PSI drop at design GPM.
        All valves to be ANSI Class 250

                               EXHIBIT C-1  S-2A

                                 GALLERIA MALL

                                EXHIBIT C-1  S-3

                                 GALLERIA MALL

                                EXHIBIT C-1  U-1

                                 GALLERIA MALL

                                EXHIBIT C-1  U-2

                                 GALLERIA MALL

                                EXHIBIT C-1  Y

                                    GALLERIA

                                  DALLAS, TEXAS

                                   EXHIBIT C-1

                          DESIGN CRITERIA FOR TENANT'S
                         MECHANICAL AND ELECTRICAL WORK

Mechanical and Electrical Design, whether work be performed by Tenant or Landlord shall conform to the following:

A.      HEATING, VENTILATING AND COOLING

        1.      Design Conditions - Heating of Demised Premises

                a)      Inside dry bulb temperature (Minimum) 70 deg F

                b)      Outside dry bulb temperature (Maximum) 22 deg F

        2.      Design Conditions - Cooling of Demised Premises

                a)      Inside dry bulb temperature - Maximum 76 deg F

                b)      Inside relative humidity - Maximum 55%

                c)      Outside dry bulb temperature - Minimum 100 deg F

                d)      Outside wet bulb temperature - Minimum 75 deg F

                e) If Tenant requires special temperature or humidity conditions different from those specified above, Tenant shall notify Landlord before the Lease is signed and shall note these special design requirements on the mechanical plan submitted to the Landlord for its consulting engineer's use in reviewing the design of the system. Any additional costs required by these special design conditions shall be borne by Tenant.

        3.      Design Conditions - Ventilating of Demised Premises

                a) Total air circulated based on internal sensible heat load at peak requirements, but not less than Code requirements.

                b) Recirculated air equal to 100% of air circulated, less design outside air quantity.

                c) Exhaust systems based on Code and space use special requirements. Only mechanical exhaust permitted. Exhaust to be routed to exhaust risers. All exhaust discharges must be a minimum distance of 20 feet from all fresh air intakes. Restaurants may require separate make up and exhaust systems to be designed and installed.

                d)      Toilet exhaust shall be tied to base building system.



                                     C-1(1)

        4.      Central Plant Data

                a) Peak load temperature of chilled water supply: 44 deg F. Use 42 deg F for design factor.

                b)      Cooling service available during mall hours.

                c) Minimum working pressure of all equipment - 300 PSIG, chilled and heating hot water side.

                d) Maximum allowable pressure drop through Tenant equipment (booster pumping not permitted for chilled water and heating hot water) - 30 feet of water.

                e) Temperature of chilled water from Tenant's equipment - greater than 60 deg F. Chill water coils must be selected to provide a 18 deg F chill water differential between supply and return at design and actual operating conditions. Additional criteria are contained in Exhibits C-1 series and E.

                f) Peak heating hot water from Central Plant - 160 deg F from Tenant's equipment - 120 deg F. Heating hot water from central plant available only during those project hours of occupancy where the outside conditions require heating to maintain inside design conditions.

                g) Design - specify chilled water coil for an 18 degrees F. minimum rise in water temperature between supply and return.

        5. Diffusers, Registers, Grilles: Shall be of adjustable type for volume and direction, Titus or equal quality.

        6. Air Handling Unit: Ceiling hung horizontal or vertical type, multi or single zone, with squirrel cage fans, belt driven, separate heating source and cooling coils (500 FPM max.), throw-away filters, outside air and return air dampers and adequate vibration isolating devices. No roof mounted air-handling units will be permitted. Only Carrier 39 NX, LaSalle or York IAQ units will be permitted. Chill water coils must be selected to provide a 18 deg F chill water differential between supply and return at design and actual operating conditions.

        7. Tenant Equipment Loads: Tenant air conditioning equipment shall be ceiling hung unless otherwise approved in writing by Landlord's structural engineer. The equipment shall impose a total floor load no greater than 1500 lbs. If greater than 1500 lbs. Landlord's structural engineer must review and approve. The review shall be at Tenant's cost.

        8. Location of Equipment: All Tenant components shall be located within Tenant's Demised Premises, and so installed and located as to provide for ease of removal or maintenance.

        9. Electric Motors: Motors shall be designed for fan duty, continuous operation, and shall leave NEMA rating and service factor of 1.15 minimum. All motors shall have copper windings and class "A" or "B" insulation. Motors shall be manufactured by Westinghouse, Louis-Allis, Reliance, Siemans-Allis, Century/Gould, or General Electric.



                                     C-1(2)

        10.     Heating:

                a) Space Heating: The Demised Premises shall be heated by finned hot water heating coils in the air handling system.

                b) Water Heating: Each Tenant requiring hot water for domestic use shall heat water electrically.

        11. Piping: Shall be in accordance with ASTM and ASA standards. Piping and equipment shall be 300# rated for hot and chilled water lines. Di-electric fittings required wherever dissimilar metals are joined to reduce electrolysis failures.

        12. Insulation: Outside air ductwork shall be externally insulated with one inch thick one-half pound density fiberglass duct liner. All supply air ductwork, including round duct and flexible duct shall be externally insulated with a minimum one and one-half inch thick 0.6 pound density fiberglass flexible blanket with foil vapor barrier.

                Chilled and heating hot water piping shall be insulated with one and one-half inch (1-1/2") glass fiber pipe insulation as manufactured by Johns-Manville "Micro-Lok 650", Armstrong "Accotherm" or approved equal, with AP non-combustible vapor barrier jacket. During the term of the Lease, Tenant shall be responsible to maintain the HVAC ductwork.

        13. Temperature Control - Automatic Temperature Control: Shall conform to and operate in conjunction with the central plant and life safety systems. Chilled and heating hot water control valves shall be straight pattern type with equal percentage flow characteristics, maximum 2% leakage rate, and rated for the system pressure. The control valves shall be capable of tight shut-off at the system differential pressure conditions. The control valves shall automatically close when the air handling unit fan is off. See Exhibit C-1 series.

        14. Ceiling Access Panels: Tenant shall provide for access panels for Landlord's accessibility to common facilities and MEP equipment.

        15. Tenant shall furnish Landlord the following information for approval and acceptance in writing before ordering any work done.

                a) Complete information covering any special ventilation system requirements.

                b) Complete lighting plan layout showing location and wattage of all lighting fixtures together with a detailed interior layout plan showing merchandising fixtures and lighting thereof to enable the Landlord to review and approve same for coordination with space conditioning and common facilities.

                c) Complete plans showing all halls, partitions and encroachments with spaces designated as sales, live storage, offices, fitting rooms, alteration rooms, toilets, docks, rest rooms, etc., complete with maximum people occupancy.

                d) Complete Mechanical, Electrical, Plumbing, Fire Protection and Life Safety Drawings and Specifications. See Exhibit C-2 Section IV for criteria.

        16. Ductwork: Ductwork shall be constructed and installed in accordance with SMACNA Manual, Current Edition.



                                     C-1(3)

B.      ELECTRIC WIRING:

        1.      Electric Service:

                a)      265/460 Volt, 5 wire, 3 phase, 60 cycle, A.C.

                b) Electric meter to be provided by T. U. Electric Company and to be located within meter rooms or service areas.

                c) Tenant's connected load shall not exceed 7.0 watts per square foot of floor area within the Demised Premises. Any additional wattage required by Tenant must be approved by Landlord, and any additional costs resulting from this additional load will be at Tenant's expense. Tenant shall pay for the electrical capacity in excess of that provided by Landlord in Exhibit B, Paragraph C1(c).

        2.      Tenant's Electrical Construction:

                a) Material- General: All electrical materials shall be new, shall be National Electrical Code standard unless better grade is mentioned herein, and shall bear the Underwriter's Laboratories label.

                b) Codes and Ordinances: All work shall be performed in full accordance with the latest National Electrical Code and any or all State and local codes or ordinances having jurisdiction over same.

                c) Power Distribution Panelboards: Shall be arranged for 265/460 volt, 3 phase, 4 wire, wye service. General Electric Type QMR and CCB or approved equal as manufactured by: Square D or Westinghouse. Busbars shall be either 55" conductivity aluminum or 98% conductivity cooper. Aluminum bus plating shall be Alston-70 or approved equal. Type CCB panelboards shall be provided with molded case bolted-in circuit breakers. Type QNR panelboards shall be provided with Type QMR quickmake, quick-break, fusible switches and Bussman Type LPS-RK fuses.

                d) Lighting Panelboards: Shall be GE Type NLAB 120/ 208 volt, 4 wire, 3 phase: GE Type NAB 265/460 volt, 4 wire, 3 phase or approved equal as manufactured by Westinghouse or Square D. Busbars shall be either 55% conductivity aluminum or 98% conductivity copper. Aluminum bus plating shall be Alston-70 or approved equal. Panelboards shall be provided with molded case bolted-in circuit breakers. All breakers shall be quick-make, quickbreak type. Twenty percent additional space breaker capacity shall be provided. Lighting branch circuit breakers shall be 20 amp loaded not to exceed 1600 watts at 120 volts. Two and three pole breakers shall be common trip. Handle ties are not acceptable.

                e) Bussing: Shall be arranged by Tenant so that odd numbered breakers are on the left side and even numbered breakers are on the right side. Circuits 1, 2, 3, 4, 5, 6, etc., shall be on Phase A, B, or C respectively. With this sequence maintained, the inside of the cabinet door shall have a typewritten directory in frame under clear plastic.

                f) Contractors: Contractors for control of show window lighting and signs shall be ASCO Bulletin, 920 Series, enclosed, electrically operated and mechanically held, with fuse adapter for control line fuse.



                                     C-1(4)

                g) Time Switches/Time Clocks: Time switches for control of Show window lighting shall be synchronous motor type with by-pass and omitting devices as manufactured by Sangamo, Tork or Landlord approved equal. Time clock shall be Sangamo, Tork or Landlord approved equal.

                h) Conduit: Rigid conduit shall be hot dipped galvanized or sheradized. Electric metallic tubing shall be hot dipped galvanized or electrogalvanized. Only rigid conduit shall be used in concrete or below grade.

                i) Outlet Boxes: Outlet boxes and covers therefor, in general, shall be galvanized or sheradized one piece knockout type. For outlet boxes in damp or exposed locations, Tenant shall confirm with Landlord the type of box required. Lighting fixtures are outlets shall be provided with 3/8" fixture studs and plaster rings. Outlet boxes for wiring devices, i.e., switches, receptacles, etc. shall be 4" square minimum, fitted with device cover to suit. Outlet boxes shall be fastened by means of screws or shall be supported by means of approved hangers.

                j) Wire and Cable: Wire and cable shall be insulated copper wire. It shall be properly coded with white neutral, according to N.E.C. Code. All copper conductors except #12 branch circuits, shall be standard code type "THW", 71-12,N" or "THWN" insulated wire. Branch circuit conductors (#12) shall be type "TW", "THW", "THNN", "THWN" insulated wire. Tenant shall use no wire smaller than No. 12 "AWG" for lighting and/or power.

                k) Toggle Switches: 120/277 volt switches shall be minimum 15 amp. rating Slater No. 2770 Series toggle or approved equal.

                1) Duplex Receptacles: 120 volt standard duplex receptacles shall be minimum 15 amp. Slater 62645 or approved equal.

                m) Electrical Grounding: Electrical safety grounding for transformers and other devices must be connected to common ground cable located in the Mall common meter rooms. No grounding to water piping shall be permitted.

                n) Floor Outlets: Floor outlets shall be round, adjustable and water tight as follows, or equal: Russell and Stoll No. 2503 with No. 3070 cover and Hubbell No. 562 duplex receptacles for outlets in slab or grade. Outlets in floor slabs above grade shall be similar except with No. 2503 HD boxes.

                o) Weatherproof Receptacles: Shall be Slater 3780 single with gasket and threaded metal cover and plate or approved equal.

                p) Telephone System: All telephones with services thereto shall be provided by Tenant. All telephone charges shall be paid by Tenant directly to the telephone utility company furnishing the service. All interior facilities within the Demised Premises required by the telephone company to provide service shall be furnished by Tenant. Tenant must cause conduit to be run from the telephone equipment rooms or panel boxes within the structure to the Demised Premises, and this must be done in accordance with the telephone company's requirements.

                q) Disconnect Switches: Shall be type HD (Heavy Duty) NEMA type, manufactured by General Electric or Landlord approved equal, in enclosure suitable for the application.



                                     C-1 (5)

                r) Motor Starters: Manual motor starters with overload protection may be used for fractional horsepower motors. Single phase starters shall be Allen Bradley Bul. 709SP or Landlord approved equal. Three phase starters shall be General Electric with overload relay for each phase, Cutler Hammer, or Square D equivalent. See Exhibits C-1
                        (S1), C-1 (S2) and C-1 (Y).

                s) Installation of Conduit: All conduit shall be concealed where possible.

                t) Lighting Fixtures: Lighting fixtures shall bear Underwriter's label and be of a type approved by City Inspection authorities. Recessed fixtures installed in furred spaces shall be connected by means of flexible conduit and "AF" wire run to a branch circuit outlet box which is independent of the fixture.

                u) Nameplates: Equipment following shall be identified with engraved bakelite nameplates.

                        1)      Distribution panels

                        2)      Lighting panels

                        3)      Motor starters

                        4)      Push button stations

                v) Motors: Motors shall be designed to latest NEMA standards. Motors rated 3/4 horsepower and larger shall be 3 phase, 460 volts. Motors rated less than 3/4 horsepower shall be single phase, 120 volts.

                w) Light and Convenience Outlet Above Ceiling: Tenant shall provide a light and convenience outlet near all mechanical equipment above fixed suspended ceilings. Switch to light shall be located near access panel to ceiling space and shall have continuous lighted pilot for ease of location. Where "lift-out" ceiling suspension systems are used, the light and convenience outlet above the ceiling is not required.

                x) Transformers: Dry type transformers shall be equal to G.E. type Q.L. Transformers must be multi-tap so that they may be adjusted as needed to deliver 117 volts AC plus or minus 5%.

        3.      Approval of Design:

                Complete plans and specifications covering the electric work, adequate for permit and construction purposes, shall be furnished by the Tenant for approval by Landlord before Tenant's Work is commenced.

C.      TENANT'S PLUMBING AND GASFITTING:

        1. Plumbing and Drainage: Water closets, urinals, lavatories, janitor sinks and drinking fountains shall be Landlord approved Standard manufacture.

        2. Fixtures: Fixtures shall be American Standard, Crane, Kohler: medium quality or better.

        3. Insulation: All domestic hot water piping shall be insulated the same as chilled water piping except insulation thickness shall be one-half inch thickness.

        4. Valve Tags: All valves and controls to be tagged and a schedule of valves turned over to Landlord.

        5. Gas: Gas shall not be provided except by special prior written approval of Landlord. Tenant shall provide and pay for this service through the local gas



                                     C-1 (6)
                company facilities. See Exhibit B, Section C.A concerning additional requirements with respect to gas service.

        6. Approval of Designs: Complete Construction Drawings covering the plumbing work, adequate for permit and construction, shall be furnished by the Tenant for approval by Landlord before Tenant's Work is commenced. See Exhibit C-2.

D.      Fire Detection and Fire Communication:

        1. Installation Responsibility: The Tenant shall install in the Demised Premises a finished fire detection and fire communication system which shall be connected to the Landlord's system.

        2. Approval of Designs: Complete Construction Drawings covering the fire detection and fire communication systems adequate for permit and construction, shall be furnished by the Tenant for approval by Landlord before Tenant's Work is commenced. See Exhibits C-1 (U1), C-1 (U2), C-1 (Y) and E.

E. Building Control System: The Tenant at Tenant's expense shall furnish necessary interface devices between the tenant air handling units and fans to allow remote control of such units from the Landlord's building control system to ensure the proper operation of the central plant and to comply with certain life safety code requirements. See Exhibits C-1
        (SI), C-1 (S2), and C-1 (Y).

F. FLOOR PENETRATIONS, ATTACHMENTS & WATERPROOFING: All penetrations of the structure or attachments to it shall require prior written approval by the Landlord, and shall be sleeved and sealed as per Landlord's Architect's specifications as shown on Exhibit C-1 (a). In rest rooms, food preparation and dispensing areas or other areas where water on the floor is likely, Tenant shall provide a membrane waterproofing acceptable to the Landlord. All floor drains, cleanouts, etc. shall be provided with flashing flanges with flashing extending out 12" minimum in all directions from the device. Any floor penetrations shall be properly waterproofed with the membrane system properly interconnected to provide a watertight seal.



                                     C-1 (7)

                                    GALLERIA

                                  Dallas, Texas

                                   EXHIBIT C-2

                          DESIGN CRITERIA FOR TENANT'S
                   ARCHITECTURAL STANDARDS AND TENANT'S SIGNS

Note: This Exhibit shall govern the design and installation of Tenant's architectural finishes and Tenant's signs in the Demised Premises.

1.      TENANTS ARCHITECTURAL STANDARDS

        A. Store fronts of the Demised Premises shall have as much open or glass areas as possible. Solid or opaque portions of said Premises shall not exceed thirty (30) linear feet in any one continuous block. All materials employed in the construction of store fronts shall be non-combustible as defined by applicable building codes. A distance of seven and one-half inches (7 1/2") along the store front at each end of the store front shall be reserved for a gray colored divider panel which Landlord shall install at Tenant's expense. These panels provide separation between store fronts and assure a harmonious design relationship throughout the Mall. If the store front is recessed, the panels shall remain at the lease line of the Mall. Within fifteen (15) days after the execution of this Lease Tenant shall submit to Landlord for Landlord's approval the proposed design of Tenant's store front and the materials to be utilized.

        B. Tenant ceilings shall be non-combustible concealed spline acoustic tile suspended by adequate non-combustible suspension systems to conform to final requirement of governing authorities. The space above the ceiling line, which is not occupied or allotted to Landlord's Work (structural members, duct work, piping, etc.) may be used for the installation of suspended ceiling, recessed lighting fixtures and duct work. All materials above the ceiling line shall be non-combustible. Exposed grid support systems for ceilings are not acceptable.

        C. Finishing of partitions enclosing the Demised Premises must be of noncombustible materials with a gypsum board finish or equivalent.

        D. Tenant may use only flooring approved by Landlord. No vinyl asbestos tile will be approved.

        E. All swinging entrance doors must be recessed in such a manner that the door, when open, will not project beyond the line of the Demised Premises.

        F. Rolling or sliding metal type security grilles are not permitted.

        G. Incandescent lighting or fluorescent lighting with a grid beneath it only in public sales areas. Plastic lenses are not permitted.



                                     C-2 (1)

II.     TENANTS' SIGNS

        A.      Mirror Sign Band

                Intentionally deleted.

        B.      STORE FRONT IDENTIFICATION

                Tenants are encouraged to have storefront identification. The material shall be paint or applied materials.

                1) Tenant's lettering on doors or show windows may not be illuminated. Symbols, crests or coats of arms must not exceed 1/4" in depth and must be approved. A single line of letters, and/or symbol, crest or coats of arms may be applied or painted to a panel above the door entrance, but below the bulkhead, must not exceed 1/4" in depth and shall not exceed the width of the door entrance.

        C. Tenant shall not employ paper signs to be applied to the interior or exterior faces of the storefront.

        D. Tenant shall not employ any illuminated, moving action or audible signs.

        E. All interior signs visible from outside the Demised Premises must be Landlord approved.

        F. All signs and identification drawings will be submitted and shall require Landlord's approval.

        G. The storefronts shall remain illuminated while the Mall remains open to the public. This requires that storefront windows are tied into time switches coordinated with the hours the Mall remains open to the public.

III.    GENERAL STORE DESIGN CRITERIA

        The following includes a list of base building materials, store and storefront criteria and signing criteria. Essentially there are three design control elements within which Tenant's designers must operate. These are: materials control; facade control (including the area between the lease line and the closure/base building control line); and signage control. These controls are explained in the drawings included in this Exhibit C-2.

        A.      Base Building Materials

                1)      Mirrored Bulkhead: Bronze Mirror - 1/4" PPG No. 9
                        Bronze.

                2) Divider panel: 15" wide aluminum channel painted a gray color.

                3)      Floor Covering: Tile pavers or carpet.

                        a) The Tenant shall use the mall floor covering at the entrance to the Tenant's Demised Premises from the lease line to the closure line.

        B.      Storefront



                                     C-2 (2)

                Solid or opaque portions of the storefront shall not exceed a continuous 30'0" or 50% of the storefront if less than 30'0".

                1) Glass - mullion-less clear plate or tempered where required by Code. Minimum 1/2 inch thickness on storefront tempered glass.

                2)      Solid color plastic laminates.

                3)      Paint to back of glass.

                4) Wood, smooth finished with high gloss lacquer, paint or clear lacquer.

                5) Natural metals - chrome, copper, etc., or gray painted PPG UC51649 aluminum.

                6)      Polished marble.

                7)      Clear glass and bronze mirror to match mirror sign band.

                8)      Mall tile pavers on Ice Rink Level and Level 1.

                        All other materials must be behind the closure line.

        C.      Partitions

                1) Finishing of Partitions enclosing the Demised Premises must be of non-combustible materials with a gypsum board finish or equal.

        D.      Ceilings

                1) Tenant ceilings shall be non-combustible concealed spline acoustical tile. All other ceilings must be approved in writing by the Landlord. Lay-in acoustical ceilings will not be approved.

        E.      Doors

                1) Center pivoted glass doors: 3'0" single, or 6'0" double leaf, 8'0" high clear tempered glass. Top and bottom stiles shall be clear anodized, stainless steel, or chrome.

                2)      Sliding Glass Doors: Clear frameless tempered glass.

                3) Butt Hinged Doors: Width - not greater than 3'0" per leaf and not less then 2'8" height; - no greater than 8'0". Constructed in accordance with Landlord approved design, material finish and color.

                4)      General:

                        a) Design: The following are subject to the Landlord's approval:

                                1)      Size

                                2)      Material

                                3)      Finish

                                4)      Color

                                5)      Panel Design

                                6)      Lites and Sidelites

                                7)      Hardware



                                     C-2 (3)

                                8)      Frame

                                9)      Graphics

                                10)     Threshold

                        b)      Suggested Materials:

                                1)      Tempered Glass - Clear.

                                2) Wood - Natural finish - painted (subject to Landlord's approval).

                                3) Plastic laminates in solid colors only (subject to Landlord's approval).

                                4)      Metal - polished, plated or painted
                                        (subject to Landlord's approval).

                        c) Location: Only center pivoted tempered glass doors which swing into shops of occupancies less than fifty people (as calculated by the Dallas City Code) will be permitted at the lease line. All others will be at or behind the base building control line.

                        d) Prohibited Doors: Rolling or sliding metal security type grilles are prohibited.

        F.      Divider Panel

                The Tenant's storefront(s) shall be separated by a 15" wide aluminum divider panel painted gray installed by Landlord at Tenant's expense. Each tenant will pay for half of the cost of the panel on either side of Tenant's premises.

TV.     TENANT SUBMISSION REQUIREMENTS

        A. In any deviation between criteria drawings and the working drawings of the Landlord's shopping center architect, the latter will have precedence. Landlord shall have the right to review and approve all Tenant improvements.

        B. After receiving an executed lease and the Construction Information Packet and prior to starting construction, Tenant shall provide Preliminary Drawings, then complete Construction Drawings for the construction of the Demised Premises for Landlord's written approval. All submissions must include six
                (6) sets of prints, plus one (1) set of reproducibles.

        C. Preliminary Design Drawings to be submitted within fifteen (15) days after the execution of the Lease, and shall contain the following:

                1)      Floor Plan - scale 1/4" = 1'0",

                2)      Storefront elevation - 1/2" = 1'0"

                3) Reflected ceiling plan - 1/4" = 1'0" (Include ceiling materials, height and light fixtures)

                4)      Electrical requirements with voltage and wattage.

                5) Rear service door location and size (if Tenant adjoins a service corridor-single or double). The rear door's secondary use is that of an exit and the



                                     C-2 (4)
                        door must swing towards the service corridor. Door can be on surface of corridor as long as door does not project into the corridor more than 1/2 the width of the corridor.

                6) Preliminary design and location of the Tenant's sign - Scale 1/2" = 1'0".

        D. Preliminary MEP Drawing to be submitted within thirty (30) days after the execution of the Lease and shall contain the following:

                1) Any requirements for plumbing with dimensioned locations.

                2) Any requirements for combustion venting, exhaust venting, outside air, grease traps, etc.

                3) Samples of proposed storefront materials, colors and finishes.

                4) All revisions to previous submissions for written approval by Landlord.

                5)      Interior layouts and elevations.

                6) Drawings must indicate weight of heavy equipment such as safes, refrigeration equipment, cases, etc., as well as masonry facing materials.

                7) Electrical drawings, complete, to include riser diagram, fixture schedule, total connected load and load analysis.

                8) Plumbing drawing, complete, to include fixture schedule, waste riser diagram and specifications.

                9) HVAC drawings and specifications including total design load calculations.

                10)     Fire protection drawings and specifications.

                11) Fire detection and fire communication drawings and specifications.

        E.      Construction Drawings

                Construction Drawings should be developed after the Landlord has approved Tenant's Preliminary Design and MEP Drawings. Tenant shall submit Construction Drawings for Landlord's approval within fifteen (15) days after Landlord approves Tenant's Preliminary Design and MEP Drawings.

        1)      Contents

                a) Drawings: Complete for construction with job name, date, Tenant's name, architect's name, sheet number, title or drawing description and the designation "Galleria".

                        1)      Plot Plan

                        2)      Plan(s) - 1/4" = 1'0"

                        3)      Reflected ceiling plan(s) - 1/4" = 1'0"

                        4)      Interior elevations - 1/4' = 1'0"

                        5)      Details of partitions, millwork, etc.

                        6)      Store front elevation - 1/2" = 1'0"

                        7)      Store front details - 3" = l'0"

                        8)      Finish schedules



                                     C-2 (5)

                        9)      Electrical

                        10)     Plumbing

                        11)     Sign detail

                        12)     HVAC

                        13)     Fire protection

                        14)     Fire detection and fire communication

                b)      Specifications

        2) All under-floor services and openings through floor must be indicated and dimensioned on drawings recognizing and avoiding structural beams, tee stems, and any other obstructions which may be base building construction or the construction of a Tenant space on another level.



                                     C-2 (6)

                                    GALLERIA

                              STOREFRONT CRITERIA

                                  EXHIBIT C-2

                                    GALLERIA

                              STOREFRONT CRITERIA

                                  EXHIBIT C-2

                                    GALLERIA

                                   STOREFRONT
                          TENANT/LANDLORD CONSTRUCTION

                                  EXHIBIT C-2

                                    GALLERIA

                              STOREFRONT EXAMPLES

                                  EXHIBIT C-2

                                    GALLERIA

                              STOREFRONT EXAMPLES

                                  EXHIBIT C-2

                                    GALLERIA

                              STOREFRONT EXAMPLES

                                  EXHIBIT C-2

                                    GALLERIA

                              STOREFRONT EXAMPLES

                                  EXHIBIT C-2

                                    GALLERIA

                               STOREFRONT DETAILS

                                  EXHIBIT C-2

                                    GALLERIA

                          STOREFRONT THRESHOLD DETAILS

                                  EXHIBIT C-2

                                    GALLERIA

                          STOREFRONT THRESHOLD DETAILS

                                  EXHIBIT C-2

                                    GALLERIA

                         DIAGRAM OF VERTICAL CLEARANCES

                                  EXHIBIT C-2

                                    GALLERIA

                                SIGNAGE CRITERIA

                                  EXHIBIT C-2

                                    GALLERIA

                                SIGNAGE CRITERIA

                                  EXHIBIT C-2

                                    GALLERIA

                                SIGNAGE CRITERIA

                                  EXHIBIT C-2

                                    EXHIBIT D

                    CENTRAL HEATING AND COOLING RATE SCHEDULE

                              FOR DEMISED PREMISES

        Landlord agrees to construct, operate and maintain a central heating and cooling plant "Central Plant", and a common heating and cooling service distribution system, to heat, ventilate and cool the Demised Premises.

        Tenant shall install at Tenant's expense, an individual tenant HVAC system sufficient for tenant occupancy with toilet exhaust and outside air make-up systems as may be required.

        Additionally, Landlord reserves the right to require such extra-ordinary exhaust and outside air systems, constructed at Tenant's expense, to be constructed as an integral portion of "Common" exhaust and outside air systems -- the purpose of which is to group similar systems within areas to provide the tenants with such cost and space benefits as may accrue to common systems.

        Tenant shall pay for such service, as additional rent for each calendar year during the term hereof, A "Heating and Cooling Service Charge" equal to the Base Unit Charge (hereinafter defined) for such year multiplied by Tenant's consumption for such year. The Heating and Cooling Service Charge shall be payable in monthly installments on the first day of each month during the term. Said monthly installments shall be based on Landlord's estimate of the Base Unit Charge for such year multiplied by Tenant's consumption for the period of consumption covered by such installment, as set forth in statements or billings therefor submitted to Tenant by Landlord.

        "Tenant's Consumption" as used herein, means HVAC energy consumption in ton-hours with respect to the period in question, as determined by either of the following two methods as selected by Landlord at its sole option: (i) by use of flow and temperature valves metered automatically and continuously on Tenant's chill water line serving the Demised Premises; or, (ii) as estimated by an independent engineering company (the "Consultant") selected by Landlord, using accepted engineering principles. If Landlord elects to use a Consultant to estimate Tenant's Consumption, then Tenant agrees to make the Demised Premises available to the Consultant from time to time during Tenant's normal business hours to permit the Consultant to make an HVAC survey of the Demised Premises. Tenant further agrees to supply Landlord within fifteen (15) days after written request therefor, additional information, as Consultant reasonably deems necessary to estimate Tenant's Consumption, including Tenant's days and hours of operation and specifications of heat producing equipment. The Consultant's estimate of Tenant's Consumption shall be binding upon Landlord and Tenant.

        Estimates of the Base Unit Charge with respect to each calendar year during the term hereof shall be provided by Landlord to Tenant as more fully set forth in Section B of this Exhibit. Following the conclusion of each calendar year, adjustments shall be made between Landlord and Tenant, with respect to the Heating and Cooling Service Charge for such year, as set forth in Section B below, on the basis of the actual Base Unit Charge for such year.

A.      BASE UNIT CHARGE

        The Base Unit Charge is estimated to be $.2749 per ton-hour of consumption. For this charge Tenant shall be provided with:

        1.      Hot and chilled water to the design criteria detailed in Exhibit
                C-1

        2.      "Maintenance Services", which shall consist of the following:



                                      D(1)

                a. Landlord agrees to maintain the Tenant's Cooling, Heating and Ventilating equipment in Tenant's space, as defined below, in good working order as follows:

                        1.      Air Handling Units

                                a.      Periodically lubricate motor and fan
                                        shaft bearings.

                                b.      Replace defective motors, sheaves,
                                        bearings, V-belts and shafts as these
                                        items become defective through normal
                                        wear and tear.

                                c. Replace the air filters and furnish new materials as needed.

                        2.      Temperature Controls

                                a. Adjust, inspect and repair temperature control equipment, including thermostats, automatic control valves, and automatic damper motors.

                                b. Furnish and install new control devices if such equipment cannot be adjusted or repaired.

                        3.      Ventilating Fans

                                a.      Periodically lubricate motor and fan
                                        shaft bearings.

                                b.      Replace defective motors, sheaves,
                                        bearings, V-belts and shafts as these
                                        items become defective through normal
                                        wear and tear.

                        4.      Electric Motor Starters, Contractors and Relays

                b. Where Tenant's design criteria requires special duty or grease filters, Tenant shall furnish, maintain, clean and/or replace as needed any special duty or grease filters at the expense of Tenant. If in Landlord's opinion, grease filters are not maintained and cleaned adequately by Tenant, then Landlord shall have the right to perform needed maintenance and cleaning at the expense of Tenant.

                c. Tenant shall be responsible to maintain the ductwork in the Demised Premises at Tenant's expense.

                d. Definition of "Maintain" shall be construed to mean furnishing of parts, materials, labor supervision, and tools to accomplish the preventative measures and to effect the repairs set out above, but not to include damage caused by Tenant in which the Tenant shall reimburse Landlord for the cost of repairing such damage.

        3.      The "Base Unit Charge" has three components as follows:

                a. "Basic Costs" equal to $.1331 per ton-hour. Basic Costs cover operating expenses of the Central Plant as hereinafter defined in greater detail.

                b. "Maintenance Services Expenses" (hereinafter defined) equal to $.0105 per ton-hour.

                c. Amortization of capital costs equal to (and hereby conclusively deemed to be) $.1313 per ton-hour. This component is for amortization of the retail



                                      D(2)
                        mall's proportionate share of the capital costs of building the Central Plant. Also included in this component is a 2%/year reserve for replacement of capital equipment and a 10%/year administrative fee.

B.      BASE UNIT CHARGE ADJUSTMENT

        The Base Unit Charge adjustment shall be calculated in accordance with the following:

        1. Tenant's Base Unit Charge includes two components which may escalate. These two components are Basic Costs amounting to $.1331 per ton-hour and Maintenance Services Expenses amounting to $.0105 per ton-hour. These amounts are estimates of Basic Costs and Maintenance Services Expenses as if the Central Plant and Tenant's Cooling, Heating and Ventilating equipment were in operation in 1981.

        2. Prior to Tenant's occupancy of the Demised Premises, Landlord will provide an updated estimate of Basic Costs and Maintenance Services Expenses for the year in which occupancy occurs. If this estimate exceeds $.1331 per ton-hour for Basic Costs or $.0105 per ton-hour for Maintenance Services Expenses, then Tenant's Base Unit Charge shall be adjusted upward by the amount of this excess.

        3. Prior to the commencement of each calendar year of Tenant's occupancy, Landlord shall provide to Tenant an estimate of the Base Unit Charge (based on estimates of Basic Costs and Maintenance Services Expenses) for said calendar year.

        4. Within 90 days or as soon thereafter as possible following the conclusion of each calendar year of the lease term, Landlord shall furnish to Tenant a statement of the actual Heating and Cooling Service Charge for such calendar year (based on the actual Base Unit Charge, for said calendar year.) Such statement may be audited at request of Tenant at Tenant's expense. A lump sum payment will be made from Landlord to Tenant or from Tenant to Landlord, as appropriate, promptly after the delivery of such statement equal to the difference in actual Basic Costs and Maintenance Services Expenses and estimated Basic Costs and Maintenance Services Expenses multiplied by Tenant's actual metered consumption for the just completed year. The effect of this reconciliation payment is that Tenant will pay or receive annually over the lease term its share of the charges adjusted from the original estimate of $.1331 per ton/hour for Basic Costs and $.0105 per ton-hour for Maintenance Service Expenses. Notwithstanding the adjusting procedure described above, in no event shall charges for Basic Costs be less than $.1331 per ton-hour and charges for Maintenance Services Expenses be less than $.0105 per ton-hour.

        5. An example of the adjustment described in Section B.4 is as follows:

                Assume the time is early 1982. Tenant's estimated Base Unit Charge for 1981 is $.2749 per ton-hour, which includes $.1331 per ton-hour for Basic Costs and $.0105 per ton-hour for Maintenance Services Expenses. Tenant's metered consumption for 1981 is 15,459 ton-hours. Landlord provides a statement to Tenant within the first 90 days of 1982 stating that the actual Base Unit Charge if $.2801 per ton-hour. The reconciliation payment would be a payment from Tenant to Landlord of $80.39 calculated as follows: ($.2801/ton-hour - $.2749/ton-hour) x 15,459 ton-hours = $80.39

        6. If it should become necessary to convert the units of energy, production in BTU's shall be converted to ton-hours by dividing by 12,000 BTU's per ton-hour.



                                      D(3)

C.      BASIC COSTS DEFINED

        "Basic Costs", as said term is used herein, shall be a dollar amount per ton-hour, determined by dividing the total operating expenses for the Central Plant by the total cooling ton-hours produced by the Central Plant, computed as of the last day of each calendar year during the term.

        Operating expenses of the Central Plant shall be computed on the accrual basis and shall include all expenditures by Landlord to maintain and operate facilities of the Central Plant in operation from the beginning of the lease term and such additional facilities in subsequent years as may be determined by Landlord to be necessary. Replacement of capital equipment is provided for in the 2%/year reserve referred to in Section A.3.c of this Exhibit and is not a Basic Cost. All operating expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied. The term "operating expenses" as used herein shall mean all expenses, costs and disbursements (but not replacement of capital investment items nor specific costs especially billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Central Plant, including but not limited to, the following:

        1. Wages, salaries and all related expenses and benefits, of all employees engaged in operation and maintenance of the Central Plant. All taxes, insurance and benefits relating to employees providing these services shall be included.

        2. Cost of all supplies and materials and equipment rented or used in operation and maintenance of the Central Plant.

        3. Cost of all utilities for the Central Plant including the cost of water and power, heating, lighting, air conditioning and ventilating for the Central Plant.

        4. Management costs and the cost of all maintenance and service agreements for the Central Plant and the equipment therein including, but not limited to alarm service and security service.

        5. Cost of all insurance relating to the Central Plant, including, but not limited to the cost of fire, rental abatement, casualty and liability insurance applicable to the Central Plant and Landlord's personal property used in connection therewith.

        6. All taxes and assessments and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing the Central Plant or by others subsequently created or otherwise, and any other taxes and assessments attributable to the Central Plant or its operation.

        7. Cost of repairs and general maintenance of the Central Plant (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the building other than Tenant).

        8. Amortization of the cost of installation of capital investment items which are primarily for the purpose of reducing operating costs or which may be required by governmental authority. All such costs shall be amortized over the reasonable life of the capital investment items by including in Basic Costs annually the applicable amortization schedule being determined in accordance with generally accepted accounting principles and in no event to extend beyond the reasonable life of the Mall Building.

        9.      Landlord's central accounting costs applicable to the Central
                Plant.



                                           D(4)

        10. Any allocation of expenditures for service or operation of the Complex attributable to the Central Plant, determined in accordance with generally accepted accounting principles.

                As used herein, the term "Complex" shall mean the Central Plant and other parts of a larger development bounded by Dallas Parkway, Alpha Road, Noel Road, and LBJ Freeway which from time to time are subject to reciprocal easement arrangements for common use of certain areas as an integrated mixed-use Complex.

D.      MAINTENANCE SERVICES EXPENSES DEFINED

        "Maintenance Services Expenses", as said term is used herein, shall be a dollar amount per ton-hour, determined by dividing all operating expenses associated with performance of the Maintenance Services defined in Section A-2 of this Exhibit by the total cooling ton-hours consumed by the Mall tenants and the Mall common area computed as of the last day of each calendar year during the term of this lease.

        All operating expenses associated with the performance of the Maintenance Services defined in Section A-2 shall be determined in accordance with generally accepted accounting principles which shall be consistently applied. The term "operating expenses" as used herein shall mean expenses, costs and disbursement (but not replacement of capital investment items nor specific costs especially billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the performance of Maintenance Services, including but not limited to, the following:

        1. Wages, salaries and all related expenses and benefits, of all employees engaged in performing Maintenance Services. All taxes, insurance and benefits relating to employees providing these services shall be included.

        2. Cost of all supplies and materials and equipment rented or used in performing Maintenance Services.

        3. Management costs and the cost of all maintenance and service agreements engaged in the performance of Maintenance Services and the equipment therein.

        4. Cost of repairs and general maintenance as called for under the definition of Maintenance Services.

E.      HOURS OF OPERATION

        The normal operating hours during which Landlord agrees to operate the Central Plant to heat, ventilate, and cool the Demised Premises to the design criteria detailed in Exhibit C-1 are as follows:

                Monday-Saturday 7:00 a.m. - 12:00 midnight
                Sunday         11:00 a.m. - 12:00 midnight

        Tenant shall have the right to request the Central Plant to heat, ventilate and cool the Demised Premises from 12:00 midnight until 2:00 a.m. each day for an hourly charge equal to Thirty-Five and No/100 Dollars ($35.00).



                                      D(5)

                   [LANDLORD/TENANT ELECTRICAL WORK DIAGRAM]

                                   EXHIBIT E

                                    EXHIBIT F

                               FINANCING STATEMENT
                             (Real Property Records)

                             Intentionally deleted.



                                      E(1)

                                    EXHIBIT S
                            SATELLITE DISH AGREEMENT

                                LICENSE AGREEMENT

                This License Agreement (this "License") is entered into and effective this __________ day of _______________, 1998, (the "Effective
Date") by and between Dallas Galleria Limited, a Texas limited partnership (hereinafter referred to as "Licensor") acting through Hines Interests Limited Partnership, its agent, and LBE TECHNOLOGIES, INC., a corporation duly organized and existing according to the laws of the State of California (hereinafter referred to as "Licensee").

                WHEREAS Licensor is the owner of an enclosed shopping mall known as the Dallas Galleria (the "Mall") located in the City of Dallas, Dallas County, Texas on the land described in Exhibit "A" attached hereto: and

                WHEREAS Licensee desires to install a satellite dish on the roof of the Mall with the wiring thereto and Licensor agrees to permit Licensee to install a satellite dish on the roof of the Mall with the wiring thereto under the terms and conditions contained herein.

                NOW THEREFORE, for and in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Licensor and Licensee hereby agree as follows:


1. By this License, Licensor hereby grants to Licensee the right to install and maintain at Licensee's sole cost and expense one satellite dish not to exceed seventy-two inches (72 inches) in diameter (the "Satellite Dish") at a location approved in writing by Licensor on the roof of the Mall building, subject to the terms and conditions contained herein.

2. The term of this License shall be month-to-month. Either Licensor or Licensee shall have the right to terminate this License, with or without cause, upon thirty (30) days prior written notice to the other party.

3. Throughout the term of this License, Licensee shall pay to Licensor monthly in advance, without prior notice or demand, a License Fee of One Hundred Twenty-Five and No/100 Dollars ($125.00) per month and proportionately for any partial first or last month.

4. Installation of the wiring to the Satellite Dish will be on the roof of the Mall building in an area approved by Licensor. Licensee and its contractor shall make no roof penetrations, but the wiring shall be run at the inside of the parapet wall to a location near the Satellite Dish in a manner approved by Licensor. From the parapet wall to the Satellite Dish any fastening to the roof shall be done by Licensor's roofing contractor at Licensee's expense.

5. Licensee shall install and maintain the wiring to the Satellite Dish at Licensee's expense, and at the expiration or termination of the term of this License, Licensee shall remove all wiring from the Demised Premises to the



                                 A(a) (1 of 3)

        Satellite Dish, all at the Licensee's sole cost and expense. If Licensee fails to remove such wiring within thirty (30) days after the expiration or termination of this License, then Licensor shall have the right to remove such wiring at Licensee's expense, plus an administrative fee equal to fifteen percent (15%) of the costs of removal.

6. Prior to the installation of the Satellite Dish, Licensee shall obtain, at Licensee's sole cost and expense, all legal and regulatory permits and licenses, whether Federal, State or Local, necessary for the construction, maintenance and use of the Satellite Dish.

7. Licensee agrees to install and operate the Satellite Dish in a manner which does not cause interference with existing satellite installations, or the transmissions therefrom or the receipt of transmissions thereto. Licensee shall be responsible to verify prior to installation that its Satellite Dish does not interfere with other satellite dishes installed on the roof of the Mall building.

8. Licensor shall have no liability for interference caused by transmissions to or from other satellite dishes affecting receipt of transmissions by Licensee.

9. Licensee shall hold Licensor harmless and indemnify Licensor from any and all claims or proceedings brought thereon, and the defense thereof, on the part of Licensee, Licensee's agents or employees or third parties of whatever nature (i) arising from any act, omission or negligence of Licensee or Licensee's contractors, agents, servants or employees, or
        (ii) arising from any accident, injury or damage whatsoever caused to any person, or any damage to the party of any person, including that of Licensee or Licensee's agents or employees, occurring during term hereof or from the installation or maintenance of the wiring, whether due solely or in part to negligence of Licensor, its officers, employees or agents. Notwithstanding anything to the contrary contained herein, there is expressly excluded from the above indemnity, any claims resulting from the intentional torts or gross negligence of Licensor, its officers, employees or agents. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, and in the defense thereof. Throughout the term of this License, Licensee shall continuously maintain general liability insurance under which Licensor and Licensee are named as insureds with contractual liability endorsements covering the indemnity contained herein and with limits of at lease one million and no/100 dollars ($1,000,000.00) combined single limit coverage for personal injury and property damage in any one occurrence. Each such policy shall provide that it is primary over any insurance carried by Licensor.

10. If during the term of the License, Licensor installs a common satellite system for the Mall (and which may include other buildings), then this License shall terminate upon thirty (30) days written notice from Licensor to Licensee, after which Licensee may, at its option, connect with such common satellite dish at its cost and receive transmissions through such common satellite system at the rates then charged by Licensor under the rules and regulations established by Licensor.



                                  A(a) (2 of 3)

                This License is hereby executed and delivered in multiple counterparts, each of which shall have the force and effect of an original, effective as of the date first written hereinabove.

                                        DALLAS GALLERIA LIMITED

                                        By: Hines Interests Limited Partnership
                                            Authorized Agent

                                        By:
                                           -------------------------------------
                                                                   LICENSOR

                                        LBE TECHNOLOGIES, INC.

                                        d/b/a Nascar Silicon Motor Speedway

                                        By:
                                           -------------------------------------

                                           -------------------------------------
                                           Name Printed            Title

                                                                   LICENSEE



                                  A(a) (3 of 3)

          VIA AIRBORNE EXPRESS

          August 11, 1998

          Ms. Janet Woods
          Silicon Entertainment, Inc.
          10401 Bubb Rd.
          Cupertino, CA 95014
          (408) 777-8082

          RE:  First Amendment of Lease
Hines     Tenant:       Silicon Entertainment, Inc.
                        d/b/a Nascar Silicon Motor Speedway
          Landlord:     Dallas Galleria Limited
          Location:     Dallas Galleria

          Dear Ms. Woods:

          Enclosed please find one (1) fully executed original(s) of the above referenced document(s) for your files.

          If you have any further questions, please let me know.

          Sincerely,


          /s/ PAULA KYZAR/kae
          ---------------------------------
              Paula Kyzar
              Legal Assistant to Marcela Chennisi
              Retail Development Group


          /kae

          cc: Jennifer Brown
              Lou Ann Kelley
              Safe Deposit
              Invoice File

                                LICENSE AGREEMENT

        THIS LICENSE AGREEMENT (The "License"), is entered into this 20th day of July, 1998, by and between SILICON ENTERTAINMENT, INC., a corporation duly organized and existing according to the laws of the State of California (the "Licensor") and DALLAS GALLERIA LIMITED, a Texas limited partnership (the "Licensee") d/b/a Nascar Silicon Motor Speedway.

                                   WITNESSETH:

        IN CONSIDERATION of the payments provided for herein, and the covenants and conditions hereinafter set forth, Licensor and Licensee hereby covenant and agree as follows:

1.      PREMISES AND TERM.

        Licensor hereby grants to Licensee the revocable license and right to operate a temporary exhibit in the Common Area on level 3 of the Shopping
Center (as defined below) shown as "Exhibit Area" on Exhibit "A" attached hereto (the "Premises"), within the Dallas Galleria Shopping Center (the "Shopping Center") located in Dallas, Dallas County, Texas, commencing on September 1, 1998 and continuing on a month-to-month basis (the "term"), subject to Licensor's right to terminate on thirty (30) days prior written notice as contained hereinbelow.

2.      CONDITION OF PREMISES.

        Licensee hereby acknowledges and agrees that Licensee has inspected the Premises and found them to be suitable for Licensee's permitted use as set forth in Section 3, and Licensee further agrees that Licensee is accepting the Premises in an "AS-IS" condition without any representations or warranties (expressed or implied) of any kind whatsoever, including, without limitation, fitness for a particular purpose, tenantability or habitability, and without recourse to Licensor.

3.      USE.

        Licensee shall operate its business in the Premises solely for the display of a platform based full-size NASCAR racing vehicle and sign as shown on Exhibit "S" attached hereto (collectively, the "Installation"). Licensee hereby agrees that the Premises shall be used for no other purpose or purposes whatsoever.

4.      LICENSE FEE AND ADDITIONAL LICENSE FEE.

        Intentionally deleted.

5.      HVAC AND UTILITIES.

        In the event Licensee requires the use of electricity, water, sewer or gas (the "Utilities") for the Premises, Licensee shall cause the Utilities to be metered in the name of Licensee and shall pay the Utility bills for the Premises directly to the company providing any such Utilities. In the event that Licensor elects to provide any of the Utilities to the Premises, Licensee shall reimburse Licensor for the cost of providing any such Utilities, which reimbursement shall be due within five (5) days after Licensee's receipt of demand, invoice or statement therefor from Licensor.

6.      MAINTENANCE AND REPAIR OF PREMISES.

        Licensee shall, at its sole costs and expense, keep and maintain the Premises and the Installation in "like new" condition as determined by Landlord's sole judgment. Licensor hereby reserves and retains the right to enter the Premises at any time to fulfill its repair and maintenance obligations to the common areas and other premises. Licensor shall use reasonable efforts to minimize interference with Licensee's permitted business operations in the Premises.

7.      ALTERATIONS, IMPROVEMENTS AND ADDITIONS.

        Other than the Installation described on Exhibit "S" attached hereto, Licensee shall not make any alterations, improvements or additions (including, without limitation, the installation of any fixtures) to the Premises without, in each instance, first obtaining the prior written consent of Licensor. Licensee hereby agrees that any alterations, improvements or additions (including, without limitation, the installation of any fixtures) to the Premises shall be (i) completed in a good and workman like manner, (ii) performed and completed by a contractor approved by Landlord so as not to create a lien against the Premises, the building of which the Premises are a part, or the Shopping Center, (iii) performed and completed pursuant to Licensor's then current rules, regulations, specifications and design criteria (including, without limitation, the submission of plans and specifications), (iv) the property of Licensor upon the completion thereof, (v) performed and completed in such a manner as not to interfere with or cause a nuisance to Licensor's operation of the Shopping Center, the use of the common areas of the Shopping Center or the other occupants of the Shopping Center, (vi) performed and completed in compliance with all applicable laws, ordinances, rules and regulations of any governmental authority leaving jurisdiction thereover and
(vii) performed after Shopping Center business hours unless otherwise approved in writing by Licensor.

8.      SECURITY DEPOSIT.

        Licensee shall deposit with Licensor, upon Licensee's execution of this License, a deposit of [***] as security for Licensee's performance hereunder. Licensor shall return to Licensee such security deposit within thirty (30) days after the expiration or termination of this



*** Confidential treatment requested.

14.  EXTENSION OF TERM, LICENSOR'S RIGHT TO TERMINATE AND SURRENDER OF PREMISES.

     Licensor hereby reserves and retains, during the term of this License, the right to terminate this License, with or without cause, upon thirty (30) days prior written notice to Licensee, provided, however, that Licensor may not revoke the license granted hereunder with respect to the sign described on Exhibit "S" except upon a default by Licensee or the early termination or expiration of the term of Licensee's lease of retail space within the Shopping Center.

     Licensee hereby agrees upon the expiration or termination of this License to (i) vacate the Premises and re-deliver the Premises to Licensor in good order, condition and repair (ordinary wear and tear excepted), (ii) leave all improvements which are in place at the time Licensor delivers possession of the Premises to Licensee, and (iii) leave all alterations, improvements, additions and fixtures which may be made or installed by either Licensor or Licensee upon the Premises and which in any manner are attached to the Premises (including, without limitation, being cemented, glued, nailed, bolted or otherwise affixed to the floor, walls, storefront, or ceiling of the Premises).

15.  HOLDOVER.

     In the event of any unauthorized holding over, Licensee shall indemnify and hold harmless Licensor against any and all claims for damages by any other licensee or tenant to whom Licensor may have leased the Premises for any date commencing after the termination date of this License, unless licensee is granted the right, in writing and signed by the Licensor, to hold over beyond the termination date.

16.  EVENTS OF DEFAULT AND REMEDIES OF LICENSOR.

     In the event that Licensee fails to comply with, perform or fulfill any of the terms, conditions or obligations herein which are to be complied with, or performed or fulfilled by Licensee ("Event of Default"), Licensor lawfully may, immediately or at any time thereafter, without further demand or notice, elect either to (i) receive as liquidated damages, in addition to all rentals and other charges provided for in this License, the sum of One Hundred Dollars ($100.00) per day that Licensee fails to cure any such Event of Default, or (ii) terminate this License upon five (5) days notice to Licensee, or (iii) pursue any other remedies available to Licensor at law or in equity. The failure of Licensor to complain of any action or non-action on the part of Licensee, no matter how long the same may continue, shall never be deemed to be a waiver by Licensor of its rights under this License. Further, it is covenanted and agreed that no waiver at any time of any of the other provisions of this License by Licensor shall be construed as either a waiver of any of the other provisions of this License or a waiver of at any subsequent time of the same provisions. If on account of a default or breach by Licensee of any term, provision, condition or obligation under this License, it shall be necessary for Licensor to employ an attorney to enforce or defend any of Licensor's rights or remedies hereunder or to evict Licensee, then Licensee shall pay to Licensor any reasonable amounts incurred by Licensor as attorney's fees.

17.     RELOCATION.

        In the event the Licensor requires the use of the Premises for any special event, Licensor shall have the right, upon ten (10) days notice to Licensee, to temporarily relocate the Premises to another location on level 3 of the Shopping Center. Such relocation shall be at Licensee's sole cost and expense. Licensor shall have the right to relocate the sign to another location on level 3 of the Shopping Center at any time during the term of this License which relocation shall be at Licensee's sole cost and expense.

18.     ADDITIONAL COVENANTS OF LICENSEE.

        Licensee shall at all times keep and maintain the Premises and Installation in a safe and clean manner.

        Licensee shall not permit any rubbish or refuse emanating from the Premises to accumulate in the common areas of the Shopping Center and shall be responsible for a neat and clean appearance of the Premises.

        Unless otherwise specifically permitted herein, Licensee shall not permit consumption of food or beverages as a part of the conduct of business in the Premises.

        Licensee shall provide Licensor with both a local emergency telephone number and address and permanent forwarding address. All notices in connection with this License shall be given by Certified U.S. Mail, return receipt requested or, in the case of notices from Licensor, personally delivered to the Premises with written confirmation of receipt.

        Licensee shall be responsible at all times for the security of the Premises.

        Licensee shall at all times abide by the rules and regulations established by Licensor (and/or the Shopping Center Manager) from time to time, with respect to the common areas, parking facilities, employee parking and Shopping Center.

        Except as shown on Exhibit "S", Licensee shall not, without Licensor's prior written approval, erect or install any signs, window or door lettering placards, or advertising media of any type which can be viewed from the exterior of the Premises, or erect or install any of the foregoing which are suspended from the ceiling of the Premises.

        Licensee shall not use any neon, flashing or rotating lights or signs at the Premises.

        Licensee shall not conduct solicitation of any kind from the Premises without the Licensor's prior written approval.

        Licensee shall not interrupt or disturb customers or patrons in the Common Area.

18.     MISCELLANEOUS PROVISIONS.

        This License shall be governed exclusively by the provisions hereof and by the laws of the State of Texas, as the same may exist from time to time, without regard to any theory or principal of the conflict of laws, and venue shall be in Harris County, Texas.

        If any term or provision of this License or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this License (including the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable) shall not be affected thereby, and each term and provision of this License shall be valid and be enforced to the fullest extent permitted by law.

        The submission of this document for examination and negotiation does not constitute an offer to lease, a reservation of, or an option for the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Licensor and Licensee. All negotiations, considerations, representations, inducements, oral agreements and understandings between Licensor and Licensee are merged and incorporated herein and this License may be amended, modified or altered only by written agreement signed by both Licensor and Licensee. This License constitutes the only agreement between the parties hereto, and there are no other representations or warranties between the parties. No employee or agent of Licensor shall have the right or authority to amend, modify or alter any of the provisions of this License.

     IN WITNESS WHEREOF, Licensor and Licensee have caused this License to be executed as of the date set forth above.


LICENSEE:                     SILICON ENTERTAINMENT, INC.
                              d/b/a Nascar Silicon Motor Speedway


                              By: /s/ JANET WOODS
                                  ----------------------------------------
                                  Janet Woods - Vice President Real Estate

Licensee's Permanent Address:
LBE Technologies, Inc.
10401 Bubb Road
Cupertino, CA 95014

LICENSOR:                     DALLAS GALLERIA LIMITED,
                              A Texas Limited Partnership

                              By:  HDG, Limited
                                   A Texas Limited Partnership
                                   General Partner

                              By:  Hines Consolidated Investments, Inc.
                                   A Delaware Corporation
                                   General Partner


                              By: /s/ DON B. MCCRORY
                                  -------------------------------------
                                  Don B. McCrory
                                  Vice President

                                    GALLERIA

                             SITE LAYOUT - LEVEL 3

                                   EXHIBIT A

                                    SHOW CAR
                                   PLAN VIEW
                                DALLAS GALLERIA

                                    SHOW CAR
                                 SIDE ELEVATION
                                DALLAS GALLERIA